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                                                                   EXHIBIT 10.12

                               LEASE AGREEMENT

            (Parcel 6 of Parcel Map No. 15307 of Business Park)
                                        -----

                                By and Between

                              CITY OF LONG BEACH,
                            a municipal corporation

                                    "City"


                                     and


                      LONG BEACH AIRPORT BUSINESS PARK,
                      a California general partnership

                                 "Developer"



                       CITY OF LONG REACH, CALIFORNIA


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                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
1.   SUBJECT OF LEASE1
     1.1  Purpose of Lease....................................................1
     1.2  Lease of Premises...................................................1
     1.3  Lease of Adjacent Premises..........................................2
     1.4  Option to Lease.....................................................2
     1.5  Parties to the Agreement............................................2
          1.5.1   City........................................................2
          1.5.2   Developer...................................................2
          1.5.3   Association by Developer....................................2
     1.6  Definition of Terms.................................................2
          1.6.1   Premises....................................................3
          1.6.2   Business Park...............................................3
          1.6.3   Project.....................................................3
2.   TERM.....................................................................3

3.   RENT.................................................................... 4
     3.1  Minimum Lease Payment...............................................4
     3.2  Rental Adjustment...................................................4
     3.3  Additional Rental Adjustments.......................................6

4.   ENCUMBRANCES.............................................................9
     4.1  Right to Encumber...................................................9
     4.2  Lender's Rights.....................................................9
     4.3  Lender Defined.....................................................11
     4.4  Notice.............................................................12
     4.5  Request for Not....................................................12
     4.6  New Lease..........................................................12
     4.7  Consent of Lend....................................................13
     4.8  No Merger..........................................................14
     4.9  Lender's Liability.................................................14

5.   ASSIGNMENT and SUBLETTING...............................................15
     5.1  Assignment.........................................................15
          5.1.1     Developer................................................15
          5.1.2     Approval by City.........................................15
          5.1.3     Other Transfers..........................................16
          5.1.4     Assignment Invalid.......................................17
          5.1.5     No Release...............................................17
          5.1.6     Additional Restrictions..................................17
     5.2  Subletting.........................................................18
          5.2.1 Restrictions on Sublease.....................................19
          5.2.2 Consent to Sublease..........................................20
     5.3  Sale of Buildings..................................................20

6.   INDEMNITY, INSURANCE, CASUALTY DAMAGE...................................21
     6.1  Indemnification and Hold Harmless..................................21


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                                                                           Page
                                                                           ----

     6.2  Insurance..........................................................21
          6.2.1 Liability Insurance..........................................21
          6.2.2 Fire and Extended Cover......................................22
          6.2.3 General Requirements.........................................22
          6.2.4 Miscellaneous................................................22
          6.2.5 Blanket Policies.............................................23
          6.2.6 Self-Insurance...............................................23
     6.3  Damage or Destruction..............................................23
          6.3.1 Restoration of Premises......................................23
          6.3.2 Right to Terminate...........................................24
          6.3.3 No Reduction in Rent.........................................24

7.   DEVELOPMENT OF THE PROJECT..............................................25
     7.1  Scope of Development...............................................25
     7.2  Phase Development..................................................25
     7.3  Performance and Payment Bonds......................................25
          7.3.1   Agreement to Provide.......................................25
          7.3.2   Term of the Bond...........................................26
          7.3.3   Penal Sum..................................................26
     7.4  Construction.......................................................26
          7.4.1   Costs of Construction......................................26
          7.4.2   Right to Improve...........................................26
          7.4.3   Construction Schedule......................................27
          7.4.4   City and Other Government
                    Agency Permits...........................................27
          7.4.5   Rights of Access...........................................27
          7.4.6   Local, State and Federal Laws..............................27
          7.4.7   Anti-Discrimination During Construction....................28
          7.4.8   Responsibilities of City and Developer.....................28
          7.4.9   Responsibilities of City...................................28
          7.4.10  Maintenance................................................29
          7.4.11  Acceptance of Premises.....................................29

8.   USE.................................................................... 29
     8.1  Government Use Control.............................................29
          8.1.1   Zoning.....................................................29
          8.1.2   Federal Aviation Administration............................29
          8.1.3   Rental Adjustment..........................................30
          8.1.4   No Waiver of Remedies......................................31
          8.1.5   Notice of Default..........................................31
     8.2  Inspection.........................................................32

9.   LIENS...................................................................32
     9.1  Developer's Responsibility.........................................32
     9.2  Notice of Work.....................................................32
     9.3  Discharge of Liens.................................................32
     9.4  City's Right to Pay................................................32
     9.5  Reimbursement of City..............................................33

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                                                                           Page
                                                                           ----

10.  CONDEMNATION............................................................33
     10.1    Definition of Terms.............................................33
             10.1.1    Total Taking..........................................33
             10.1.2    Partial Taking........................................33
             10.1.3    Taking................................................33
             10.1.4    Date of Taking........................................34
             10.1.5    Leased Land...........................................33
     10.2    Effect of Taking................................................33
     10.3    Allocation of Award.............................................34
             10.3.1    City's Share..........................................34
             10.3.2    Developer's Share.....................................34
     10.4    Reduction of Rent on Partial Taking.............................34
     10.5    Temporary Taking................................................34

11.  ALTERATIONS BY DEVELOPER................................................35

12.  TAXES AND ASSESSMENTS...................................................35
     12.1    Payment by Developer............................................35
     12.2    Installment Payments............................................35
     12.3    Proration.......................................................36
     12.4    Right to Contest................................................36

13.  CERTIFICATES BY DEVELOPER AND CITY......................................36
     13.1    Developer to Provide............................................36
     13.2    City to Provide.................................................36

14.  QUIET ENJOYMENT -- TITLE INSURANCE - ACCESS.............................37
     14.1    Quiet Enjoyment.................................................37
     14.2    Title Policy....................................................37

15.  TERMINATION AND FURTHER LEASING.........................................37
     15.1    Termination.....................................................37
     15.2    Termination by City.............................................37

16.  EXPIRATION OF LEASE AND SUBSEQUENT LEASING..............................38
     16.1    Continuation of Use.............................................38
     16.2    Valuation.......................................................38
     16.3    Developer's Rights..............................................38
             16.3.1    New Lease.............................................38
             16.3.2    Salvage of Improvements...............................38

17.  GENERAL PROVISIONS......................................................39
     17.1    Good Faith Deposit..............................................39
             17.1.1       Receipt by City....................................39
             17.1.2       Return of Deposit..................................40
             17.1.3       Retention of Deposit by City.......................40
     17.2    Notices, Demands and Communications Between Parties.............41
     17.3    Conflict of Interest............................................41
     17.4    Enforced Delay: Extension of Time of Performance................41
     17.5    Audit...........................................................42

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                                                                           Page
                                                                           ----

     17.6 Defaults and Remedies..............................................42
             17.6.1    Defaults - General....................................42
             17.6.2    Adjacent Parcel
                       Lease Exceptions......................................42
             17.6.3    Institution of Legal Actions..........................44
             17.6.4    Applicable Law........................................44
             17.6.5    Service of Process....................................45
             17.6.6    Rights and Remedies Are Cumulative....................45
             17.6.7    Inaction Not a Waiver of Default......................45
             17.6.8    Remedies..............................................45
             17.6.9    Arbitration - Declaratory
                       Relief................................................46
     17.7 Developer's Inability to Commence or
          Complete Construction..............................................46
             17.7.1    Developer's Right to Terminal.........................46
             17.7.2    City's Exercise of Remedies...........................46
             17.7.3    Payment to Developer..................................47
             17.7.4    Delivery of Plans.....................................48
     17.8    Right to Contest Laws...........................................48
     17.9    Trade Fixtures..................................................48
     17.10   Continued Possession of Tenant..................................49
     17.11   Utilities.......................................................49
     17.12   Surrender.......................................................49
     17.13   Partial Invalidity..............................................49
     17.14   Section Headings................................................49
     17.15   Short Form Lease................................................50
     17.16   Entire Agreement, Waivers and Amendments........................50
     17.17   Waivers.........................................................50
     17.18   Approvals.......................................................50
     17.19   Successors in Interest..........................................50
     17.20   Litigation and Attorney's Fees..................................50
     17.21   Right of First Refusal to Purchase..............................50
     17.22   Subject to Declarations.........................................51


ACKNOWLEDGEMENTS

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THE FOLLOWING ITEMS ARE ATTACHED TO THE LEASE:

l.   Exhibit "A" -  Legal Description of the Premises

2.   Exhibit "B" -  Site Plan of the Premises

3.   Exhibit "C" -  Legal Description of the Property Demised
                    by the Adjacent Property Lease

4.   Exhibit "D" -  Agreement of Non-Disturbance (Parcel 6 of
                    Parcel Map No.15307 of Business Park)
                               -----
5.   Exhibit "E" - Incremental Development Rider

6.   Exhibit "F" - Construction Requirements

7.   Exhibit "G" - Exhibit "G" has intentionally been left blank

8.   Exhibit "H" - FAA Required Lease Provisions

9.   Exhibit "I" - Exhibit "I" has intentionally been left blank

10.  Exhibit "J" - Short Form Ground Lease (Parcel 6 of
                   Parcel Map No. 15307 of Business Park)
                                  -----

                               LEASE AGREEMENT

(Parcel 6 of Parcel Map No.15307 of Business Park)
                           -----

           THIS LEASE AGREEMENT (Parcel 6 of Parcel Map No. 15307 of Business Park) ("Lease") is made as of the 10th day of March , 1983 (but shall be deemed at all times mentioned herein and for all purposes mentioned herein to relate back to April 23, 1981, the date of the Master Ground Lease described in Section 1.1 below), by and between LONG BEACH AIRPORT BUSINESS PARK, a California general partnership composed of CARLTON BROWNE AND COMPANY, INCORPORATED, a California corporation ("CB&C"), and SIGNAL. DEVELOPMENT CORPORATION, a California corporation ("SDC"), which general partnership is hereinafter referred to as "Developer" and the CITY OF LONG BEACH, a municipal corporation (hereinafter referred to as "City"). City and Developer hereby agree as follows:

            1.  SUBJECT OF LEASE:

                1.1 PURPOSE OF LEASE. The purpose of this Lease is to provide for the lease and improvement of certain premises, hereinafter described (the "Premises"), as a portion of a business park. The business park and a certain Fixed Base Operations facility located next to the business park are hereinafter collectively referred to as the "Project". This Lease is intended to replace and supersede as to the Premises only that certain unrecorded Lease Agreement dated April 23, 1981, executed by the Developer and the City (the "Master Ground Lease"), a short form of which Master Ground Lease was recorded on August 6, 1982, as Instrument No. 82-795499 of the Official Records of the Los Angeles County, California Recorder. This Lease shall have the same priority as to title with respect to the Premises described on attached Exhibit "A" as the Master Ground Lease. Any and all subleases entered into by Developer with respect to the Premises shall automatically be subject and subordinate to this Lease. Exhibit "E" to the Master Ground Lease provides for the segregation of the Master Ground Lease. This Lease (which might be thought of as a mini master ground lease) is intended to segregate the Premises from the Master Ground Lease in accordance with said Exhibit "E". This Lease is entered into in order to develop such portion of the Project and not for speculation in land holding. The development of such portion of the Project pursuant to and as contemplated by this Lease is in the vital and best interests of City and in accord with the public purposes and provisions of applicable State and local laws and requirements under which the Project is to be undertaken.

                1.2 LEASE OF PREMISES. City hereby leases to Developer and Developer takes and hires from City the Premises which are legally described on Exhibit "A" and illustrated and

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designated on the site map of the Project as Exhibit "B", both of which are attached hereto and made a part hereof, upon the terms and conditions hereinafter set forth.

                1.3 LEASE OF ADJACENT PREMISES. As of April 23, 1981, City leased to Developer certain real property known as the Fixed Base Operations parcels, which real property is legally described in the attached Exhibit "C". Said lease is hereinafter referred to as the "Adjacent Parcel Lease".

                1.4 0PTION TO LEASE. This Lease, the Adjacent Parcel Lease, the Master Ground Lease (as well as all other mini master ground leases into which the Master Ground Lease has been or will be segregated) have been executed and delivered pursuant to and as contemplated by that certain Option and Lease Agreement dated April 23, 1981 by and between City and Developer (the "Option") and are intended to modify and replace said Option and the rights and obligations of the parties thereto.

                1.5  PARTIES TO THE AGREEMENT.

                     1.5.1 CITY. City is a municipal corporation organized and existing under the laws of the State of California. The principal office of City is located at City Hall, 333 West Ocean Boulevard, Long Beach, California 90802. The term "City" as used in this Lease includes the City of Long Beach, California, and any assignee of or successor to its rights, powers and responsibilities.

                     1.5.2 DEVELOPER. Developer is a general partnership consisting of SDC, with a principal place of business at 17890 Skypark Circle, Irvine California 92714, and CB&C, with a principal place of business
at 3191-A Airport Loop Drive, Costa Mesa, California 92626.   The principle
place of business of Developer is 17890 Skypark Circle, Irvine California
92714.

                     A General Partnership Agreement has been executed by SDC and CB&C, an executed copy of which has been delivered to City. SDC and CB&C agree, upon request, to provide City with any amendments to this General Partnership Agreement made and entered into during the term of this Lease, so long as Long Beach Airport Business Park, a California general partnership, is the party acting as Developer under this Lease. SDC and CB&C represent and acknowledge that each one is jointly and severally liable to City under this Lease.

                     1.5.3 ASSOCIATION BY DEVELOPER. Notwithstanding any other provision hereof, Developer reserves the right, at its discretion, to join and associate with other entities in joint ventures, partnerships or otherwise for the

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purpose of acquiring and developing the Premises, and may assign this Lease to any such entity; provided that Developer continues to manage the development and operation of the Premises and will remain fully responsible to the City as provided in this Agreement, unless released from liability under Section 5.1 below. As used herein, manage shall mean to direct or supervise the operation and execution of the development of the Premises and to have authority to act for and bind the entity in all dealings with the City under this Lease. This definition shall not be deemed to require Developer to retain absolute discretion or policy making authority.

                     1.6  DEFINITION OF TERMS.

                          1.6.1   PREMISES.  The term "Premises" as used in
this Lease means those certain premises legally described on Exhibit "A," attached hereto and illustrated and designated on the site map attached hereto as Exhibit "B".

                          1.6.2   BUSINESS PARK.  The term "business park"
as used in this Lease means that certain real property of approximately 42.6l acres legally described as Parcels 1 through 12, inclusive, of Parcel Map No. 15307, in the City of Long Beach, County of Los Angeles, State of California, as filed in Book 159, pages 50 through 53, inclusive, of Parcel Maps of Los Angeles County, except therefrom, all oil, gas and other hydrocarbons in and under said land, but without the right to use the surface, or subsurface of said land above a depth of 100 feet, as reserved by Bixby Land Company, a corporation, in deeds recorded in Book 18884, page 347, in Book 24554, page 211, in Book 28612, page 328, in Book 38790, page 367, in Book 46180, page 52, in Book 49399, page 406, in Book D-721, page 156 and in Book 37202, page 308, all of Official Records, and as reserved by Wheeler F. Chase in deed recorded in Book 41754, page 423, Official Records of said county.

                          1.6.3   PROJECT.  The term "Project" as used in
this Lease means the business park as well as a certain Fixed Base Operations facility located next to the business park. The Fixed Base Operations facility contains an area of approximately 10.00 acres and is legally described on Exhibit "C" attached hereto.

                     2.   TERM:

                          The term of this Lease shall commence on the 8th
day of July, 1982, and shall continue thereafter for a period of fifty (50) years.

                     3.   RENT:

                          The rent provision contained in this Article 3 was
originally contained in the Master Ground Lease and it applied to the entire business park portion of the Project. (The business park does not include the Fixed Base Operations parcels.) In segregating the Master Ground Lease, City and Developer have agreed that the rent for the segregated Premises described on attached Exhibit "A" shall be a percentage of the rent originally contained in the Master Ground Lease for the entire business park. Thus, notwithstanding anything to the contrary hereinafter contained in this Article 3 or otherwise in this Lease, City and Developer hereby agree that the rent under this Lease is and shall be 61/100 percent (.61%) of all rent provided for in this Article 3 and otherwise in this Lease.

                          3.1  MINIMUM LEASE PAYMENT.  From commencement of
the term of this Lease, the basic rental payment shall be as follows:

                               (a)  First year:  ONE HUNDRED SIXTY-SEVEN
THOUSAND THREE HUNDRED THIRTY DOLLARS ($167,330.00), payable in installments on the last day of each calendar quarter.

                               (b)  Second year:  THREE HUNDRED THIRTY-FOUR
THOUSAND SIX HUNDRED SIXTY DOLLARS ($334,660.00), payable in installments on the last Day of each calendar quarter.

                               (c)  Third year:  FIVE HUNDRED ONE THOUSAND
NINE HUNDRED NINETY DOLLARS ($501,990.00), payable in installments on the last day of each calendar quarter.

                               (d)  Fourth through fourteenth years,
inclusive: SIX HUNDRED SIXTY-NINE 'THOUSAND THREE HUNDRED TWENTY DOLLARS ($669,320.00), payable in installments on the last day of each calendar quarter. The term "calendar quarter" as used herein shall mean the calendar quarters ending on the last days of March, June, September and December of each calendar year. Rental and rental adjustments applicable to only a portion of a calendar quarter shall be appropriately prorated on a per diem basis.

                          3. 2 RENTAL ADJUSTMENT.

                               (a)  Beginning on the fifteenth (15th)
anniversary of the first day of the term of this Lease, the base rental payable for the business park shall be adjusted in the manner provided in the formula set forth herein. Thereafter, rental adjustments shall occur on the fifth (5th) anniversary of said initial rental adjustment. Said dates shall be referred to for convenience as "adjustment dates".

               (b) At each rental adjustment date, the rental paid the previous year shall be adjusted to reflect the sum of the annual increases and/or decreases in the United States Department of Labor, Bureau of Labor Statistics, All Urban Consumers, Consumer Price Index, Subgroup, "All Items", for the Los Angeles-Long Beach-Anaheim Area (1967 equals 100), during the adjustment period, provided, however, that the maximum increase or decrease in any given year shall be eight percent (8%). The sum of the annual increases and decreases during the adjustment period shall be added to the rental paid in the previous year. The resulting total shall be the cumulative rental.

              (c) Said adjustment shall be based upon the formula R = S + (T x U), where R equals the annual rental payable following each such rental adjustment, S equals the annual rental payable for the business park immediately prior to the rental adjustment date, for which such adjustment is being made, T equals the annual rental payable immediately prior to the first such rental adjustment date, and U equals the sum of said percentage increases and/or decreases; provided that such adjustment for the first rental adjustment date shall be based upon the formula R = S + ($167,330 x
VI) + ($334,660 x V2) + ($501,990 x V3) + (T x V4), where VI equals the said percentage increase or decrease for the first twelve (12) month period, V2 equals the said percentage increase or decrease for the second twelve (12) month period, V3 equals the said percentage increase or decrease for the third twelve (12) month period, and V4 equals the sum of said percentage increases and/or decreases for the fourth through the fourteenth such twelve
(12) month periods. For example, the maximum annual rental payable from and after the first rental adjustment date shall be $669,320 + $13,386 + $26,773 + $40,159 + $589,002 = $1,338,640. Continuing with this example, if the annual rental for the business park payable following the first rental adjustment date is $1,338,640 per annum and if the said Consumer Price Index for the first twelve (12) month period following such rental adjustment date increases by ten percent (10%), for the second twelve (12) month period following such date decreases by two percent (2%), for the third twelve (12) month period following such date increases by seven percent (7%), for the fourth twelve (12) month period following such date increases by nine percent (9%), and for the fifth twelve (12) month period following such date increases by thirteen percent (13%), the annual rental payable would be $1,338,640 + [$669,320 x 8% - 2% + 7% + 8% + 8%)] ~ $1,532,743. Changes in
the said Consumer Price Index for any twelve (12) month period shall be computed by comparing the said Index figure for the month preceding the commencement of said twelve (12) month period.

               (d) If the said Consumer Price Index ceases to exist, the parties shall substitute any official index published by the Bureau of Labor Statistics, or successor or similar governmental agency, as may then be in existence and shall be most nearly equivalent thereto. If any such central adjustment cannot be computed as of a rent adjustment date, Developer shall continue to pay the annual rental theretofore payable until such central adjustment can be computed, at which time an appropriate adjustment shall be made between the parties in order to effectuate such central adjustment as of said rental adjustment date.

          3.3 ADDITIONAL RENTAL ADJUSTMENTS. The Basic Minimum Rent payable for the Project shall be subject to further adjustments and/or temporary abatements as follows:

               (a) The EIGHT HUNDRED THOUSAND DOLLAR ($800,000) annual minimum base rent provided for the Project under the Option (a portion of which has been allocated to the business park by this Lease) has been computed based upon the following assumptions regarding the permitted uses of the
Project:

                     Use                       Units Planned
                     ---                       -------------
          Financial/restaurant                 38,333 sq.ft.
          Garden office                       197,498 sq.ft.
          Hotel rooms                             200 rooms
          Airport-oriented office               9,951 sq.ft
          Multi-use space                     211,039 sq.ft
          Tie-downs and Hangar Space       Equivalent of 150
                                           spaces for single
                                           engine aircraft

In the event (i) that Developer is unable to obtain any of the discretionary governmental permits and/or approvals for the improvement of the Premises required to construct the above-described improvements within the Project, and, as a result thereof, it is delayed and/or prevented from the construction of such improvements upon the Premises; or (ii) that such discretionary permits and/or approvals are subject to terms and conditions imposed by City other than pursuant to agreements with or to comply with the laws of the State of California and the United States, in addition to those contemplated by the PD-2 Ordinance applicable to the Project first enacted by the City of Long Beach prior to the commencement of the term of this Lease (references in this Lease to a PD-2 Ordinance shall be deemed a reference to the PD-2 Ordinance enacted by City during the term of the Option, but prior to the commencement of the term of this Lease, or to any zoning ordinance enacted in replacement of such PD-2 Ordinance), that increase Developer's costs, the base minimum rent shall be equitably reduced based upon the proportionate reduction in the fair market value of the Premises valued for the types and quantities of uses that Developer is permitted to develop within the Premises, as compared to the fair market value valued for the types and quantities of uses contemplated above, in the case of (i) above, or based upon the additional development costs resulting in reduction of the fair rental value of the Premises below the rental for the fourth lease year as set out in Section 3.1 and the effect of such costs upon the fair market value of the Premises in the case of (ii) above. In the case of (i) above, such adjustment shall become effective upon the first to occur of the date Developer is denied any such governmental permit or approval and such denial becomes final or the date the applicable PD-2 Ordinance or other governmental law, rule and/or regulation preventing the construction of the types and quantities of improvements upon the Premises described above becomes effective. In the case of (ii) above, such adjustment shall become effective upon Developer's incurring the additional development costs as a result of the matters described therein. For example, in the event that that portion of the Project to be improved with a two hundred (200) room hotel can only be improved with a one hundred fifty (150) room hotel and a five thousand (5,000) square foot office building by reason of an amendment to the applicable PD-2 Ordinance, that portion of the minimum rental applicable to such portion of the Project shall be reduced if necessary in the proportion that the fair market value of such portion of the Project, valued for uses permitted by the applicable PD-2 Ordinance and this Lease bears to the fair market value of such portion of the Project valued as though the applicable PD-2 Ordinance permitted the construction of a two hundred (200) room hotel, such adjustment to become effective upon the date that such amendment to the applicable PD-2 Ordinance becomes effective. Any computation of the portion of the minimum rental to be allocated to such portion of the Project shall be made pursuant to the attached Exhibit "E". For the purposes of this Lease any Fixed Rate Operation buildings constructed upon the premises demised by the Adjacent Parcel Lease, shall be included within the use category designated as "Multi-use space" above, but airplane hangar space shall not constitute a portion of the 211,039 square feet described above. An appropriate adjustment shall be made to Section 17.1 in the event that the rental payable hereunder is adjusted pursuant to subclause (i) of this paragraph.

     In the event City and Developer are unable to reach agreement upon the amount of any rental adjustment to be made pursuant to this Section 3.3(a), the matter shall be determined by submitting the dispute to arbitration in accordance with the rules of the American Arbitration Association. Pending the determination of such dispute, through such arbitration proceedings, Developer shall continue to pay the rent otherwise payable hereunder, provided that upon the determination of such central adjustment, any overpayment of rent shall be reimbursed Developer, upon demand.

               (b) In the event that Developer's improvement and development of the Premises, in whole or in part, is delayed by reason of any governmental moratoriums, or by reason of any legal actions or other proceedings instituted to challenge or contest the validity and/or issuance of any governmental permits or approvals required by Developer, or by reason of any default hereunder on the part of City, the Basic Minimum Rent payable under Section 3.1 above shall be equitably abated in a reasonable manner, while such delay continues in effect. Notwithstanding the foregoing, should any delay resulting from legal actions or other proceedings instituted to challenge or contest the validity and/or issuance of any such governmental permit occur during the lease term, including delays from acts occurring during the option period under the Option: (1) the rental abatement otherwise permitted by this paragraph (b) shall be reduced by one-half (1/2) if such delay is in excess of six (6) months (as measured from the date rentals hereunder or option payments under the Option attributable to the Premises are abated by reason of such delay) such reduction to begin on the commencement of the seventh month of such delay; (2) such one-half (1/2) of the rental adjustment so payable as provided for in (1) above shall be paid into an interest-bearing escrow account for a period not to exceed three (3) years. Developer may terminate this Lease at its option at any time prior to the end of such third year while such delay continues. Upon the last day of said third year, Developer shall elect to resume paying the full amount of rental due as specified in Section 3.1 hereof, or shall terminate this Lease as of that date as to the affected portion of the Premises. Developer shall advise City of its election to pay rent or terminate on or before the last day of said third year. Termination by Developer hereunder shall be accomplished by giving written notice of such termination to City and in such event, such portion of the Premises shall be reconveyed to City, together with and subject to any rights, powers and easements established by any "Declaration" as defined in the attached Exhibit "E", provided that Developer complies with all conditions set forth in said Exhibit "E" to the division of this Lease into two separate new leases, one of which new leases would demise the portion of the Premises with respect to which this Lease is being terminated. If Developer elects to continue this Lease and resume paying the full rental then due, all monies in the above-described escrow account, including interest thereon, shall be paid to City. If Developer elects to terminate this Lease as to the affected portion of the Premises any time permitted by this Section 3.3(b), all monies in said escrow account, including interest thereon, shall be returned to Developer, less City's reasonable expenses incurred in defending any legal action causing the delay described herein upon any such termination, any portion of the security deposit Described in Section 17.1.1 below applicable to such terminated portion of the Premises shall be returned to Developer and the Basic Minimum Rent payable hereunder shall be reduced by the amount of the Basic Minimum Rent attributable to the portion of the Premises with respect to which this Lease is being terminated, computed as provided in the attached Exhibit "E".

     4.  ENCUMBRANCES:

          4.1 RIGHT TO ENCUMBER. During the term of this Lease, Developer may mortgage, pledge, assign or encumber, for security purposes only, Developer's interest under this Lease and the leasehold estate hereby created to a "lender on the security of the leasehold estate", as defined in Section
4.3 below, and in that connection may perform any and all acts and execute any and all instruments necessary and proper to consummate any loan, or other secured transactions and perfect the security therefor to be given such lender on the security of the leasehold estate.

          4.2 LENDER'S RIGHTS. Any such lender on the security of the leasehold estate shall have the right at any time during the term hereof:

               (a) To do any act or thing required of Developer hereunder and all such acts or things done and performed shall be as effective to prevent a forfeiture or termination of Developer's rights hereunder as if done by the Developer.

               (b) To realize on the security afforded by the leasehold estate and to acquire and succeed to the interest of Developer hereunder by judicial foreclosure or by private power of sale proceedings under any mortgage or deed of trust and to convey or assign the title to the leasehold estate created hereby to any purchaser at a foreclosure or trustee's sale and to acquire title in its own name or in the name of its nominee by assignment in lieu of foreclosure.

                (c) Pending any foreclosure of its lien, to take possession of and operate the Premises performing all obligations performable by Developer.

                (d) In the event of a default by Developer in the payment of an installment of rent hereunder, to pay such rent to City and such rent payments alone, without further requirement, shall be sufficient to prevent a termination or forfeiture of the leasehold estate created hereby or of Developer's right to possession; provided, however, that such right to cure such default and thereby prevent such termination or forfeiture shall exist only for a period of ninety (90) days after notice of such default has been given by City to such lender and only as to those lenders who have notified City of their respective interests in the Premises, as provided in Section
4.4 hereof.

               (e) In the case of any other default by Developers, City will take no action to effect a termination of this Lease or of Developer's right to possession by reason thereof until City shall have given to each such lender having so notified City as provided in Section 4.4 below a reasonable time after the expiration of Developer's grace period for curing such default within which either (i) to cure such default, if such default is susceptible of being cured by the lender without such lender's obtaining possession of the Premises, or (ii) to obtain possession of the Premises (including Possession by a receiver) and to cute such default, in the case of a default, which is susceptible of being cured by the lender only when the lender has obtained possession thereof, or (iii) to institute foreclosure proceedings and to complete such foreclosure proceedings or otherwise acquire Developer's interest under this Lease with reasonable and continuous diligence in the case of a default which is not susceptible of being cured by such lender; provided, however, that any such lender shall not be required to continue such possession or continue such foreclosure proceedings if the default which prompted the service of such a notice has been cured.

               (f) The time available to any lender entitled to such notice from City to initiate foreclosure or power of sale proceedings as aforesaid shall be deemed extended by the number of days of delay occasioned by other circumstances beyond the lender's control, but such extension shall not release such lender from the requirement that it cure rental defaults, as herein provided, to prevent City's termination of this Lease.

               (g) During the period that any such lender shall be in possession of the Premises and/or during the pendency of any foreclosure proceedings instituted by any lender, the lender shall pay or cause to be paid the rent specified in Article 3 above and all other charges of whatsoever nature payable by Developer hereunder which have been accrued and are unpaid and which will thereafter accrue during said period (subject to the sixty [60] day notice and right to cure provision provided in Section
17.6.1 below which shall be applicable to any failure by such lender to pay such sums). Such lender shall not, however, be required to pay the rent or other charges under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease. Following the acquisition of Developer's leasehold estate by the lender, or its designee, or any third party either as a result of judicial foreclosure or trustee sale proceedings or acceptance of an assignment in lieu of foreclosure, the lender or party acquiring title to Developer's leasehold estate shall, within thirty
(30) days, commence the cure of all defaults hereunder to be cured and thereafter diligently process such cure to comple-tion, except such defaults which cannot, in the exercise of reasonable diligence, be cured or performed by the lender or party acquiring title to Developer's leasehold estate (and also except any defaults under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease), whereupon City's right to effect a termination of this Lease based upon the default in question shall be deemed waived. Any default not susceptible of being cured by the lender or party acquiring title to Developer's leasehold estate shall be, and shall be deemed to have been, waived by City upon completion of the foregoing proceedings or acquisition of Developer's interest in this Lease by any purchaser (who may, but need not be, any lender) at the foreclosure or trustee's sale, or who otherwise acquires Developer's interest by virtue of the lender's exercise of its remedies, except that, if the default is curable by action of the City, City may, upon thirty (30) days' prior written notice to Developer at its sole option, enter into the property and cure the default and charge any cost of such action to Developer. Notwithstanding the foregoing, any defaults by Developer in the performance of its indemnification and hold-harmless covenants under this Lease and defaults under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided, shall be deemed to be defaults not susceptible of being cured by the lender or party acquiring title to Developer's leasehold estate and City may not cure any such default and charge the cost of such action to any such lender or other party acquiring title through judicial or trustee's sale proceedings or by deed in lieu of assignment, their successors or assigns, or acquiring a new leasehold under Section 4.6, but may recover said costs from any of the parties liable hereunder. City may not recover costs from the Developer under this Lease which are incurred to cure defaults under any other lease in effect as a result of the segregation procedure set forth in Section 2 of Exhibit E to the Master Ground Lease.

               (h) All notices by City to any lender shall be given by registered or certified mail, return receipt requested, addressed to the lender at the address last specified in writing to City by the lender.

               (i) However, if any such lender shall fail or refuse to comply with any and all of the conditions of this Section, then and thereupon City shall be released from its covenant of forbearance with such lender herein contained.

          4.3 LENDER DEFINED. The term "lender on the security of the leasehold estate" or "lender" as used in this lease shall mean the mortgagee under any mortgage, or the beneficiary under any deed of trust encumbering the leasehold estate of Developer or Developer's interests therein (including the assignee or successor of any such mortgagee, or trustee of any such mortgage or deed of trust and the holder of any promissory note, bond or other evidence of indebtedness or agreement secured thereby), and delivered for the purpose of securing to such mortgagee, trustee or beneficiary payment of any indebtedness incurred by Developer and/or the performance of any obligation to be performed by Developer and secured by such mortgage or deed of trust. Such terms may include the beneficiary under a purchase money deed of trust and other secured parties coming within the above definition, whether or not they have loaned funds to Developer.

          4.4 NOTICE. City's obligations to observe its covenants of forbearance in this Article for the benefit of any lender on the security of the leasehold estate, except as may be otherwise provided by law, shall be conditioned upon there having been first delivered to the Airport Manager of the City of Long Beach, a written notice of such encumbrance which shall state the name and address of such lender for the purpose of enabling notices to be given under Section 4.2 above.

          4.5 REQUEST FOR NOTICE. Upon and immediately after the recording of any trust deed encumbering Developer's leasehold estate, Developer, at Developer's expense, shall cause to be recorded in the Office of the Recorder of Los Angeles County, California, a written request for notice under Section 2924(b) of the California Civil Code that a copy of any notice of default and a copy of any notice of sale under such deed of trust be delivered to City as provided for under Section 2924(b) of the California Civil Code. Such request shall be executed by City. Concurrently with Developer's forwarding such notice to City for execution, Developer shall furnish to City a complete copy of the trust deed and the note secured thereby, together with the name and address of the holder thereof.

          4.6 NEW LEASE. In the event that this Lease is terminated or canceled for any reason, any lender on the security of the leasehold estate holding a Deed of Trust that is a first and senior lien upon Developer's leasehold estate shall have the right, within sixty (60) days of receipt of notice of such termination, to demand a new lease to replace this Lease covering the Premises for a term to commence on the date of procurement by City of possession of the Premises and to expire on the same date as this Lease would have expired if it had otherwise continued uninterrupted until its scheduled date of termination, and containing all of the same rights, terms, unexpired options, covenants, considerations and obligations as set forth in this Lease. Such new lease shall be executed and delivered by City to such lender within sixty (60) days after receipt by City of written notice from the lender of such election and upon payment by such lender of all sums owing by Developer under the provisions of this Lease (less the rent and other income actually collected by City in the meantime from any subtenants or other occupants of the Premises and exclusive of any sums owing under the Adjacent Parcel Lease or any new lease into which the Adjacent Parcel Lease or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease) and upon performance by the lender of all other obligations of Developer under the provisions of this Lease with respect to which performance is then due and which are susceptible of being cured by the lender. After such termination or cancellation of this Lease and prior to the expiration of the period within which any such lender may elect to obtain such new lease from City, and following any such election to obtain such a new lease, City shall refrain from terminating any existing sublease and from executing any new subleases or otherwise encumbering the real property demised hereby without the prior written consent of lender and City shall account to such lender for all rent collected from subtenants during such period. Any new lease granted any such lender shall enjoy the same priority in time and in right as this Lease over any lien, encumbrance or other interest, power and privileges of Developer hereunder in and to the Premises, including specifically, without written limitation, the assignment of Developer's interest in and to all then existing subleases and sublease rentals and (subject to Sections 5.3 and 17.9) the automatic vesting of title to all buildings, improvements and appurtenances, as well as to all equipment, fixtures and machinery therein until the expiration or termination of the term thereof. Such new lease shall provide with respect to each and every sublease which immediately prior to the termination of the term of this Lease was superior to the lien of the lender executing the new lease as tenant, or as to which such lender has executed a non-disturbance agreement, that such tenant thereunder shall be deemed to have recognized the subtenant under the sublease pursuant to the terms of the sublease, as modified by any applicable non-disturbance or attornment agreement, as though the sublease had never terminated, but had continued in full force and effect after the termination of the term of this Lease, and to have assumed all of the obligations of the sublessor under the sublease accruing from and after the termination of the term of this Lease, except that the obligation of the new tenant, as sublessor, under any covenant of quiet enjoyment, express or implied, contained in any such sublease, shall be limited to the acts of such tenant and those claiming by, under and through such tenant.

          4.7 CONSENT OF LENDER. Without the prior consent of any lender on the security of the leasehold estate having given City notice of its interest in the Premises under Section 4.4 above, this Lease shall not be surrendered, canceled, terminated or amended (except with respect to termination pursuant to any eminent domain proceedings concerning the whole of the Premises, as provided in Article 10 and except pursuant to

Section 17.6.8 after compliance with the requirements of Section 4.2) and no agreement purporting to surrender, cancel, terminate or amend this Lease shall be valid or effective unless such lender shall first have consented thereto. In order to facilitate any financing or refinancing by Developer which involves the hypothecation of Developer's leasehold estate and rights hereunder, City, if requested so to do by Developer, agrees to join in executing any and all instruments which legal counsel for any lender which is or may become the holder of a lien that is a first lien and charge upon the leasehold estate of Developer may reasonably require in order: (i) to grant to the lender or prospective lender the right to act for Developer in enforcing or exercising any of Developer's rights, options or remedies under this Lease; (ii) to amend the provisions of this Lease which relate to the application of Developer's portion of any insurance proceeds or condemnation award as may reasonably be requested by any lender; and (iii) to more fully assure the lender's right to secure the hypothecation of the leasehold estate of Developer, provided that in no event shall City be required to incur any personal liability for the repayment of any obligations secured by any such hypothecation of the leasehold estate of Developer not to subordinate the City's rights and reversionary interests in and to the Premises to any such hypothecation.

          4.8 NO MERGER. No merger of Developer's leasehold estate into City's fee title shall result by reason of the ownership of City's or Developer's estates by the same party or by reason of any other circumstances, without the prior consent of any and all lenders on the security of the leasehold estate.

          4.9 LENDER'S LIABILITY. In the event that any lender on the security of the leasehold estate obtains title to the leasehold estate or to any part thereof by sale through judicial or trustee's sale foreclosure proceedings or by deed given in lieu of foreclosure, such lender may thereafter (i) assign this Lease one time without City's approval and such lender and any person or entity acquiring the Developer's interest hereunder from such lender shall be liable to perform the obligations imposed on Developer by this Lease only during the period such person has ownership of the leasehold estate created hereby or possession of the Premises, and (ii) sublet the Premises free of the restrictions in Section 5.2.1 of this Lease. Thereafter, any assignment shall be invalid unless City shall have first consented thereto in accordance with Section 5.1 below. Such consent shall not be unreasonably withheld. Any assignee of such lender shall, however, be subject to the terms and provisions of Sections 5.1 and 5.2.1 below. The rights and privileges under this Lease of any lender on the security of the leasehold estate shall be subject to the rights and privileges of any other lender on the security of the leasehold estate which lien has priority over the lien of such lender.

5.   ASSIGNMENT AND SUBLETTING:

     5.1  ASSIGNMENT.

          5.1.1 DEVELOPER. The qualifications and identities of Developer are of particular concern to City. It is because of those qualifications and identities that City has entered into this Lease with Developer. No voluntary or involuntary successor in interests shall acquire any rights or powers under this Agreement except pursuant to an assignment or transfer made with City's consent or expressly permitted by this Lease to be made without City's consent.

          5.1.2 APPROVAL BY CITY. Developer may assign this Lease and its rights hereunder pursuant to Section 1.5.3 above provided that the assignee is a partnership or joint venture in which either Developer, or if Developer is a partnership or joint venture, either all of its partners or venturers, or both CB&C and SDC is/are general partners or joint venturers and provided that Developer continues to manage the Premises as required by Section 1.5.3 above. Except for the specific assignment permitted by the preceding sentence and the assignment by a lender permitted by Section 4.9 above, Developer may not assign this Lease or any interest herein without first obtaining the written consent of City, which consent, subject to Section
5.1.6 below, shall not unreasonably be withheld. City may condition such consent upon any such assignee's, concurrently with such assignment, executing and delivering to City an agreement assuming and agreeing to perform the obligations of Developer under this Lease. Promptly following any such assignment, Developer shall deliver to City a copy of such assignment, together with a statement setting forth the following information:

                 (i) The name and address of the assignee for the purpose of enabling notices to be given under Section 17.2 below.

                 (ii) Whether the assignee is an individual, a corporation or a partnership or a joint venture, and, if such assignee be a corporation, the names of such corporation's principal officers and of its directors and State of incorporation, and, if such assignee be a partnership or joint venture, the names and addresses of the members of such partnership or venture.

The provisions of this Section 5.1.2 shall not be applicable to assignments or transfers of the type described in subparagraphs (i) through (viii) of
Section 5.1.3 below, which shall not require the consent of City.

          5.1.3 OTHER TRANSFERS. In the event that Developer is a partnership, joint venture or corporation, any assignment of fifty percent (50%) or more of the partnership or joint venture interests or outstanding capital stock of such an entity shall constitute an assignment by Developer of this Lease for the purposes of this Article and shall not be permitted to occur without first obtaining the written consent of City, which consent shall not unreasonably be withheld. The provisions of this Section shall not be applicable to the following types of assignments and transfers, which shall be permitted without the prior consent of City.

                 (i) Assignments resulting from the death or mental or physical incapacity of an individual.

                 (ii) A transfer or assignment in trust for the benefit of a spouse, children, grandchildren or other family members.

                 (iii)  Any other transfer by operation of law.

                 (iv) A transfer to an "Affiliated Corporation" as hereinafter defined. An "Affiliated Corporation" shall be (1) any corporation which owns fifty-one percent (51%) or more of the outstanding capital stock of the assigning corporation; or (2) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by the assigning corporation; or (3) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by a shareholder who also owns at least fifty-one percent (51%) of the outstanding capital stock of the assigning corporation.

                 (v) A transfer of stock resulting from or in connection with a reorganization as contemplated by the provisions of the Internal Revenue Code of 1954, as amended or otherwise, in which the ownership interests of a corporation are assigned directly or by operation of law to a person or persons, firm or corporation which acquires the control of the voting capital stock of such corporation or all or substantially all of the assets of such corporation.

                 (vi) A transfer of stock in a publicly held corporation or of the beneficial interest in any publicly held partnership or real estate investment trust.

                 (vii) A transfer or assignment from one partner or joint venturer in Developer to another or if Developer is a corporation, from one shareholder to another; provided that the assignee assumes personal liability for the obligations of the transferring or assigning partner, joint venturer or shareholder under this Lease.

                 (viii) A transfer by a partner or venturer to a partnership or joint venture in which the assignor is a general partner or venturer.

          5.1.4 ASSIGNMENT INVALID. Any transfer or assignment to which City's consent is required by this Section 5.1 shall be void and shall confer no right or occupancy upon the assignee unless and until such consent of City is obtained.

          5.1.5 NO RELEASE. Notwithstanding any assignment by Developer permitted by Section 5.1 with City's consent and notwithstanding any assignment by a partner or joint venturer of Developer permitted by Section
5.1.3 with City's consent or made without City's consent under Section 5.1.3
(vii) above, the assigning party, including, without limitation, Developer and CB&C and SDC shall remain fully liable for the performance of all of the covenants to be performed by Developer under this Lease to be performed prior to the effective date of such assignment or the "Completion Date", as defined hereinbelow, whichever last occurs, but shall be released from liability with respect to the performance of such covenants to be performed after the last to occur of such dates. City's approval or consent to any such assignment or transfer shall not be a waiver of any right to object to further or future assignments, but the consent to each such successive assignment must be first obtained in writing from City.

The term "Completion Date," as used herein, shall mean the date that Developer completes its proposed construction of building improvements upon the Premises and certificates of occupancy with respect to such building improvements have been obtained. Developer shall be deemed to have completed its proposed construction of building improvements if ninety percent (90%) of the building square footage required to be constructed upon the Premises by this Lease have been completed upon the Premises and no unimproved building pads remain to be completed upon the Premises.

     5.1.6 ADDITIONAL RESTRICTIONS. City may withhold its consent to any assignment of this Lease to an assignee, when such consent is required by
Section 5.1.1 above, unless the Adjacent Parcel Lease, and all new leases into which the Adjacent Parcel Lease may have been divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, are assigned to the same assignee concurrently therewith. City may further withhold its consent to any assignment of this Lease to an assignee, when such consent is required by Section 5.1.1 above, unless the assignor's interest in all new leases then in effect as a result of the segregation procedure set forth in Section 2 of Exhibit E to the Master Ground Lease, is similarly assigned or transferred to the same assignee. Provided, however, this
Section 5.1.6 shall not be applicable to the one-time lender assignment permitted in Section 4.9 hereof or to subsequent assignments involving the premises which are the subject of such one-time lender assignment.

     5.2 SUBLETTING. Subject to Section 5.2.1 below, Developer shall be entitled, without the prior written consent of City, to sublet the whole or any portion of the Premises or the improvements constructed thereon by or under Developer and, without limiting the foregoing, may establish a leasehold condominium regime on the Premises, or portions thereof, in accordance with the provisions of California law, including California Civil Code Sections 783 and 1350-1360. Developer shall, at all times, remain liable for the performance of all of the covenants on its part to be so performed, notwithstanding any subletting. None of the restrictions on assignments in
Section 5.1 above shall be construed as being applicable to assignments or transfers by subtenants. Each sublease shall be subject and subordinate not only to this Lease, but also to any replacement lease made by City as provided in Section 4.6 above. If the term of this Lease shall end while any such sublease is in effect, City may, at its option, for a period of ninety
(90) days thereafter, either terminate the said sublease or succeed to all of the rights of Developer thereunder. Where any sublease which is consistent with this Lease is approved by City, City shall grant to the subtenant, under such an approved sublease entered into in good faith and for reasonable consideration, a right of quiet enjoyment in recordable form (a "non-disturbance agreement") during the term of the sublease, notwithstanding the expiration, termination or cancellation of this Lease; provided that (i) the term of the sublease, plus extension or renewal options, does not extend beyond the term of this Lease, (ii) such subtenant agrees that in the event this Lease expires, terminates or is canceled during the term of the sublease, the sublease shall be deemed a direct lease between City and such subtenant and to attorn to City. In the event that City objects to any proposed non-disturbance agreement or sublease, City agrees to notify Developer in writing of such objection and of its reasons for such objection within twenty (20) days of its receipt of the proposed non-disturbance agreement and sublease. Subject to the foregoing provisions of this Section 5.2, City hereby approves generally of the form of non-disturbance agreement attached hereto as Exhibit "D" and agrees not to unreasonably withhold its approval to any modifications to such agreement required by any subtenant to conform to the provisions of its sublease or otherwise reasonably required by any subtenant. Any approvals or grants of quiet enjoyment given or made by City pursuant to this Section 5.2 shall be binding upon City, its successors or assigns, including, without limitation, any person or entity succeeding to the interest of City by way of judicial foreclosure or trustee's sale proceedings pursuant to any mortgage or deed of trust, the lien or charge of which is subject and subordinate to this Lease. The following provision is added to this Lease as required by Exhibit "E",
Section 2(d)(xiii) of the Master Ground Lease: If this Lease is for an industrial/commercial planned unit development or condominium development, the City's obligation to execute a non-disturbance agreement with respect to any ground sublease with an owners association of a parcel or parcels restricted to common area usages shall not be affected because such ground sublease provides for the payment of a rental amount agreed upon by City and Developer which rent shall be allocated to this Lease (under which such parcel or parcels are sublet to the owners association).

      Any sublease, with respect to which City agrees to execute a non-disturbance agreement pursuant to this Section 5.2, may be a sublease pursuant to which the subtenant is responsible for the construction of the building improvements upon the subleased premises (a "Ground Sublease" herein). Any Ground Sublease may contain a hypothecation provision similar to Article 4 of this Lease for the benefit of the holder of any mortgage or deed of trust constituting a lien on the subleasehold estate created by virtue of the Ground Sublease. Any non-disturbance agreement executed and delivered by City for the benefit of the sublessee under a Ground Sublease shall specifically recite that it is for the benefit of any such holder of a deed of trust or mortgage constituting a lien on the subleasehold estate created by such Ground Sublease; that the term "sublease" as used in the non-disturbance agreement shall be deemed to include any new sublease executed and delivered to any such holder of a first deed of trust or first mortgage following a termination of the sublease pursuant to a provision in the sublease similar to Section 4.6 of this Lease, and that the term "sublessee" under the non-disturbance agreement shall be deemed to include any encumbrancer or other party succeeding to the sublessee under the Ground Sublease by virtue of judicial or private power of sale foreclosure proceedings or by delivery of an assignment in lieu of foreclosure, or otherwise. Where City agrees to execute a non-disturbance agreement for the benefit of the sublessee under any Ground Sublease, such agreement shall be subject to the obligations of the sublessee thereunder being no less than the obligations of Developer hereunder with respect to the subleased premises.

          5.2.1 RESTRICTIONS ON SUBLEASE. Developer shall obtain City's prior written approval of the proposed sublessee of any proposed Ground Sublease for any subleased premises containing ten thousand (10,000) or more square feet of land area. Such approval shall not be required for a sublease in connection with a sale of a condominium unit or building space containing less than ten thousand (10,000) square feet, or to the subleasing by any owner's association of common area portions in a planned unit development. Developer shall also obtain City's prior written approval of any assignee or sublessee of any Ground Sublease approved by City pursuant to this Section, except in the case of an assignment or sublease of the type Developer is permitted to enter by this Lease without City's consent or approval. Any request for City to approve a sublessee (including such an assignee or sub-sublessee) shall be accompanied by information identifying the proposed sublessee, financial information and a resume of relevant business experience sufficient for City to evaluate such person or entity proposed as the sublessee, and a copy of the proposed Ground Sublease, instrument of assignment or sublease. City shall either approve or disapprove the proposed sublessee in writing within fifteen (15) days after receipt of the request and the required information. If such proposed sublessee is not approved, the reasons therefor shall be stated in the written notice of disapproval. If City fails to act within said fifteen (15) day period, City shall be deemed to have approved said proposed sublessee. City's approval when required by this Section shall not unreasonably be withheld.

             5.2.2 CONSENT TO SUBLEASE. The approval of City to any sublease shall not be unreasonably withheld. Prior to review of any proposed sublease, the following information and assurances shall be provided to City:

                     (a) The name and address of the sublessee for the purpose of enabling notices to be given.

                     (b) Whether the sublessee is an individual, a corporation or a partnership, and if such sublessee be a corporation, the names of such corporation's principal officers and its directors and State of incorporation, and if such sublessee be a partnership, the names and addresses of the members of such partnership.

                     (c) Copies of any proposed non-disturbance or attornment agreements.

     5.3 SALE OF BUILDINGS. Developer shall have the right to sell condominium units, buildings and other improvements constructed pursuant to the terms of this Lease, provided however, that such condominium units, buildings and other improvements shall be and remain subject to the terms and conditions of this Lease and shall be used and developed exclusively in accordance herewith. No sale of such buildings shall be valid unless this requirement is expressly included in the deed.

6.  INDEMNITY, INSURANCE, CASUALTY DAMAGE:

     6.1 INDEMNIFICATION AND HOLD HARMLESS. Developer expressly agrees to defend, protect, indemnify and hold harmless the City, its officers, agents and employees free and harmless from and against any and all claims, demands, damages, expenses, losses or liability of any kind or nature whatsoever which City, its officers, agents or employees may sustain or incur or which may be imposed upon them or any of them for injury to or death of persons or damage to property arising out of or resulting from the alleged acts or omissions of Developer, its officers, agents or employees or in any manner connected with this Lease or with the occupancy, use or misuse of the Premises by Developer, its officers, agents, employees, subtenants, licensees, patrons or visitors and Developer agrees to defend at its own cost, expense and risk all claims or legal actions that may be instituted against Developer or City, and Developer agrees to pay settlements entered into with Developer's approval and to satisfy any judgment that may be rendered against either Developer or City as a result of any injuries or damages which are alleged to have resulted from or be connected with this Lease or the occupancy or use of the Premises by Developer or its officers, agents, employees, subtenants, licensees, patrons or visitors, except to the extent resulting from the negligent or willful acts of City or any such indemnitee. This indemnification shall be applicable both from and after the commencement date of the Lease term and prior to such date from and after the execution and delivery of the Option.

     6.2  INSURANCE.

          6.2.1 LIABILITY INSURANCE. At all times during the term of this Lease, Developer shall obtain and maintain or cause to be obtained and maintained bodily injury and property damage insurance by a combined single limit policy in an amount of at least ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) naming the City of Long Beach and its officers, members, agents and employees as co-insureds with Developer and others designated by Developer. Developer shall also maintain worker's compensation insurance in the amount required by statute. Developer shall furnish City with duplicate originals or certificates of such insurance. Said liability and property damage insurance policy shall either contain a broad form of contractual liability, or it shall have attached thereto an endorsement providing for such coverage.

          Prior to entry upon the Premises, Developer shall deliver the policies of insurance required by this Section 6.2, or certified photostatic copies thereof, to the City of Long Beach Airport Manager for approval as to sufficiency and for approval as to form by the City Attorney. When said policies of insurance have been so approved, Developer shall substitute a certificate of insurance issued by the insurance company or companies issuing such policies certifying that said insurance coverage is in full force and effect and upon the filing of said certificate, the policies will be returned by City to Developer, if Developer has deposited the original policies with City. Said liability and property damage insurance policy shall contain a provision substantially as follows:

   "The inclusion hereof of any person or entity as an insured shall not affect any right such person or entity would have as a claimant hereunder if not so included."

          Notwithstanding any other provision to the contrary contained in this Lease, Developer shall not have the right to enter upon the Premises for any purpose whatsoever until such certificate has been filed with the Airport Manager and with City.

          6.2.2 FIRE AND EXTENDED COVERAGE. Developer shall, at no cost or expense to City, keep insured for the benefit of Developer and City, and such other parties, having an insurable interest, as Developer may designate, the improvements constructed by or under Developer upon the Premises against loss or damage by fire and lightning and risks customarily covered by extended coverage endorsement, in amounts not less than one hundred percent (100%) of the actual replacement cost of said improvements, exclusive of the cost of excavations, foundations and footings. City shall be named as an insured under any such policy. Such fire and extended coverages shall also be required to be furnished by Developer during the construction of improvements on the Premises as contemplated by Article 7 below. Any loss payable under such insurance shall be payable to Developer and such other parties having an insurable interest in the property as Developer may designate and may be endorsed with a standard mortgagee's loss payable endorsement in favor of the holder of any first trust deed on Developer's leasehold estate or on any Ground Sublease subleasehold estate.

          6.2.3   GENERAL REQUIREMENTS.

          6.2.4 MISCELLANEOUS. The insurance policies to be secured by Developer pursuant to this Section 6.2 shall be obtained from insurers having a rating in Best's Insurance Guide of A-10, or better, (or a comparable rating in any similar Guide, if Best's Guide is no longer published), and shall require that the insurer give City notice of any modification, termination or cancellation of any policy of insurance no less than thirty
(30) days prior to the effective date of such modification, termination or cancellation. In addition, Developer shall notify City of any modification, termination or cancellation of any policy of insurance secured by Developer pursuant to this Section 6.2 as soon as Developer learns of any such modification, termination or cancellation. The policy of public liability and property damage insurance to be obtained under Section 6. 2. 1 above shall stipulate that said policy provides primary coverage and is not subordinate to nor contributing with any other insurance coverage held or maintained by City. The procuring of any such policy of insurance shall not be construed to be a limitation upon Developer's liability or its full performance on Developer's part of the indemnification and hold harmless provisions of this Lease; and Developer understands and agrees that, notwithstanding any such policy of insurance, Developer's obligation to protect, indemnify and hold harmless City under this Lease is for the full and total amount of any damage, injuries, loss, expense, costs or liabilities caused by or in any manner connected with or attributed to the acts or omissions of Developer, its officers, agents, employees, licensees, patrons or visitors, or the operations conducted by Developer, or Developer's use or misuse of the Premises, except to the extent resulting from the negligent or willful acts of City or any such indemnitee.

          6.2.5 BLANKET POLICIES. Nothing contained in this Article shall prevent Developer from requiring its subtenants, or any of them, or any other third party, to provide the insurance required by this Article 6, nor prevent Developer, or any of its subtenants, or any such third party from taking out insurance of the kind provided for under this Article under a blanket insurance policy or policies which cover other personal and real property owned or operated by Developer or any subtenant provided that the protection afforded City and Developer under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under a separate policy or policies relating only to the Premises.

          6.2.6 SELF-INSURANCE. If a subtenant is self-insured as a matter of such subtenant's usual and customary business policy and such self-insurance is accepted by institutional lenders, Developer may request City to waive the insurance requirement and to consent and permit such subtenant to self-insure. Such request shall be accompanied by information deemed necessary by City to review the request. Consent to self-insure shall not be unreasonably withheld.

     6.3  DAMAGE OR DESTRUCTION.

          6.3.1 RESTORATION OF PREMISES. If any building or improvement on the Premises is totally or partially destroyed or damaged as a result of any casualty, Developer shall either promptly repair, replace or rebuild such building or other improvement at least to the extent of its value immediately prior to such occurrence, subject, however, to delays resulting from force majeure, the cancellation of existing leases due to such casualty, settling with insurers and/or negotiating new financing if necessary, or remove all damaged or destroyed improvements and place the portions of the Premises from which improvements are removed in a clean and level condition following which all insurance proceeds attributable to such destruction or damage shall be the property of Developer. After the commencement of such repair, replacement or rebuilding, Developer shall continue such work with reasonable diligence until completion. Developer may cause any such work to be performed by or under its subtenants. In no event shall City be liable to Developer for any damages resulting to Developer from the happening of any such fire or other casualty or from the repair or reconstruction of the Premises or from the termination of this Lease as provided in Section 6.3.2 below.


     6.3.2   RIGHT TO TERMINATE.  Notwithstanding the provisions of Section
6.3.1 above, if the buildings and improvements on the Premises shall be damaged or destroyed as a result of a hazard against which Developer is not required to carry insurance to an extent in excess of twenty-five percent (25%), or more, of their then insurable value, or if any such uninsured damage or destruction shall occur at any time after the fortieth (40th) anniversary of the commencement date of the term of this Lease, then Developer shall have the right to elect to cancel this Lease by giving written notice thereof to City within three hundred sixty-five (365) days after the date of any such damage or destruction. Upon such termination, it will be the obligation of Developer to remove all damaged or destroyed improvements and to place the portions of the Premises from which improvements are removed in a clean and level condition. If the cost of restoration exceeds twenty-five percent (25%) of the then replacement value of the Premises destroyed and occurs during the first forty (40) lease years, and if Developer elects to terminate this Lease pursuant to this paragraph, City, within fifteen (15) days after receiving Developer's notice to terminate, can elect to prevent such termination from becoming effective by agreeing to pay to Developer the difference between such twenty-five percent (25%) of the value and the actual cost of restoration, in which case Developer shall restore the Premises, and City shall deposit an amount equal to the estimated cost of such difference with Developer's construction lender, upon request, prior to Developer's commencement of such work of restoration. Upon any such termination, the rents and other charges payable hereunder shall be prorated and paid or reimbursed to and from the date of termination. Developer shall forthwith surrender the Premises to City and City shall refund to Developer the security deposit provided for in Section 17.1.

     6.3.3 NO REDUCTION IN RENT. In case of destruction of all or any of the improvements on the Premises, except as provided in Section 6.3.2, there shall be no abatement or reduction of rent.

7.   DEVELOPMENT OF THE PROJECT:

     7.1 SCOPE OF DEVELOPMENT. The Project will be a business pack limited to commercial uses and a Fixed Base Operations facility. It is contemplated by the parties that the Project will be constructed to include approximately the following: 38,333 square feet of restaurant and financial space, 197,498 square feet of garden office space, a hotel of 200 rooms, airport-oriented office space of 89,951 square feet, multi-use space of 211,039 square feet, and an improved area sufficient for 150 single-engine aircraft tie-down spaces (whether or not designed and used for single-engine aircraft) based on utilization of ten (10) acres of the Property demised by the Adjacent Parcel Lease for tie-down and/or hangar space. The precise amounts and proportions of the various elements of the development of the Premises shall be based upon and consistent with the PD-2 Zoning Ordinance to be adopted for the Project, and any amendment or replacement thereof.

     7.2 PHASE DEVELOPMENT. In order to facilitate the phase development of the Project by Developer, the terms and provisions of the incremental development rider attached hereto as Exhibit "E" are hereby incorporated herein by reference.

     7.3     PERFORMANCE AND PAYMENT BONDS.

             7.3.1 AGREEMENT TO PROVIDE. On or before the date of commencement of construction of any building, structure, or other improvements on the Premises having an estimated cost of ONE HUNDRED THOUSAND DOLLARS ($100,000) or greater, Developer shall file or cause to be filed with City a performance bond and labor and material payment bond executed by Developer or Developer's subtenant or any contractor performing such work, as principal, and by a surety authorized to do business in the State of California, as surety, conditioned upon the contractor's performance of its construction contract with Developer and payment of all claimants for labor and materials used or reasonably required for use in the performance of such contract, in a form and with a surety reasonably acceptable to City. Said bond shall name or be endorsed to name City as a joint obligee with Developer, such subtenant and/or their lender. City agrees to either approve or disapprove of any such proposed bond submitted to City for approval within ten (10) days of City's receipt thereof. Any notice of disapproval shall specify the reasons for disapproval and the modifications required to secure City's approval. City's failure to expressly so disapprove of any such bond within said ten (10) day period shall constitute City's approval of the form of such bond and of the surety issuing such bond. The requirements of this Section shall not be applicable to any such work performed by or under a subtenant having a net worth greater than four (4) times the estimated cost of such work, provided, however, that nothing contained herein shall be deemed to release Developer from the responsibility to keep the Premises free and clear of all liens.

             7.3.2 TERM OF THE BOND. The term of both bonds shall commence on or before the date of filing with City. The Performance Bond shall remain in effect until the date of completion of the work to the reasonable satisfaction of City's City Manager or his designate. The Payment Bond shall remain in effect until the expiration of the period of filing a claim of lien as provided in Title 15 of Part 4 of the California Civil Code, and as hereafter amended, or if a claim of lien is filed, the expiration of the period for filing an action to foreclose such lien, or until the Premises are freed from the effect of such claim of lien and any action brought to foreclose such lien pursuant to the provisions of said Title 15 of Part 4 of the lien is otherwise discharged.

             7.3.3 PENAL SUM. The Performance Bond shall be in the amount and provide a penalty of one hundred percent (100%) of the valuation of the improvements to be constructed. The Payment Bond shall be in the amount and provide a penalty of one hundred percent (100%) of the valuation of the improvements to be constructed.

     7.4     CONSTRUCTION.

             7.4.1 COSTS OF CONSTRUCTION. The entire cost and expense of constructing any and all improvements on the Premises, including, without limitation, any and all on and off-site improvements required by applicable governmental authorities under applicable zoning ordinances or as a condition to parcel or final map approvals, shall be borne and paid by Developer, or its subtenants, and Developer shall hold and save City and the Premises harmless from any liability whatsoever on account thereof.

             7.4.2 RIGHT TO IMPROVE. Developer shall have the right to construct buildings and other improvements upon the Premises and shall have the right to change the grade of the Premises and/or to demolish and remove any and all structures, foliage and trees situated upon the Premises as of the date of this Lease as may reasonably be required for the purpose of improving the same incidental to Developer's use of the Premises; provided, that such work shall be performed in accordance with the applicable requirements of this Article 7, and such laws of any governmental entity as may be applicable thereto. Any and all such improvements, subject to Section 17.9 below, shall be owned by Developer or its successors or assigns during the term of this Lease and, unless removed by Developer upon the expiration of the term of this lease as permitted by Section 17.12 below, shall become a pact of the realty and the absolute property of Landlord upon the expiration or earlier termination of the term of this Lease.

             7.4.3   CONSTRUCTION SCHEDULE.  Attached hereto as Exhibit
     "F" is a Construction Schedule setting forth the dates by which Developer shall have commenced and completed the construction of certain minimum building and other improvements. Developer covenants and agrees to satisfy the construction requirements set forth in the said Schedule within the times therein specified. Notwithstanding the foregoing, the dates by which Developer is required to commence and complete any construction pursuant to the attached Exhibit "F" shall be extended by a period of time equal to the number of days during which the commencement or completion of such construction is delayed unavoidably by strikes, lockouts, Acts of God, governmental restrictions, moratoriums, or other governmental acts or inactions, acts of construction contractors or subcontractors, failure or inability to secure materials or labor by reason of priority or similar regulations or order of any governmental or regulatory body, enemy action, civil disturbance, fire, unavoidable casualties or any other cause beyond the reasonable control of Developer, excluding, however, the inability or failure of Developer to obtain any financing which may be necessary to commence and complete such construction.

             7.4.4 CITY AND OTHER GOVERNMENTAL AGENCY PERMITS. Before commencement of construction or development of any buildings, structures, or other work or improvements upon the Premises, Developer shall, at its own expense, secure or cause to be secured any and all permits which may be required by the City of Long Beach or any other governmental agency having authority over such construction, development or work.

             7.4.5 RIGHTS OF ACCESS. For the purposes of assuring compliance with this Lease, representatives of City, in addition to those conducting inspections required by City, shall have the right of access to the Premises without charges or fees, at normal construction hours, during the period of construction for the purposes of this Lease, including, but not limited to, the inspection of the work being performed in constructing the improvements required by this Lease. Such representatives of City shall be those who are so identified in writing by the City Manager of City, except that those employees conducting inspections required by law need not be so identified.

             7.4.6 LOCAL, STATE AND FEDERAL LAWS. Developer shall carry out or cause to be carried out the construction of any buildings, structures or other work of improvement upon the Premises in conformity with all applicable laws, including, without limitation, zoning ordinances.

             7.4.7 ANTI-DISCRIMINATION DURING CONSTRUCTION. Developer for itself and its successors and assigns agrees that, in the construction of any improvements provided for in this Lease, Developer will not discriminate against any employee or applicant for employment because of age, sex, marital status, race, handicaps, color, religion, creed, ancestry or national origin.

             7.4.8   RESPONSIBILITIES OF CITY AND DEVELOPER.

             7.4.9 RESPONSIBILITIES OF CITY. City will assist and cooperate with Developer in connection with requests by Developer for lot line adjustments, tentative or final, parcel or tract map approval, condominium plan approval, variances and any other governmental approvals necessary for the development of the Premises, pursuant to this Lease and in connection with the formation of and/or annexation of portions of the Premises to such improvement and/or special assessment districts as Developer may desire to have formed to construct or acquire improvements benefiting the Premises, including, without limitation, the execution of documents required to dedicate or offer for dedication or restrict or otherwise encumber or subdivide by parcel or final maps or condominium plans portions of the Premises as may be required by applicable governmental authorities. City agrees to join with Developer in execution of a Declaration of Project Restrictions for any condominium regime established by Developer, as required by Section 1355 of the California Civil Code, or a similar instrument reasonably required to establish a so-called commercial and/or industrial planned unit development, which Declaration or instrument may include provisions, consistent with other first class commercial industrial condominium projects or planned unit development projects in the Southern California area, where such instrument is approved by City, which approval shall not unreasonably be withheld. City further agrees to join in granting or dedicating such public or private utility company easements as may be required for the development of the Premises, for which no consideration is given. City shall not be responsible for any on site or off-site improvements in connection with the Premises. City shall have responsibility for maintaining public rights-of-way, sewers and storm drains after dedication of same to City by Developer. City agrees to accept the same for maintenance purposes. City further agrees to assist with Developer's financing of the development of the Premises by cooperating reasonably with Developer and using reasonable efforts to sell or to cause any appropriate agency of the City to sell industrial development bonds as a source for such financing, if such action is legally permissible; by granting to or for the benefit of the holders of any special assessment or district bonds constituting a first lien on Developer's leasehold estate or their trustee the rights of a "lender on the security of the leasehold estate" having a first mortgage or deed of trust of Developer's leasehold estates as provided in this Lease, by written agreement in recordable form in a form reasonably satisfactory to legal counsel for the underwriters and/or purchasers of said bond. Such rights may include rights under Section 4.6, provided that the sixty (60) day period specified in Section 4.6 shall be increased to seventy-five (75) days for such holders and/or their trustees, it being understood, however, that the lender on the security of the leasehold estate whose security is next in priority shall have the exclusive right to exercise the rights of a lender on the security of the leasehold estate having a first mortgage or deed of trust lien on Developer's leasehold estate under Section 4.6 during the sixty (60) day period provided for in Section 4.6, provided that as an additional condition to receiving a new lease, such lender and/or its nominee shall subject and encumber its leasehold estate to a first lien securing the repayment of said bonds on the same terms and conditions as the first lien securing such repayment on Developer's leasehold estate created by this Lease.

             7.4.10 MAINTENANCE. In addition to the responsibilities mentioned herein, Developer shall have sole and exclusive responsibility for maintaining the Premises and all building structures and improvements which may be constructed upon the Premises in good condition and repair, at no cost or expense to City, reasonable wear and tear excepted.

             7.4.11  ACCEPTANCE OF PREMISES. Developer accepts the
     Premises in an "as-is" condition and acknowledges that Developer has not received and City has not made any warranty express or implied as to the condition of the Premises. Developer agrees to bear all expenses incurred in the development, operation and maintenance of the Premises.

8.   USE:

     8.1     GOVERNMENT USE CONTROL.

             8.1.1 ZONING. Use of the Premises shall conform to and be limited by applicable zoning regulations, any conditions lawfully imposed by Duly empowered governmental authorities having jurisdiction over the Premises and the terms, covenants, conditions and restrictions imposed by this Lease. The Premises may not be used for Fixed Base Operations nor shall the Premises have access to the Long Beach Municipal Airport, other than access in common with the public, at public access points.

             8.1.2 FEDERAL AVIATION ADMINISTRATION. The improvement of the Premises shall be subject to the conditions contained in the language mandated by the FAA and set out in Exhibit "H", which is attached hereto and made a part hereof.

     The provisions set out in Exhibit "H" are applicable to the Premises and binding upon the parties only to the extent that such provisions are mandated by applicable laws, rules or regulations of the United States Government or any contract or agreement entered into by and between City and the United States Government and/or agencies thereof.

             8.l.3   RENTAL ADJUSTMENT. In the event of any closure or
     significant modification of the Long Beach Municipal Airport which results in a significant adverse effect upon the fair market value of those portions of the business park used for hotel purposes, the rent payable by Developer for such portion of the business park shall be equitably adjusted. Such adjustment rental shall be so calculated as to consider any reduction in value of the improvements on the subject portions of the business park as an element thereof. In computing such rental adjustment, any alternative uses for such portions of the business park then permitted by this Lease or by City and under applicable laws, rules and regulations, including zoning ordinances, taking into account the remaining term of this Lease, and the costs and time required to commence such alternative use shall be given consideration, provided that such rent as so adjusted shall not be greater than but may be less than the amount paid by Developer prior to the action resulting in such adjustment. If the City of Long Beach commences proceedings to rezone such portions of the business park within two (2) months of the receipt of notice from Developer of Developer's intent to claim a rental adjustment under this Section, the computation of the rent adjustment shall be postponed for a period of up to six (6) months from the giving of such notice in order to reflect any such new zoning in the computation of such rental adjustment, but any such rental adjustment shall be applied retroactively to the date City receives such notice from Developer, in any event. In the event Developer, in its sole discretion, determines to redevelop the hotel use property in accordance with such alternative uses permitted by applicable zoning and this Lease, the rental paid for such portion of the leasehold devoted to such alternative use shall be adjusted, effective upon issuance to Developer of a Certificate of Occupancy for such alternative use facilities to reflect such alternative use. The rent payable shall be the difference between the fair rental value of the portion of the leased land valued for such alternative use without considering the rental adjustment factors described above and the leased land valued for the use being made of such portion by Developer immediately preceding such closure or modification as described in this Section 8.1.3, added to the rental being paid by Developer for such portion of the leased land immediately prior to such closure or modification, less the portion of the rental adjustment computed in this Section attributed to the reduction in value of the improvements. City will cooperate upon request by Developer in agreeing upon the adjusted rent for such alternative use proposed by Developer at any time after any such closure or modification thereto as described in this Section. In the event of a dispute between the parties as to any matter set out in this Section 8.1.3, such dispute shall be determined by submitting the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. If any such closure or significant modification of the Long Beach Municipal Airport, as described herein, occurs during the last ten (10) years of the term of this Lease, and if, as a result thereof, any hotel constructed upon the business park is no longer suitable for any uses producing other than minimal and insubstantial income taking into account any alterations or additions Developer will agree to make, either City or Developer may elect to terminate this Lease, insofar as this Lease affects such hotel, together with and subject to any rights, powers and easements established by any "Declaration", as defined in the attached Exhibit "E", provided that the party electing to terminate this Lease complies with all conditions set forth in said Exhibit "E" to the division of this Lease into two (2) separate new leases, one of which new leases will demise the portion of the business park with respect to which this Lease is being terminated, and provided further that if City so elects to terminate this Lease, City pays to Developer a sum equal to the present discounted value of the difference between the then fair rental value of the portion of the business park with respect to which this Lease is being terminated and the rental payable hereunder attributable to such portion of the business park after the rental adjustment required by this Section. Any sums payable to Developer pursuant to this Section shall be subject to the rights of any lender on the security of the leasehold estate and Developer's right to terminate this Lease under this Section shall be subject to Developer's obtaining the approval of any lender on the security of the leasehold estate.

             8.l.4   NO WAIVER OF REMEDIES. Nothing herein shall be deemed
     to alter any right of Developer to claim damages in inverse condemnation resulting from actions described in Section 8.1.3 above and litigate such claim, nor shall it be deemed any limitation in City's right to defend any such litigation instituted by Developer.

             8.1.5 NOTICE OF DEFAULT. In the event that any governmental agency notifies City of a default by Developer or by anyone occupying or using the Premises by or under Developer of any of the provisions set forth in Exhibit "H", City shall promptly notify Developer of such allegation of default and, if requested to do so by Developer, shall cooperate in any administrative proceeding available to contest such default.

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

        8.2 INSPECTION. Nothing herein shall be deemed to prohibit the City of Long Beach in its governmental capacity from entering the premises to enforce applicable codes and ordinances.

9.   LIENS.

        9.1 DEVELOPER'S RESPONSIBILITY. Developer shall not permit any liens to be enforced against City's interests in and to the land comprising the Premises, nor against Developer's leasehold interest therein by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, and Developer agrees to indemnify City against such liens.

        9.2 NOTICE OF WORK. Before any buildings, structures or other improvements or additions thereof, having a cost in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000) are constructed or reconstructed upon the Premises, Developer shall serve written notice upon City in the manner specified in this Lease of Developer's intention to perform such work for the purpose of enabling City to post notices of non-responsibility under the provisions of Section 3094 of the Civil Code of the State of California, or any other similar notices which may be required by law.

        9.3 DISCHARGE OF LIENS. If any mechanics' liens or other liens are filed of record against the Developer's or City's interests in and to the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under developer, Developer shall cause the same to be discharged of record within sixty (60) days after notice to Developer of the filing thereof, or otherwise free the Premises from the effect of such claim of lien and any action brought to foreclose such lien within such sixty (60) day period, or Developer, within such sixty (60) day period, shall promptly furnish to City a bond in an amount and issued by a surety company satisfactory to City securing Developer against payment of such lien and against any and all loss or damage whatsoever in any way arising from the failure of Developer to discharge such lien.

        9.4 CITY'S RIGHT TO PAY. In the event Developer fails to perform its obligations under Section 9.3 above with respect to any lien within the sixty (60) day period specified in Section 9.3 above, City may, but shall not be obligated to, pay the amount thereof inclusive of any interest thereon, and any costs assessed against Developer in said litigation, or may discharge such lien by contesting its validity or by any other lawful means.

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

        9.5 REIMBURSEMENT OF CITY. Any amount paid by City for any of the expenses described in Section 9.4 above, and all reasonable legal and other expenses of City, including reasonable counsel fees, and costs of suit, in defending any such action or in connection with procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate provided by law from the date of payment, shall be repaid by Developer to City on demand.

10.     CONDEMNATION:

        10.1 DEFINITION OF TERMS. The following definitions shall govern interpretation of this Section.

    10.1.1  TOTAL TAKING. The term "total taking" as used in this
Section 10 means the taking of the entire Premises under the power of eminent domain or the taking of so much thereof as will in Developer's judgment prevent or substantially impair the use of the Premises for the uses and purposes then being made or proposed to be made by Developer of the Premises.

        10.1.2 PARTIAL TAKING. The term "partial taking" means the taking of a portion only of the Premises which does not constitute a total taking as defined above.

        10.1.3 TAKING. The term "taking" shall include a voluntary conveyance by City to an agency, authority or public utility under threat of a taking under the power of eminent domain in lieu of formal proceedings.

        10.1.4 DATE OF TAKING. The term "date of taking" shall be the date title to the Premises or portion thereof passes and vests in the condemnor or the date of entry of an order for immediate possession by a court of competent jurisdiction in connection with any judicial proceedings in eminent domain or the date physical possession of the Premises is taken or interfered with, whichever first occurs.

        10.1.5 LEASED LAND. The term "leased land" means the real property demised hereby, but exclusive of any and all improvements situated upon the Premises at the commencement of the lease term and also exclusive of all improvements constructed or placed thereon by or under Developer and exclusive of any grading and other site work performed by or under Developer. This definition shall also apply to Section 8.1.3.

        10.2 EFFECT OF TAKING. If during the term hereof there shall be a total or partial taking under the power of eminent domain, then the leasehold estate of Developer in and to the Premises, in the event of a total taking, or the portion thereof taken, in the event of a partial taking, shall cease and terminate, as of the date of taking thereof. If this Lease is so terminated in whole or in part, all rentals and other charges payable by Developer to City hereunder and attributable to the Premises, or portion thereof taken, shall be paid by Developer up to and prorated through the date of taking by the condemnor. Any portion of the security deposit provided for in Section 17.1 fairly attributable to the terminated portion of the leasehold estate shall be repaid by Developer and the parties shall thereupon be released from all further liability in relation thereto.

        10.3 ALLOCATION OF AWARD. All compensation and damages awarded in connection with a total or partial taking of the Premises, including all improvements thereon, shall be allocated as follows:

        10.3.1 CITY'S SHARE. City shall be entitled to that portion of the award attributable to the fair market value of the leased land, or the portion taken, valued at the date of the taking and for the use then being made of the leased land by Developer. In determining such fair market value the provisions of this Lease, including, without limitation, the rent payable hereunder over the remaining terra of this Lease, shall be taken into account.

        10.3.2 DEVELOPER' S SHARE. Developer shall be entitled to the amount remaining of the total award after deducting therefrom the sums to be paid to City pursuant to the preceding Paragraph 10. 3.1.

        10.4 REDUCTION OF RENT ON PARTIAL TAKING. In the event of a partial taking, the rent payable by Developer shall be adjusted from the date of taking to the date of expiration of the term of this Lease. Such rental adjustment will be made by reducing the rental payable by Developer based on the ratio between the fair market value of the leased land at the date of taking and the fair market value of the leased land remaining immediately thereafter, valued for the use being made of the leased land by Developer prior to such taking.

        10.5 TEMPORARY TAKING. If all or any portion of the Premises shall be taken by any competent authority for temporary use or occupancy, this Lease, at the option of Developer, shall continue in full force and effect without reduction or abatement of rent, notwithstanding any other provision of this Lease, statute or rule of law to the contrary, and Developer shall, in such event, be entitled to the entire award for such taking to the extent that the same shall be applicable to the period of such temporary use or occupancy included in the term of this Lease and City shall be entitled to the remainder thereof.

     11.  ALTERATIONS BY DEVELOPER:

          Developer shall have the right at any time and from time to time during the lease term to make, at its sole cost and expense, such changes and alterations, structural or otherwise, in or to the improvements constructed upon the Premises as Developer shall deem necessary or desirable, including, without limitation, the right to remove and/or demolish buildings and other improvements whether or not other buildings or improvements are constructed in their place. The rights granted by this paragraph shall be limited to and their exercise shall comply with the terms of Paragraph 7 hereof.

     12.  TAXES AND ASSESSMENTS:

          12.1 PAYMENT BY DEVELOPER. Developer shall pay prior to delinquency all real estate taxes and assessments on the Premises and/or Developer's possessory interests therein levied during the term of this Lease. Developer shall not place or allow to be placed on the Premises, or any part thereof, any mortgage, trust deed, encumbrance or lien unauthorized by this Lease. Developer shall remove or have removed any levy or attachment made on any of the Premises, or any part thereof, or assure the satisfaction thereof within a reasonable time, but in any event prior to a sale thereof. Nothing herein contained shall be deemed to prohibit Developer from contesting the validity or amounts of any tax, assessment, encumbrance or lien, nor to limit the remedies available to Developer in respect thereto.

          12.2 INSTALLMENT PAYMENTS. If any real estate, special tax or assessments are at any time during the term of this Lease, levied or assessed against the Premises or Developer's leasehold estate hereunder, which, upon exercise of any option permitted by the assessing authority, may be paid in installments or converted to an installment payment basis (irrespective of whether interest shall accrue on unpaid installments), Developer may elect to pay such taxes or assessments in installments with accrued interest thereon. In the event of such election, Developer shall be liable only for those installments on such tax or assessment which become payable during the term of this Lease, and Developer shall not be required to pay any such installment which becomes due and payable after the expiration of the term of this Lease. City shall execute whatever documents may be necessary to convert any such taxes or assessments to such an installment payment basis if requested so to do by Developer and if such action is authorized by law then in effect.

          12.3 PRORATION. Any real estate taxes and assessments which are payable by Developer hereunder shall be prorated between City and Developer at the expiration or earlier termination of the term of this Lease if such real estate taxes and assessments relate to a fiscal period of the levying authority which extends beyond the expiration or earlier termination of the term hereof.

          12.4 RIGHT TO CONTEST. Developer and any subtenant, with Developer's consent, shall have the right to contest the amount or validity of any real estate taxes and assessments, in whole or in part, by appropriate administrative and legal proceedings, without any cost or expense to City, and Developer may postpone payment of any such contested real estate taxes and assessments pending the prosecution of such proceedings and any appeals so long as such proceedings shall operate to prevent the collection of such real estate taxes and the sale of the Premises to satisfy any lien arising out of the non-payment of the same, provided, however, that if at any time payment of the whole or any part thereof shall become necessary in order to prevent the termination of the right of redemption of any property affected thereby, or if there is to be an eviction of Developer because of non-payment thereof, Developer shall pay the same in order to prevent such termination of the right of redemption or such eviction. City shall execute and deliver to Developer whatever documents may be within its legal authority necessary or proper to permit Developer or any subtenant, with Developer's consent, to so contest any real estate taxes or which may be necessary to secure payment of any refund which may result from any such proceedings. Any such contest shall be at no cost or expense to City. Each refund of any tax or assessment so contested shall be paid to Developer.

     13.  CERTIFICATES BY DEVELOPER AND CITY:

          13.1 DEVELOPER TO PROVIDE. Developer agrees upon not less than twenty (20) days' notice to City to execute, acknowledge and deliver to City a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications); (ii) whether or not to the best knowledge of Developer there are then existing any offsets or defenses against the enforcement of any of the terms, covenants, or conditions hereof upon the part of Developer to be performed and, if so, specifying same; and (iii) the dates to which the rent and other charges have been paid, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee of the real property comprising the Premises.

          13.2 CITY TO PROVIDE. City agrees upon not less than twenty (20) days' prior notice by Developer, to execute, acknowledge and deliver to Developer a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) the dates to which the rent and other charges have been paid; (iii) stating whether or not, to the best knowledge of City, Developer is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which City may have knowledge; (iv) whether or not there are, to City's best knowledge, any offsets or defenses claimed by and/or available to Developer to the payment of rental; and (v) that all improvements then existing on the Premises have been completed to the satisfaction of the City, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or subtenant of the whole or any portion of the Premises, or by any lender extending credit on the security of Developer's leasehold estate.

     14.  QUIET ENJOYMENT - TITLE INSURANCE - ACCESS:

          14.1 QUIET ENJOYMENT. City covenants that Developer, upon the performance of the covenants and agreements herein contained on Developer's part to be performed, shall and may at all times, for itself and its subtenants peaceably and quietly have, hold and enjoy the Premises during the term of this Lease.

          14.2 TITLE POLICY. Upon the commencement of the lease term, City shall cause Transamerica Title Insurance Company, or another reputable title company selected by Developer, to issue a standard form CLTA leasehold policy of title insurance, with a liability of SIX MILLION SIX HUNDRED NINETY-THREE THOUSAND TWO HUNDRED DOLLARS ($6,693,200.00), insuring marketable title to the leasehold estate to the business park portion of the Project vested in Developer free and clear of monetary liens and/or encumbrances and subject only to the easements and other matters shown as exceptions on Transamerica Title Insurance Company's Preliminary Title Report No. 14-51 510239 dated as of August 12, 1980. This Section shall not be construed to constitute Developer's approval of said exceptions.

     15.  TERMINATION AND FURTHER LEASING:

          15.1 TERMINATION. Subject to Section 4.7, this Lease may be terminated at any time by mutual agreement of the parties.

          15.2 TERMINATION BY CITY. City may terminate this Lease pursuant to Section 17.6 below, but subject to Section 4 above, under the following circumstances:

               (a)  Developer assigns this Lease in violation of Section 5.1.

               (b) Failure of Developer to construct Improvements permitted by the PD-2 Zone Ordinance, and required by the Schedule attached as Exhibit "F".

               (c) Failure of Developer to provide the good faith deposit required by this Lease.

               (d) Bankruptcy of Developer.

Provided, however, that in all cases, City shall give Developer the sixty
(60) days' notice required by Section 17.6.1 and Developer shall have an opportunity to cure the defect during the time provided by Section 17.6.1 before such circumstance constitutes a default for the purposes of this Lease. The bankruptcy of Developer shall be deemed to have occurred only when the adjudication of Developer as a bankrupt becomes final or upon Developer's filing of a voluntary petition in bankruptcy.

     16.  EXPIRATION OF LEASE AND SUBSEQUENT LEASES:

          16.1 CONTINUATION OF USE. Prior to the expiration of this Lease, City shall determine whether the then existing uses of the Premises shall be retained.

          16.2 VALUATION. If the City determines that the uses existing on the Premises at the time of completion of the Lease should be continued, and that it wishes to continue to lease the property, it shall determine the fair lease value of the land and improvements thereon.

          16.3  DEVELOPER'S RIGHTS.

               16.3.1 NEW LEASE. Upon determination of the fair lease value of the property, City shall offer Developer the right, prior to making any offer to any other party, to enter into a new lease at the value established by the City. If Developer does not agree to enter into a new lease with City, within thirty (30) days from the date of notification by City of its right to do so, all rights of Developer to enter into a new lease pursuant to this Section shall terminate and the property shall revert to City after expiration of the Lease. The terms of this clause shall not take effect unless City determines to continue to lease the Premises and terminate with the end of this Lease.

               16.3.2 SALVAGE OF IMPROVEMENTS. If Developer does not agree to enter into a new lease with City pursuant to the terms of this Section, Developer may salvage any or all of the improvements pursuant to Section
17.12 below.  All
remaining improvements shall become the property of City which may use or demolish same at its sole discretion, provided, however, that any structure left by Developer shall be left in good condition and repair, reasonable wear and tear excepted, and provided further that in the event Developer removes any portion or appurtenances to any building or other structure, Developer shall not leave such building or structure in a damaged, unsafe or economically unusable condition by reason of such removal.

     17.  GENERAL PROVISIONS:

          17.1  GOOD FAITH DEPOSIT.

               17.1.1 RECEIPT BY CITY. Developer has, prior to the execution and delivery of this Lease and the other mini master ground leases into which the Master Ground Lease has been segregated to date, delivered to City a good faith deposit in the form of a bond in the amount of SIX HUNDRED SIXTY-NINE THOUSAND THREE HUNDRED TWENTY DOLLARS ($669,320.00) as security for the performance of the obligations of Developer to be performed following the commencement of the term and prior to the return of the deposit to Developer, or its retention by City in accordance with the provisions of this Lease and all other mini master ground leases into which the Master Ground Lease has been segregated to date.

                    (a) The good faith deposit, at the option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or
(iii) negotiable certificates of deposit, or a non-negotiable certificate of deposit if City is the named depositor thereon, issued by a federal or state bank or savings and loan association; or (iv) an irrevocable letter of credit in favor of City issued by an established lending institution approved by City; or (v) a bond in a form and with a surety reasonably satisfactory to City providing for payment to City amounts that may from time to time become payable to City under this Lease from this good faith deposit. Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, in case or certified or cashier's check, shall be deposited in an interest-bearing account of City in a bank, savings and loan association or trust company selected by Developer and approved by City, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are from time to time to be deposited.

                    (b) City shall be under no obligation to pay or earn interest on the deposit, but if interest shall accrue or be payable thereon such interest, when received by City, shall be promptly paid to Developer. City agrees, but not more often than quarterly, upon receipt of request from Developer, to cause any such interest so accrued on such deposit to be paid to City by the bank, savings and loan association or trust company with which said sums have been deposited.

                    (c)  If a bond is posted to satisfy the requirements in
(a) above with a fixed term and if such bond expires prior to the date Developer is entitled to have the security deposit returned, Developer shall provide City with either (i) evidence of the renewal of such bond for an additional period, or (ii) a new security deposit satisfying the requirements of this Section 17.1.1 in one of the forms authorized by (a) above, including, without limitation, a new bond, not less than twenty (20) days prior to the expiration of the bond posted to satisfy the requirement in (a) above, or City may require that Developer provide such security deposit by a cash payment to City upon demand.

               17.1.2 RETURN OF DEPOSIT. Promptly upon Developer's completion of the construction of any building improvements upon the Premises and the issuance of a Certificate of Occupancy for such improvements, City shall release and return to Developer a portion of the deposit described in
Section 17.1.1 based upon the ratio between the number of square feet of building floor area (as measured from the exterior of exterior building walls) within such completed building improvements to 488,500 square feet of building area, and the balance of such deposit, if any, with accrued interest shall be returned to Developer upon the occurrence of the Completion Date, which term, for the purposes of this Section 17.1.2, shall mean the date that Developer completes its proposed construction of building improvements on the business park portion of the Project and certificates of occupancy with respect to such building improvements have been obtained. Developer shall be deemed to have completed its proposed construction of building improvements if ninety percent (90%) of the building square footage required to be constructed upon the business park portion of the Project has been completed on the business park portion of the Project and no unimproved building pads remain to be completed upon the business park portion of the Project.

               17.1.3 RETENTION OF DEPOSIT BY CITY. In the event that this Lease is terminated by Developer, in whole or in part, under Section 17.7.1 below, or in the event that Developer elects not to permit City to terminate this Lease by reason of Developer's failure to commence and complete the construction of building improvements upon the business park portion of the Project as required by this Lease, said deposit, less interest accrued thereon through the date of such termination and also less any portion of such deposit to be returned to Developer under Section 17.1.2 above, shall be retained by City as provided in Section 17.7 below.

          17.2 NOTICES, DEMANDS AND COMMUNICATIONS BETWEEN THE PARTIES. Written notices, demands, and communications between the City and Developer shall be sufficiently given if personally served or if dispatched by registered or certified mail, postage prepaid, return receipt requested, to the principal offices of City or Developer, as set forth in Section 1.5 of this Lease. Any such notice, demand or communication so given by mailing to City shall be mailed attention of the City Manager. Copies of any such notice, demand or communication to be given to Developer pursuant to this Lease shall be given to CB&C and to SDC concurrently with the giving of such notice or document to Developer by personal service or by mailing the same, as required by this Section, to such party, at the address for such party set forth in Section 1.5 above. Any such notice, demand or communication so given by mailing to Developer shall be mailed Attention: Roland Wedemeyer. Either City or Developer may from time to time by written notice to the other designate a different address or addresses or party or parties to whom copies of notices, demands and communications are to be delivered or to whose attention notices, demands and communications are to be addressed which shall be substituted for the addresses and/or names above specified. If any notice, demand or communication is sent by registered or certified mail, as aforesaid, the same shall be deemed to have been sufficiently given forty-eight (48) hours after the mailing thereof as above provided.

          17.3 CONFLICT OF INTEREST. No member, official or employee of City shall have any personal interest, direct or indirect, in this Lease, nor shall any such member, official or employee participate in any decision relating to this Lease which affects his personal interests or the interests of any corporation, partnership or association in which he is, directly or indirectly, interested. No member, official or employee of City shall be personally liable to Developer, or any successor in interest, in the event of any default or breach by City or for any amount which may become due to Developer or successor or on any obligations under the terms of this Lease.

          17.4 ENFORCED DELAY: EXTENSION OF TIME OF PERFORMANCE. In addition to specific provisions of this Lease, performance by either party hereunder shall not be deemed to be in default where delays or defaults are due to war; insurrection; strikes, lock-outs; riots, floods; inclement weather; earthquakes; fires; casualties; Acts of God; acts of the public enemy; epidemics; quarantine restrictions; freight embargoes; lack of transportation; governmental restrictions or priority; litigation including eminent domain proceedings or related legal proceedings; inability to secure necessary labor, materials or tools; delays of any contractor, subcontractor or supplier; acts or failure to act of the other party; acts or failure to act of any public or governmental agency or entity; or any other cause beyond the reasonable control of the party charged with such performance, and the time for such performance shall be extended for a period equal to the time of the delay resulting from any such cause.

          17.5 AUDIT. The City Auditor and City Manager, or their designated representatives, shall be permitted with or without prior notification to examine and review Developer's records at all reasonable times during Developer's regular business hours in a manner causing as little inconvenience as possible to Developer, for the purpose of determining compliance with this Lease.

          17.6  DEFAULTS AND REMEDIES.

               17.6.1 DEFAULTS - GENERAL. Subject to the extensions of time set forth in Section 17.4. above, failure by either party to perform any term or provision of this Lease constitutes a default under this Lease, if not cured within sixty (60) days of the receipt of a written notice from the other party specifying the default claimed; provided that, if such default cannot reasonably be cured within such sixty (60) day period, the party receiving such notice of default shall not be in default under this Lease if such party commences the cure of such default within such sixty (60) day period and thereafter diligently prosecutes the curing of such default to completion. Any default by the lessee under any other lease for the business park portion of the Project (except for a default under the lease for Parcel 3 of Parcel Map No. 15307) shall constitute a default hereunder, if, but only if, the party or parties acting as the "Developer" hereunder are the same party or parties acting as the "Developer" under such other lease, which default hereunder shall constitute a default not susceptible of being cured by a lender on the security of the leasehold estate for the purposes of Sections 4.2 and 4.6 of this Lease. Subject to Section 17.6.2 below, any default by the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, shall constitute a default under this Lease if, but only if, the party or parties acting as the "Tenant" under the Adjacent Parcel Lease or any such new lease are the same party or parties acting as the "Developer" under this Lease, which default under such Adjacent Parcel Lease or any such new lease shall constitute a default not susceptible of being cured by a lender on the security of the leasehold estate for the purposes of Section 4.2 and 4.6 of this Lease.

               17.6.2 ADJACENT PARCEL LEASE EXCEPTIONS. Subject to the termination of the effectiveness of this paragraph as provided hereinbelow, notwithstanding the provisions of Section 17.6.1 above to the contrary, a default by the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to

Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, in the performance of its obligations under Paragraph 1 of the Construction Addendum attached to the Adjacent Parcel Lease shall constitute a default under this Lease whether or not the party or parties acting as the "Tenant" under the Adjacent Parcel Lease, or any such new lease, are the same party or parties acting as the "Developer" under this Lease, but, City's sole remedy for such a default, if said parties are not the same, shall be to terminate this Lease and to recover rent and other charges payable hereunder through the date of such termination. The provisions of this paragraph shall become null and void and of no further force or effect upon the first to occur of (a) the occurrence of each of the following events: (i) the issuance of a building permit or permits required for the construction required by Paragraph 1 of the Construction Addendum attached to the Adjacent Parcel Lease (the "FBO Phase I Improvements"), (ii) the lessee under the Adjacent Parcel Lease delivers to City a fully executed construction contract between it and a licensed general contractor for the construction of the FBO Phase I Improvements, which contract requires that such work be commenced within thirty
(30) days, subject to force majeure, (iii) City receives the performance, labor and material bond for the FB0 Phase I Improvements as required by Section 4 of the Adjacent Parcel Lease, and (iv) City receives reasonable evidence of the financial ability of the lessee under the Adjacent Parcel Lease to pay for the costs of the construction of the FBO Phase I Improvements (a construction loan commitment in the usual form from a bank, savings and loan association or other institutional lender shall constitute reasonably satisfactory evidence of such financial ability), or (b) the FBO Phase I Improvements have been substantially completed.

     City agrees to promptly execute and deliver to Developer written confirmation that the provisions in the first paragraph of this Section
17.6.2 have terminated and are of no further force or effect upon the first to occur of the said two events, which written confirmation may be relied upon by Developer and/or any party acquiring any interest in and to this Lease and/or the premises demised hereby, through or under Developer and/or any party extending credit to Developer.

     Subject to the termination of the effectiveness of this paragraph as provided hereinbelow, notwithstanding the provisions of Section 17.6.1 above to the contrary, a default by the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, in the performance of its obligations under Paragraph 2 of the Construction Addendum attached to the Adjacent Parcel Lease shall constitute a default under this Lease whether or not the party or parties acting as the "Tenant" under the Adjacent Parcel Lease, or any such new lease, are the same party or parties acting as the "Developer" under this Lease, but, City's sole remedy for such a default, if said parties are not the same, shall be to terminate this Lease and to recover rent and other charges payable hereunder through the date of such termination. The provisions of this paragraph shall become null and void and of no further force or effect upon the first to occur of (a) the commencement of the construction of building improvements upon the Premises (but shall be effective as to any new lease entered into pursuant to the attached Exhibit "D" demising any portion of the Premises for which such construction condition has not been satisfied, other than a new lease of a common area lot or parcel within a planned unit development or condominium project upon which development or project the construction of building improvements has been commenced), or (b) the completion of the construction required by Paragraph 2 of the Construction Addendum attached to the Adjacent Parcel Lease.

     City agrees to promptly execute and deliver to Developer written confirmation that the provisions in the first paragraph of this Section
17.6.2 have terminated and are of no further force or effect upon the first to occur of the said two events, which written confirmation may be relied upon by Developer and/or any party acquiring any interest in and to this Lease and/or the premises demised hereby, through or under Developer and/or any party extending credit to Developer.

     The provisions of Section 17.7.2 of this Lease shall be applicable to defaults hereunder resulting from defaults under the Construction Addendum attached to the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided, and any sum paid or released to the lessor under the Adjacent Parcel Lease, or any new lease, under Paragraph 5.2 of the Default-Termination Addendum attached thereto by reason of any such default, shall apply as a credit against the sum payable under Section 17.7.2 below to prevent the termination of this Lease by reason of such default.

               17.6.3 INSTITUTION OF LEGAL ACTIONS. In addition to any other rights or remedies, either party may institute legal action to cure, correct, or remedy any default, to recover damages for any default, or to obtain any other remedy consistent with the purpose of this Agreement. Such legal actions must be instituted in the South Branch of the Superior Court of the County of Los Angeles, State of California, in an appropriate municipal court in the County, or in the Federal District Court in the Central District of California.

               17.6.4 APPLICABLE LAW. The laws of the State of California shall govern the interpretation and enforcement of this Lease.

                     17.6.5 SERVICE OF PROCESS. In the event any legal action is commenced by Developer against City, service of process of City shall be made by personal service upon the City Manager of City, or in such other manner as may be provided by law.

          In the event that any legal action is commenced by City against Developer, service of process on Developer shall be made as provided by law and shall be valid whether made within or without the State of California, or in such manner as may be provided by law.

                    17.6.6 RIGHTS AND REMEDIES ARE CUMULATIVE. Except as otherwise expressly stated in this Lease, the rights and remedies of the parties are cumulative, and the exercise by either party of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default by the other party.

                    17.6.7 INACTION NOT A WAIVER OF DEFAULT. Any failures or delays by either party in asserting any of its rights and remedies as to any default shall not operate as a waiver of any default or of any such rights or remedies or deprive either such party of its right to institute and maintain any actions or proceedings which it may deem necessary to protect, assert or enforce any such rights or remedies.

                    17.6.8 REMEDIES. In the event of a default during the lease term by Developer, City, without further notice to Developer, may declare this Lease and/or Developer's right of possession at an end and may re-enter the Premises by process of law, in which event, City shall have the right to recover from Developer:

                           (a)     The worth at the time of award of the
unpaid rent which has been earned at the time of termination, plus interest;

                           (b)     The worth at the time of award of the
amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Developer proves could have been reasonably avoided, plus interest; and

                           (c)     The worth at the time of award of the
amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Developer proves could be reasonably avoided, plus interest thereon.

The remedies of City as hereinabove provided are subject to the other provisions of this Lease, including Article 4 hereof.

                    17.6.9 ARBITRATION - DECLARATORY RELIEF. In the event that Developer, in good faith, disputes the existence of any claimed default of which Developer receives written notice from City, other than a default in the payment of Basic Minimum Rent, Developer may contest the existence thereof by arbitration by referring the dispute to the American Arbitration Association in California or by instituting an action for declaratory relief within sixty (60) days after receipt by Developer of said written notice from City and, in such event, no such default shall be deemed to exist if either
(i) within sixty (60) days after a final determination that such default does in fact exist, Developer commences the cure of such default and thereafter diligently prosecutes such cure to completion, or (ii) Developer receives a final determination that no such default exists. This provision shall not apply to disputes relating to rent and rent adjustments.

          17.7  DEVELOPER'S INABILITY TO COMMENCE OR COMPLETE CONSTRUCTION.

                    17.7.1 DEVELOPER'S RIGHT TO TERMINATE. Developer shall have the right, at its option, with the prior written approval of any lender on the security of the leasehold estate, to cancel and terminate this Lease be giving written notice of such termination to City, at any time prior to the construction of building improvements upon the Premises demised hereby by or under Developer. Upon any such termination of this Lease, the rents and other sums payable hereunder shall be prorated and paid or reimbursed to the date of such termination, Developer and City shall execute and record a quitclaim deed sufficient to remove the cloud of this lease and the short form of this Lease from record title to the Premises and Landlord shall be entitled to retain the deposit described in Section 17.1 above, less any interest accrued on such deposit and also less any portion of such deposit payable to Developer under Section 17.1.2 above, which sums shall be paid to Developer by City.

                    17.7.2 CITY'S EXERCISE OF REMEDIES. In the event of a default by Developer in the performance of any of its obligations to commence and complete the construction of building and other improvements within the times required by Article 7 of this Lease and in the further event that City elects to exercise its remedy to terminate this Lease by reason of such default by Developer, Developer may, for a period of thirty (30) days following its receipt of written notice from City of City's election to terminate this Lease by reason of such default, elect to prevent such termination from becoming effective by releasing and paying to City a portion of the good faith deposit held by City under Section 17.1, which portion shall be equal to the lesser of (i) the amount of such deposit so held by City; or (ii) an amount equal to the product on ONE DOLLAR AND SIXTY CENTS ($1.60) per square foot times the number of square feet of building area the failure to commence or complete the construction of which has caused the subject default.

                    17.7.3 PAYMENT TO DEVELOPER. In the event that this Lease is terminated under Section 17.7.1 or Section 17.7.2 above, or under
Section 3.3(b) above and in the further event that Developer has constructed streets, utilities and/or other off-site improvements of grading improvements upon the Project prior to such termination of this Lease, City shall, pursuant to its responsibilities under state law, use its best efforts to resell or relet the Premises, or any portion thereof, as soon and in such manner as City shall find feasible and consistent with the objectives of such law to a qualified and responsible party or parties (as determined by City) who will assume the obligation of making or completing the improvements required of Developer under this Lease or such other improvements in their stead as shall be satisfactory to City and in accordance with the uses specified for the Premises in this Lease. Upon such resale or reletting of the Premises, or any portion thereof, the proceeds thereof shall be applied.

                            (a)  First, to reimburse City for all costs and
expenses incurred, including, but not limited to, salaries to personnel, in connection with the recapture, management, and resale or reletting of the Premises, or part thereof (but less any income derived by City from the Premises, or part thereof, in connection with such management); all taxes, assessments, and water and sewer charges with respect to the Premises, or part thereof (or, in the event that the Premises are exempt from taxation or assessment or such charges during the period of ownership thereby by City, an amount, if paid, equal to such taxes, assessments, or charges
[as determined by the appropriate assessing official] as would have been payable if the Premises were not so exempt); any payments made or necessary to be made to discharge any encumbrances or liens existing on the Premises, or part thereof, at the time of revesting of title thereto in City or to discharge or prevent from attaching or being made any subsequent encumbrances or liens due to obligations, defaults, or acts of Developer, its successors or transferees; any expenditures made or obligations incurred with respect to the making or completion of the improvements or any part thereof on the Premises, or part thereof; and any amounts otherwise owing City by Developer and its successors or transferee;

                            (b)  Second, in the case of a reletting, to pay
to City an amount equal to the rentals and other payments payable to City hereunder that City would have received if this Lease had not been terminated; or, if the premises are resold, to reimburse City an amount equal to FOUR DOLLARS ($4.00) per square foot times the number of square feet within the Premises;

                            (c)  Third, to reimburse Developer, its
successors or transferees, a sum up to the amount equal to the sum of (i) the costs incurred for the development of the Project, prorated to the Premises, if the Premises are less than all of the Project, on a square foot basis, and for the improvements existing on the Premises at the time of the re-entry and repossession by City, less (ii) any gains or income withdrawn or made by Developer from the Premises or the improvements thereon; and

                            (d)  Any balance remaining after such
reimbursement shall be retained by City as its property. In the event that such street, utility and/or other off-site improvements have been constructed by or the costs of such construction paid or reimbursed by an improvement or special assessments district, the provisions of this Section shall be applicable to the costs for such improvements if payment of the bonds issued by such district have been guaranteed by Developer or by security, in addition to the leasehold estate created hereby, or paid by Developer, but only to the extent of such payment by Developer or of payment from the proceeds of such guarantee.

                    17.7.4 DELIVER OF PLANS. In the event that this Lease is terminated for any reason whatsoever, Developer shall deliver to City one set of all plans and data in its possession concerning the Premises.

          17.8 RIGHT TO CONTEST LAWS. Developer shall have the right, after notice to City, to contest or to permit its subtenants to contest by appropriate legal proceedings, without cost or expense to City, the validity of any law, ordinance, order, rule, regulation or requirement to be complied with by Developer under this Lease and to postpone compliance with the same; provided such contest shall be promptly and diligently prosecuted at no expense to City and so long as City shall not thereby suffer any civil or be subjected to any criminal penalties or sanctions, and Developer shall protect and save harmless City against any liability and claims for any such noncompliance or postponement of compliance.

          17.9 TRADE FIXTURES. All trade fixtures, furnishings, equipment and signs installed by or under Developer or subtenants shall be and remain the property of the person, firm or corporation installing the same and shall be removable at any time during the term of this lease. The removal of any such trade fixtures, furnishings, equipment and signs shall be at the expense of the person, firm or corporation removing the same, who shall repair any damage or injury to the Premises and all improvements thereto occasioned by the removal thereof. In the event that any subtenant acquires any furniture, trade fixtures, signs and/or equipment to be used in connection with its subleased premises from an equipment lessor or from an equipment seller under a security agreement, City agrees to execute such documents as may reasonably be required by the equipment lessor or creditor in order to assure such party of its prior rights in and to any such equipment, furniture, signs and/or trade fixtures and of its right to remove any such equipment, furniture, signs and/or trade fixtures from the subleased premises for a period of not to exceed forty-five (45) days from and after notice to such party of the termination or expiration of the sublease of the subject subtenant-lessee or subtenant-debtor.

          17.10 CONTINUED POSSESSION OF TENANT. If Developer shall hold over the Premises after the expiration of the term hereof with the consent of City, either express or implied, such holding over shall be construed to be a tenancy from month-to-month, subject to all the covenants, rental conditions and obligations hereof and terminable by either party as provided by law.

          17.11 UTILITIES. Developer shall pay or cause to be paid all charges for gas, electricity, water and other utilities furnished to the Premises during the term of this Lease and all sewer use charges or similar charges or assessments for utilities levied against the Premises for any period included within the term of this Lease.

          17.12 SURRENDER. Upon the expiration of the term of this Lease, as provided herein, or sooner termination of this Lease, Developer, subject to Section 17.9, shall surrender to City all and singular the Premises, including any buildings and all improvements constructed by or under Developer then situated upon the Premises, and Developer shall execute, acknowledge and deliver to City within ten (10) days after written request from City to Developer, any Quitclaim Deed or other document required by any reputable title company to remove the cloud of this Lease from the Premises. Notwithstanding the foregoing provisions of this Section to the contrary, Developer shall have the right, at any time prior to the expiration of the term of this Lease and for a period of sixty (60) days following the expiration of the term, to remove all or any portion of the buildings and other improvements constructed by or under Developer upon the Premises.

          17.13 PARTIAL INVALIDITY. If any term or provision of this Lease or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision, to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          17.14 SECTION HEADINGS. The Section and Article headings of this Lease are inserted as a matter of convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect the terms and provisions hereof.

          17.15 SHORT FORM LEASE. Concurrently with the delivery of this Lease, City and Developer have executed, acknowledged and caused to be recorded a short form of this Lease in the form attached hereto as Exhibit "J".

          17.16 ENTIRE AGREEMENT, WAIVERS AND AMENDMENTS. This Lease is executed in two (2) duplicate originals, each of which is deemed to be an original. This Lease includes fifty-four (54) pages and ten (10) attachments marked Exhibits "A" through "J" which constitutes the entire understanding and agreement of the parties. This Lease integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all negotiations or previous agreements between the parties with respect to all or any part of the subject matter hereof.

          17.17 WAIVERS. All waivers of the provisions of this Lease must be in writing by the appropriate authorities of City or Developer, and all amendments hereto must be in writing by the appropriate authorities of City and Developer.

          17.18 APPROVALS. In all circumstances where under this Lease either party is required to approve or disapprove any matter, approval shall not be unreasonably withheld.

          17.19 SUCCESSORS IN INTEREST. The provisions of this Lease shall be binding upon and shall inure to the benefit of the heirs, executors, assigns and successors in interest of the parties hereto.

          17.20 LITIGATION AND ATTORNEYS' FEES. In the event of any dispute between the parties hereto involving the covenants and provisions herein contained or arising out of the subject matter of this Lease, the parties reserve, each to themselves, the right to litigate such dispute. The prevailing party in any action commenced pursuant to this Lease shall be entitled to recover reasonable expenses, attorneys' fees and costs.

          17.21 RIGHT OF FIRST REFUSAL TO PURCHASE. If City shall determine during the term of this Lease that it is lawful and in the public interest to sell the Premises, or any portion thereof, City shall, prior to making the property available for sale to any other party, provide Developer the opportunity to purchase said property at its fair market value, as determined by an appraisal obtained by City. If Developer has not entered into an agreement to purchase said property within ninety (90) days of the date it is first offered for sale to Developer at the price theretofore determined by City to be the fair market value, all rights of Developer created by this Section 17.21 shall cease and be of no further force and effect. The determination whether such property shall be made available for sale is and shall be within the sole and exclusive discretion of City. City shall determine the legality of such action prior to making a determination to sell on the basis of the law then in effect.

          17.22 SUBJECT TO DECLARATIONS. This Lease is and shall be subject and subordinate to the terms and provisions of that certain Maintenance Declaration dated January 31, 1983 and recorded on March 8, 1983, as Instrument No. 83-256290 of the Official Records of the Los Angeles County, California Recorder and to the terms and provisions of that certain Declaration of Covenants, Conditions, and Restrictions dated January 31, 1983 and recorded on March 9, 1983, as Instrument No. 83-252462 of the Official Records of the Los Angeles County, California Recorder (collectively the "Declarations"); provided, however, that the Developer's obligation to pay rent hereunder shall not be affected in any way because of such subordinations. The terms and provisions of the Declarations include certain granted and reserved easements. This Lease is and shall be further subject and subordinate to any instrument recorded against the Premises to establish a condominium or planned unit development regime.

          IN WITNESS WHEREOF, City and Developer have signed this Lease as of the date first written above.

                                        CITY OF LONG BEACH,
                                        a municipal corporation

                                        By: /s/ John E. Dever
                                            ------------------------------------
                                            John E. Dever, City Manager

                                                               "City"

                                        LONG BEACH AIRPORT BUSINESS PARK,
                                        a California general partnership

                                        By:  SIGNAL DEVELOPMENT CORPORATION,
                                             a California corporation,
                                             a general partner

                                             By:
                                                 -------------------------------
                                                 President               (Title)

                                             By:
                                                 -------------------------------
                                                                         (Title)

                                        By:  CARLTON BROWNE AND COMPANY,
                                             INCORPORATED,
                                             a California corporation,
                                             a general partner

                                             By: /s/ Richard C. Browne
                                                 -------------------------------
                                                 Richard C. Browne       (Title)
                                                 President

                                             By:
                                                 -------------------------------
                                                 Asst. Secretary         (Title)

                                                             "Developer"


          This Lease Agreement is approved as to form this 29 day of March, 1983.

                                        ROBERT W. PARKIN, City Attorney

                                        By: /s/ Roger P. Freeman
                                            ------------------------------------
                                              Roger P. Freeman, Deputy

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF LOS ANGELES        )

          On March 30, 1983, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN E. DEVER, personally known to me to be the person who executed this instrument as CITY MANAGER of the City of Long Beach, a municipal corporation and acknowledged to me that the municipal corporation executed it.

          WITNESS my hand and official seal.

          SIGNATURE:  /s/ Jo Ann Burns
                    ------------------------------

(SEAL)


STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF ORANGE             )

          On  March 16, 1983,  before me, the undersigned, a Notary Public in
and for said State, personally appeared                  , and
personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as President and Secretary, respectively, of SIGNAL DEVELOPMENT CORPORATION, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

          WITNESS my hand and official seal.

                                         /s/ Mae Ostlind
                                        ----------------------------------------
                                                    Notary Public

(SEAL)

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF ORANGE             )

          On March 18, 1983, before me, the undersigned, a Notary Public
in and for said state, personally appeared             and
personally known to me (or proved to me on the basis of satisfactory evidence). to be the persons who executed the within instrument as President and Assistant Secretary, respectively, of CARLTON BROWNE & COMPANY, INCORPORATED, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

          WITNESS my hand and official seal.

                                        /s/ Jeanne M. Cadwell
                                        ----------------------------------------
                                                 Notary Public

(SEAL)

                                  Exhibit "A"
                         Description of the Premises

     Parcel 6 of Parcel Map No. 15307, in the City of Long Beach, County of Los Angeles, State of California, as filed in Book 159, pages 50 through 53, inclusive, of Parcel Maps of Los Angeles County, also being portions of Parcel Map No. 14943 as filed in Book 154, pages 68-71, inclusive, of Parcel Maps of Los Angeles County.

EXCEPT THEREFROM, ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT TO USE THE SURFACE, OR SUBSURFACE OF SAID LAND ABOVE A DEPTH OF 100 FEET, AS RESERVED BY BIXBY LAND COMPANY, A CORPORATION, IN DEEDS RECORDED IN BOOK 18884 PAGE 347, IN BOOK 24554 PAGE 211, IN BOOK 28612 PAGE 328, IN BOOK 38790 PAGE 367, IN BOOK 46180 PAGE 52, IN BOOK 49399 PAGE 406, IN BOOK D-721 PAGE 156 AND IN BOOK 37202 PAGE 308 ALL OF OFFICIAL RECORDS, AND AS RESERVED BY WHEELER F. CHASE IN DEED RECORDED IN BOOK 41754 PAGE 423 OFFICIAL RECORDS OF SAID COUNTY.

     EXCEPTING AND RESERVING therefrom to the extent applicable a non-exclusive underground utility easement appurtenant to the real property legally described in the attached Exhibit "C" beneath the strip of land legally described in Exhibit "A-1". Developer shall have the right to improve the surface of said servient tenement with driveway and parking lot improvements, including, without limitation, sidewalks and landscaping. Any damage to improvements upon the servient tenement resulting from the improvement, maintenance and/or use of said easement shall be the responsibility of City, provided that to the extent that City has obtained the agreement of the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided, for the benefit of Developer, to be responsible for such damage, City shall not be responsible for any such damages while such Lease or new lease is in effect.

ALSO EXCEPTING AND RESERVING therefrom to the extent applicable a non-exclusive easement for the ingress and egress of pedestrian and motor vehicles appurtenant to the real property legally described in the attached Exhibit "C" over and across the strip of land legally described in the attached Exhibit "A-2". Developer shall have the right to improve the surface of the servient tenement with driveways and traffic lanes, including, without limitation, the right to modify and/or alter any improvements constructed upon the servient tenement by the holders of this easement. Once Developer constructs any such improvements, such improvements shall not be altered or modified by the holders of the easement, except to the extent reasonably necessary for use of the easement for such ingress and egress. It shall be a condition to the use of such easement that the holder of such easement construct and maintain a lock gate across the access point to such easement from its premises satisfying the airport security requirements of the Federal Aviation Administration and the Long Beach Municipal Airport.

City will cooperate reasonably with Developer in relocating the above easements, if Developer obtains the approval of the lessee under the Adjacent Parcel Lease, or any such new lease subject to said easement to such relocation.

                               LEGAL DESCRIPTION

The strip of land subject to the utility easement will be a strip of land ten feet (10') wide commencing at the Northeasterly or Southeasterly boundary of that portion of the real property described in the attached Exhibit "C" described therein as Parcel 2 of Parcel Map No. 14943 and extending in a Southeasterly and/or Northeasterly direction to intersect with utility company and/or public utility easements within the dominant tenement. The location of such easement shall be specifically located by Developer (or by City if this Lease is terminated prior to Developer's location of said easement); provided that if Developer (or City) has not specifically located said easement by recording a specific legal description for said easement in the Office of the County Recorder, Los Angeles County, California, by July 1, 1983, said easement may be specifically located by the lessee under the Adjacent Parcel Lease (or by the fee owner of the property demised thereby if such lessee fails to locate said easement prior to the termination of the Adjacent Parcel Lease) by recording a precise legal description of the location of such easement in the Office of the County Recorder, Los Angeles County, California.

                                 Exhibit "A-1"

                               LEGAL DESCRIPTION

The strip of land subject to the ingress and egress easement will be a strip of land twenty feet (20') in width commencing at the Northeasterly boundary of that portion of the real property described in the attached Exhibit "C" described therein as Parcel 2 of Parcel Map No. 14943 and extending in a Northeasterly and/or Southeasterly direction to intersect with Spring Street and/or Clark Avenue. The location of such easement shall be specifically located by Developer (or by City if this Lease is terminated prior to Developer's location of said easement); provided that if Developer (or City) has not specifically located said easement by recording a specific legal description for said easement in the Office of the County Recorder, Los Angeles County, California, by July 1, 1983, said easement may be specifically located by the lessee under the Adjacent Parcel Lease (or by the fee owner of the property demised thereby if such lessee fails to locate said easement prior to the termination of the Adjacent Parcel Lease) by recording a precise legal description of the location of such easement in the Office of the County Recorder, Los Angeles County, California.

                                 Exhibit "A-2"

                     [Long Beach Airport Business Park Map]

                                  Exhibit "C"
                      Legal Description Of The Property
                    Demised By The Adjacent Parcel Lease

     Parcels 2 and 3 of Parcel Map No. 14943, in the City of Long Beach, County of Los Angeles, State of California, as filed in Parcel Map Book 154, pages 68-71, records of Los Angeles County.

EXCEPT THEREFROM, ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT TO USE THE SURFACE, OR SUBSURFACE OF SAID LAND ABOVE A DEPTH OF 100 FEET, AS RESERVED BY BIXBY LAND COMPANY, A CORPORATION, IN DEEDS RECORDED IN BOOK 18884 PAGE 347, IN BOOK 24554 PAGE 211, IN BOOK 28612 PAGE 328, IN BOOK 38790 PAGE 367, IN BOOK 46180 PAGE 52, IN BOOK 49399 PAGE 406, IN BOOK D-721 PAGE 156 AND IN BOOK 37202 PAGE 308 ALL OF OFFICIAL RECORDS, AND AS RESERVED BY WHEELER F. CHASE IN DEED RECORDED IN BOOK 41754 PAGE 423 OFFICIAL RECORDS OF SAID COUNTY.

A non-exclusive easement for underground utility purposes appurtenant to Parcel 2 and Parcel 3 above beneath that certain strip of land legally described in the attached Exhibit "C-1". There is excepted from said easement the right for Developer, as City's lessee, to construct parking lot improvements upon the easement area, including, without limitation, sidewalks and landscaping.

A non-exclusive easement for the ingress and egress of pedestrians and motor vehicles appurtenant to Parcel 2 and Parcel 3 above over and across that certain strip of land legally described in the attached Exhibit "C-2". There is excepted from said easement the right for Developer, as City's lessee, to construct driveway and traffic isle improvements within the easement area and to modify and/or alter any such improvements constructed within the easement area by the lessee under the Adjacent Parcel Lease. The lessee under the Adjacent Parcel Lease shall not have the right to modify and/or alter any such improvements so constructed upon the easement area by Developer, except to the extent such alterations and/or modifications may reasonably be required for such lessee's use of said easement for such ingress and egress. As a condition to such lessee's use of such easement, such lessee shall construct and maintain a lock gate across the access point to such easement from its premises satisfying the airport security requirements of the Federal Aviation Administration and the Long Beach Municipal Airport.

                               LEGAL DESCRIPTION

The precise location of the strip of land subject to the utility easement shall be determined in the manner set forth in the attached Exhibit "A-1".


                                 Exhibit "C-1"

                               LEGAL DESCRIPTION

The precise location of the strip of land subject to the ingess and egress easement shall be determined in the manner provided in the attached Exhibit "A-2".


                                 Exhibit "C-2"

                         AGREEMENT OF NON-DISTURBANCE
            (Parcel 6 of Parcel Map No. 15307 of Business Park)

     THIS AGREEMENT OF NON-DISTURBANCE (Parcel 6 of Parcel Map No. 15307 of Business Park) is made as of the ______ day of, _________ 198_, by and among ________________________________________, hereinafter called "Ground Lessor";
________________________________, hereinafter called "Tenant"; and ___________
___________________________ hereinafter called "Subtenant".

                           P R E L I M I N A R Y

     A.  Ground Lessor and Tenant have entered into a Lease Agreement (Parcel
6 of Parcel Map No. 15307 of Business Park) dated March 10, 1983, hereinafter referred to as the "Ground Lease") pursuant to which Ground
Lessor has demised and leased to Tenant certain real property located in the City of Long Beach, County of Los Angeles, State of California, (including the real property) described in Exhibit "A" attached hereto and incorporated herein. A short form of the Ground Lease was recorded _______________________, 198_ (is being recorded concurrently herewith) in the Official Records of said County.

     B. Tenant, as sublessor, and Subtenant, as sublessee, have entered into a Sublease dated _____________________, 198_, (hereinafter referred to as the "Sublease") which demises to Subtenant (a portion or all) of the premises demised by the Ground Lease (and grants to Subtenant certain rights with respect to other portions of the premises demised by the Ground Lease). A short form of the Sublease is being recorded concurrently

                                 Exhibit "D"
herewith in the Official Records of said County, which short form of Sublease describes the premises demised thereby (and the rights of Subtenant with respect to the real property described in the attached Exhibit "A").

     C. The parties hereto now desire to enter into this Agreement so as to clarify their rights, duties and obligations under the Ground Lease and the Sublease and to further provide for various contingencies as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, the parties hereto agree as follows:

     1. In the event Tenant shall default in the payment of any sum or performance of any covenant or condition of the Ground Lease, all as provided therein, or in the event of any termination or expiration of the term of the Sublease as provided in the Sublease, (other than a termination of the Ground Lease only as to portions of the premises demised thereby not described in the attached Exhibit "A" then Ground Lessor, Tenant and Subtenant do hereby agree that the Sublease, and all terms, provisions, covenants and agreements thereof shall survive any such default or defaults in, or termination occurs as a result of, or arising out of, any such default or defaults, or otherwise, and the Sublease (subject to the right of any "lender on the security of the leasehold estate" as defined in the Ground Lease to enter into a replacement lease with Ground Lessor upon the same terms and conditions and having the same priority as the Ground Lease, pursuant to Section 4.6 of the Ground Lease) shall continue in force and effect in accordance with and subject to all of its terms, provisions, agreements and covenants as a direct lease with Ground Lessor, as lessor, and Subtenant, as lessee. Subtenant agrees, in such event, to attorn to Ground Lessor and to recognize Ground Lessor as the lessor under the Sublease. Ground Lessor shall, in such event, exercise and undertake all of the rights, obligations and duties of Tenant in and under said Sublease and thereafter shall be entitled to collect all rents and payments due and payable under said Sublease, including the right to collect any sums being due and payable thereunder prior to the termination or expiration of the Ground Lease which are accrued and unpaid by Subtenant on the date of termination of the Ground Lease. Subtenant agrees not to prepay rentals under the Sublease without the prior written consent of Ground Lessor.

     2. Ground Lessor agrees that, prior to terminating the Ground Lease or taking any proceedings to enforce any such termination thereof for any reason other than the expiration of the term of the Ground Lease as provided therein, Ground Lessor shall give Subtenant thirty (30) days' notice in writing prior to the effective date of such termination, specifying the reason for such termination. Such notice shall be given to Subtenant at
_________________________________________________________________.

     3. Ground Lessor hereby approves of the Sublease and of the rights and privileges granted to Subtenant thereunder and agrees that, for and during the term of the Sublease and any extensions thereof, Ground Lessor shall not take any action, directly or indirectly, to disturb or otherwise affect Sub-tenant's occupancy of and/or rights and privileges with respect to the premises demised by the Ground Lease and described on the attached Exhibit "A" so long as Subtenant is not in default under the Sublease, nor shall Subtenant's exercise of any such rights or privileges constitute a default under the Ground Lease, notwithstanding any provisions to the contrary contained in the Ground Lease.

     4. No provision contained herein shall be deemed an amendment or modification of any provisions contained in the Sublease, including, without limiting the generality of the foregoing, any rights given thereunder to Tenant to terminate the Sublease.

     5. In the event that the Ground Lease is divided, in accordance with its terms, into two (2) or more new leases, the term "Ground Lease", as used herein, shall be deemed to refer to the said new lease leasing and demising the subleased premises.

     6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors, transferees and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove set forth.


                                                  ------------------------------

                                                  ------------------------------
                                                                 "Ground Lessor"


                                                  ------------------------------

                                                  ------------------------------
                                                                        "Tenant"


                                                  ------------------------------

                                                  ------------------------------
                                                                     "Subtenant"

     This Agreement is hereby approved as to form this ____ day of _________, 198__.


                                                 ROBERT W. PARKIN, City Attorney

                                                 By
                                                   ----------------------------

                          INCREMENTAL DEVELOPMENT RIDER

     1. DECLARATION:

        City acknowledges that Developer may record an instrument or instruments establishing reciprocal easements for ingress, egress and parking and imposing certain restrictions and covenants relating to the improvement, use and operation of the Project, or portions thereof, consistent with a first class commercial development, which instrument may contain provisions concerning the following types of matters: (1) the designation of portions of the business park portion of the Project as building sites and other portions as common areas for ingress, egress and parking; (ii) the restriction of the use of the property subject thereto to commercial purposes; (iii) the restriction of the use of certain building sites against the sale of specific goods or the conduct of specific types of businesses;
(iv) the limitation of building heights and floor area, and/or architectural styles, and/or the imposition of architectural review standards; (v) the restriction of the use of common areas to parking, ingress, egress and incidental purposes including drive-through and/or loading and unloading docks adjacent to building sites; (vi) the designation of employee parking areas; (vii) the appointment of an Operator to operate, maintain and repair the common and parking areas, together with the imposition of an obligation upon owners of leasehold interests in and to the property subject thereto (or the fee owner or owners of portions of such property no longer demised by this Lease or any new lease of the business park portion of the Project entered into pursuant to Paragraph 2 below) to reimburse the Operator a pro rata share of the costs and expenses of such operation and maintenance, based upon the buildable area within each owner's portion of such property, which costs and expanses to be reimbursed shall include public liability and property damage insurance premiums and a management fee based upon a percentage of such other costs and expenses of operation and maintenance;
(viii) provisions relating to the maintenance and repair of building structures and the restoration or removal of casualty damage; (ix) restrictions on signs and the establishment of sign criteria; and (x) such other matters as may be necessary to conform to the requirements in subleases or deemed appropriate by Developer. Any such instrument is hereinafter referred to as the "Declaration". City agrees upon request to execute a consent or consents to any such Declaration and/or to subordinate its interest in and to the Premises to such Declaration, provided that City approves of the terms and provisions of the proposed Declaration. City hereby agrees that the decision to approve any such Declaration shall be based upon consideration of whether the terms and provisions thereof are commercially reasonable and substantially similar to the terms and provisions in similar instruments used in compar-able first class commercial developments in the State of California. City shall either approve or disapprove of any proposed Declaration by giving written notice to Developer within thirty (30) days of City's receipt of the proposed Declaration, which notice shall specify the modifications required for approval, if the proposed Declaration is disapproved. City's failure to expressly so disapprove of any such proposed Declaration within said thirty
(30) day period shall constitute City's approval of the proposed Declaration.

     In the event of a dispute between City and Developer arising out of the provisions of this paragraph, either party may have the dispute settled by submitting the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitrators in any such proceedings shall be individuals familiar with the requirements of commercial lenders and commercial development reciprocal easement agreements.

     2.   SEGREGATION:

          2.1   SEPARATE INDIVIDUAL LEASES. Subject to the provisions of this
Section 2.1, Developer shall have the right, at any time and from time to time during the term of this Lease, to require that City enter into two (2) new leases, which new leases collectively shall supplant this Lease and cover the Premises. City's obligations pursuant to this Section 2.1 shall be subject to each of the following:

                (a) Developer's satisfying the requirements of the California Subdivision Map Act and any local ordinances applicable to each such a division of this Lease.

                (b) Each new lease shall have the same parties as the parties to the Lease being supplanted by the new lease.

                (c) The real property to be leased and demised by each of the new leases shall be subject and subordinate to the Declaration in a form approved by City pursuant to Paragraph 1 above.

                (d) Each new lease shall contain the same terms, covenants, provisions, conditions and agreements as those contained in this Lease, including the right to further divide the new leases under this Section 2.1, except that:

                     (i) The definition of Developer in Section 1.5.2 of this Lease shall be modified as may be appropriate and references to SDC and CB&C shall be modified as may be appropriate. Section 1.1 shall be modified to clarify that the premises demised by the new lease are a portion only of the Project.

                     (ii) Each new lease shall provide by its terms that it shall serve to release from this Lease, or any other lease being supplanted by said new lease, the portion of the Premises covered by such new lease.

                     (iii) Each new lease shall provide in Section 2 that its term commenced on the date the term of this Lease commenced and set forth the expiration date of the term of such new lease.

                     (iv) The total Minimum Base Rent payable for use of the Premises shall be allocated to any such new lease as the parties may agree, provided that if the parties are unable to reach agreement upon such allocation within thirty (30) days of the date that Developer submits to City a proposed allocation for such rental, such allocation shall be determined through appraisal pursuant to Section 3 below. City shall be deemed to have approved of any such proposed rental allocation proposed by Developer, unless City notifies Developer in writing within twenty (20) days of its receipt of such proposal of its disapproval thereof and of the rental allocation proposed by City. Any such proposed allocation made by Developer shall include the legal descriptions of the property to be demised by each such new lease, together with a copy of the Declaration or proposed Declaration. Said appraisal shall determine the respective fair market values of the property to be subject to each new lease, appraised for the use then being made of such property by Developer, and/or to the extent no such use is then being made, for the uses permitted by each such new lease and the Declaration.
Such appraisal shall take into account the effect of the Declaration. In the event that either City or Developer elect to submit any dispute concerning the terms and provisions of the Declaration to arbitration, pursuant to Paragraph 1 above, the appraisal contemplated by this subparagraph (but not the appointment of the arbitrators) shall be postponed until any such dispute has been settled. Upon the determination of the respective fair market values of the said property to be subject to each such new lease, the Minimum Base Rent shall be allocated in proportion to the ratios between said respective fair market values. An appropriate modification shall be made to the dollar amounts used as examples in Section 3.2. Nothing herein shall be deemed to alter the total amount of Minimum Base Rent to be paid to City for use of the Premises.

                     (v) Each such new lease shall recite that it is subject and subordinate to the Declaration, as well as to any instrument recorded on the property subject to the new lease to establish a condominium or planned unit development regime with City's approval pursuant to this Lease, and grant and lease to Developer and reserve to City any reciprocal easements established in the Declaration or any such instrument, for the benefit of or burdening the real property demised by such new lease. To the extent reasonably required, such Declaration and/or other instrument shall establish easements for ingress and egress, utilities and reciprocal parking required for the property demised by each new lease.

                     (vi)  The amount of the deposit described in Section
17.1.1 shall be allocated between the new leases in the same proportions as Minimum Base Rent is allocated.

                     (vii) The Scope of Development described in Section 7.1 and the construction schedule attached to this Lease as Exhibit "F" shall be modified to indicate only those portions of the required construction that Developer elects to include in each such new lease, provided that the description of the Scope of the Development and of the construction required in Exhibit "F", in each new lease, when aggregated, shall include all of the work described in Section 7.1 of this Lease and in Exhibit "F" to this Lease and the times within which such work is to be commenced and completed shall not be extended.

                     (viii) The option to lease provisions shall be deleted, including Exhibit "C", Sections 2.2 and 2.3 and other references to such option, as may be appropriate.

                     (ix) The square footage amount in Section 17.1.2 shall be allocated as the parties may agree, but in the absence of such an agreement in the same proportions as Minimum Base Rent is allocated. The parties agree to cooperate reasonably in allocating such square footage amount in a manner consistent with the anticipated building areas on the real property to be subject to each new lease.

                     (x) The real property to be subject to each new lease shall include a buildable area for not less than one (1) freestanding building or not less than one (1) legal lot, parcel or condominium unit. Condominium units and/or lots in a planned unit development improved in a single phase shall be leased and demised under a single new lease, unless the creation of separate new leases for each such unit or lot is necessary to prevent the reassessment of the possessory interest in all such units or lots upon the sublease of a single such unit or lot under Article XIII A of the California Constitution and/or statutes, rules and regulations adopted to implement such Article. All such new leases, including leases into which any such new lease may be divided, shall contain provisions sufficient to prohibit the creation of greater than the number of total new leases permitted by this Paragraph (x).

                     (xi) Each such new lease shall provide that City may withhold its consent to any assignment under Section 5.1.1 unless the assignor's interest in all new leases, then in effect, is similarly assigned or transferred to the same assignee.

                     (xii) Each such new lease shall provide that any default by the lessee under any such other new lease shall constitute a default under such new lease, if, but only if, the party or parties acting as the "Developer" under such new lease are the same party or parties acting as the "Developer" under such other new lease, which default under such new lease shall constitute a default not susceptible of being cured by a lender on the security of the leasehold estate for the purposes of Sections 4.2 and 4.6 of this Lease. Section 4.2(g) in any new lease shall not permit City to recover costs from the Developer under such new lease incurred to cure defaults under any other new lease.

                     (xiii) Any such new lease for an industrial/commercial planned unit development or condominium development shall provide, with respect to any Ground Sublease with an owners' association of lots or parcels restricted to common area usages, that City's obligation to execute a non-disturbance agreement shall not be affected by reason of such Ground Sublease providing for the payment of a nominal fixed rental payable hereunder shall be allocated to any such new lease leasing and demising such common area lots and/or parcels, only, to be sublet to such an owners' association.

                (e)  Developer shall not then be in default hereunder.

                (f) The segregation of this Lease into two (2) separate new leases shall constitute the substitution of said new leases for this Lease and each new lease and the easements provided for therein, if any, shall have the same priority of title as this Lease and any and all subleases entered into by Developer shall automatically be subject and subordinate to each such new lease, to the extent affected thereby.

     2.2 SHORT FORM NEW LEASE. Concurrently with the execution and delivery of any new lease pursuant to Paragraph 2.1 above, the parties shall execute and record two short form leases each evidencing one such lease, which short form leases shall contain the following recitals:

          (a) That the short form lease is subject to the terms, covenants and provisions of the lease evidenced thereby.

          (b) That the short form lease and the lease evidenced thereby are subject and subordinate to the Declaration.

          (c) That the short form lease and the lease evidenced thereby have been executed and delivered pursuant to this Exhibit "E" in order to substitute the terms, covenants and provisions of the lease evidenced thereby for those of this lease, as required by and in accordance with the terms of this Lease, and that the said lease evidenced thereby shall have the same priority of title as though executed and delivered at the time of execution and delivery of this Lease on the date first written above and as though such short form lease was recorded concurrently with the short form of this Lease.

     3.   APPRAISALS.

          Any value to be determined by appraisal shall be determined by appraisal as follows:

          Each party hereto shall appoint a qualified and experienced MAI or equivalent appraiser to complete an appraisal within sixty (60) days. If the appraisers, so appointed by the parties, agree upon the value of the property, the appraisal figure agreed upon shall be the value of said property. If the appraisals differ, but not by more than five percent (5%), they shall be deemed to be in agreement, and the appraisals shall be averaged to determine the fair market value of the property. If the appraisers selected by the parties, whose appraisals are used for the purpose herein stated, are unable to agree upon the value of the property within said sixty
(60) days, said appraisers shall immediately appoint a third qualified and experienced MAI or equivalent real estate appraiser to complete an appraisal within thirty (30) days. The parties agree for the purpose of calculating the value to be determined by appraisal, the appraised value shall be deemed to be that amount which is determined by taking the average of the two (2) appraisal figures which are closest to each other. The parties agree to share equally in the cost of the third appraisal.

                           CONSTRUCTION REQUIREMENTS

      1. Subject to force majeure as defined in Section 17.4 and to Section 7.4.3, Developer agrees to commence the construction of 150,000 square feet of building improvements, upon the business park portion of the Project within one (1) year of the commencement date of the lease term and to thereafter diligently prosecute such construction to completion.

     2. Subject to force majeure as defined in Section 17.4 and to Section 7.4.3, Developer agrees to commence the construction of the balance of the building improvements required to be constructed upon the business park portion of the Project either prior to or as soon as is reasonably possible following the completion of the construction and marketing of the phase one construction described in Paragraph 1 above, taking into consideration financing constraints and the economic feasibility of development, provided that subject only to such force majeure and to Section 7.4.3, such construction shall be commenced on or before the expiration of the tenth lease year.

     3. The building improvements that Developer is required to construct upon the business park portion of the Project will be the lesser of (i) 488,500 square feet of building improvements, or (ii) eighty percent (80%) of the building improvements permitted to be constructed upon the business park portion of the Project under the applicable PD-2 Ordinance.

                                  EXHIBIT "F"

                                  EXHIBIT "G"

              Exhibit "G" has intentionally been left blank.

                        FAA REQUIRED LEASE PROVISIONS


     1. Lessee agrees to comply with the notification and review requirements covered in Part 77 of the Federal Aviation Regulations in the event that future construction of a building is planned for the leased premises, or in the event of any plan modification or alteration of any present or future building or structure situated on the leased premises.

                                 EXHIBIT "I"

     Exhibit "I" has intentionally been left blank.

                           SHORT FORM GROUND LEASE

             (Parcel 6 of Parcel Map No. 15307 of Business Park)
                     -                   -----

          THIS SHORT FORM GROUND LEASE (Parcel 6 of Parcel Map No. 15307 of
                                               -                   -----
Business Park) ("Short Form Ground Lease") is made and entered into as of
this   10th   day of   March   , 1983 (but shall be deemed at all times
     -------         ---------      -
mentioned herein and for all purposes mentioned herein to relate back to August 6, 1982, the date of recordation (as Instrument No. 82-795499) in the Official Records of the Los Angeles County Recorder of that certain Short Form Ground Lease referred to below (the "Master Short Form")), by and between City of Long Beach, a municipal corporation ("City") and Long Beach Airport Business Park, a California general partnership ("Developer"). This Short Form Ground Lease and the Lease Agreement (Parcel 6 of Parcel Map No.
                                                        -
15307 of Business Park) dated   March 10  , 1983 (the "Ground Lease")
- -----                         -----------      -
evidenced by this Short Form Ground Lease have been executed and delivered pursuant to Exhibit "E" to that certain Lease Agreement dated April 23, 1981 between City and Developer (the "Master Ground Lease") in order to substitute the terms, covenants, and provisions of the Ground Lease for those of the Master Ground Lease, as required by and in accordance with the Master Ground Lease. The Ground Lease shall have the same priority of title as though executed and delivered at the time of execution and delivery of the Master Ground Lease on April 23, 1981 and as though this Short Form Ground Lease was recorded concurrently with The Master Short Form.

                               R E C I T A L S:
                               - - - - - - - -

          City does hereby lease and demise to Developer that certain real property in the City of Long Beach, County of Los Angeles, State of California, more particularly described in Exhibit "A" attached hereto and all rights, privileges and easements appurtenant thereto ("Premises" herein) pursuant to and upon all of the terms, covenants and provisions set forth in the unrecorded Ground Lease, the terms, covenants and provisions of which are hereby incorporated herein and made a part hereof by reference.

          NOW, THEREFORE, the parties hereby agree as follows:

          l.   The commencement date of the lease term is July 8, 1982.

          2. The term of the Ground Lease shall continue for fifty (50) years, subject to earlier termination as provided in the Ground Lease.

                                     -1-
                                  EXHIBIT "J"

          3. The Ground Lease grants to Developer the right to subdivide the Premises and to divide the Ground Lease into two (2) or more leases, each of which shall supplant the Ground Lease provided that any such new lease (hereinafter "new lease") shall have the same priority of title as this Short Form Ground Lease and all subleases entered into by Developer, as a sublessor, shall be subject and subordinate thereto, to the extent affected thereby. Any such division shall be effectuated by recordation of a new short form ground lease as to each such new lease, which new short form ground lease shall relate back to August 6, 1982 (the date on which the Master Short Form was originally recorded) and recite that it has been executed and recorded in order to substitute the terms, covenants and provisions of the new lease, evidenced thereby, for the terms, covenants and provisions of the Master Ground Lease and the Ground Lease, insofar as such new lease affects the real property demised by the Ground Lease and to release and cancel the Ground Lease insofar as the Ground Lease affects the real property demised by the said new lease, evidenced by such new short form ground lease, all as provided for in accordance with the terms and provisions of the Ground Lease.

          4. This Short Form Ground Lease and the Ground Lease are and shall be subject and subordinate to (1) that certain Maintenance Declaration (Long Beach Airport Business Park) dated January 31, 1983 and recorded on March 8, l983 as Instrument No. 83-256290 in the Official Records of the Los Angeles County, California Recorder and to (2) that certain Declaration of Covenants, Conditions, and Restrictions dated January 31, 1983 and recorded on March 9, 1983 as Instrument No. 83-252462 in the Official Records of the Los Angeles County, California Recorder; provided, however, that Developer's obligation to pay rent under the Ground Lease shall not be affected in any way because of such subordinations.

          5. City shall have the right to encumber its reversionary interest in and to the real property demised by the Ground Lease and/or the rentals and profits accruing under the Ground Lease provided that any such encumbrance shall be subject and subordinate to any replacement ground lease delivered to a "lender on the security of the leasehold estate" as defined in and pursuant to Section 4.6 of the Ground Lease upon a termination or cancellation of the Ground Lease, and to any new lease resulting from any division of the Ground Lease described in Paragraph 3 above and provided further that any such encumbrance requires, by its terms, that the holder or beneficiary thereof agree to execute any instrument reasonably required in order to subordinate the lien or charge thereof to any such replacement lease or new leases or to any restriction, encumbrance, dedication, Declaration, conveyance, lot split or other matter executed or consented to by Landlord pursuant to Section 7.4.9 and/or Paragraph 1 of Exhibit "E" of the Ground Lease and to execute any agreement required by Section 5.2 of the Ground Lease by such holder or beneficiary.

          6. Developer shall pay the real property taxes and assessments against the Premises during the term hereof, as more specifically provided in the Ground Lease.

          7. Notwithstanding that the ownership of City's and Developer's estates in and to the Premises may become vested in the same party for any reason, no merger of Developer's leasehold estate into City's fee title shall result or be deemed to result thereby, as provided in Section 4.8 of the Ground Lease, provided that this provision shall not be deemed applicable to a termination of Developer's leasehold estate by reason of Developer's default or a taking under the power of eminent domain pursuant to the Ground Lease, or otherwise pursuant to the terms of the Ground Lease.

          8. The Ground Lease grants to Developer the right to enter upon the Premises demised thereby for a period of sixty (60) days following the expiration of the term of the Ground Lease in order to remove any or all of the buildings and other improvements constructed upon said Premises by or under Developer.

          9. The Ground Lease grants to Developer the right to sell any buildings from time to time constructed upon the Premises, provided that such buildings shall be and remain subject to the terms and conditions of the Ground Lease and shall be used and developed only in accordance with the Ground Lease.

          IN WITNESS WHEREOF, the parties have executed this Short Form Ground Lease as of the day and year first above written.

                                        CITY OF LONG BEACH,
                                        a municipal corporation

                                        By
                                           -------------------------------------
                                             John E. Dever, City Manager

                                                                          "City"

                                        Long Beach Airport Business Park,
                                        a California general partnership

                                        By:  Signal Development Corporation,
                                             a California corporation
                                             (General Partner)

                                             By:
                                                 -------------------------------
                                                                         (Title)

                                             By:
                                                 -------------------------------
                                                                         (Title)

                                        By:  Carlton Browne and Company,
                                             Incorporated,
                                             a California corporation
                                             (General Partner)

                                             By:
                                                 -------------------------------
                                                                         (Title)

                                             By:
                                                 -------------------------------
                                                                         (Title)

                                                          "Developer"

     This Short Form Ground Lease is hereby approved as to form this ____ day of ____________ 198_.

                                             ROBERT W. PARKIN,
                                             City Attorney

                                             By
                                                --------------------------------
                                                 Roger P. Freeman, Deputy

STATE OF CALIFORNIA          )
                             )   ss.
COUNTY OF LOS ANGELES        )


          On ____________________________________, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN E. DEVER, personally known to me to be the person who executed the within instrument as CITY MANAGER of the City of Long Beach, a municipal corporation and acknowledged to me that the municipal corporation executed it.

          WITNESS my hand and official seal.

          SIGNATURE:
                     ----------------------------------

(SEAL)

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF ORANGE             )

          On _______________, 198_, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________, and _________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as _______________________ and ___________________, respectively, of SIGNAL
DEVELOPMENT CORPORATION, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

          WITNESS my hand and official seal.

                                        ----------------------------------------
                                                  Notary Public

(SEAL)

STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF ORANGE             )

          On ____________________, 198_, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________ and ____________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as _________________ and ________________________, respectively, of CARLTON BROWNE & COMPANY, INCORPORATED, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

          WITNESS my hand and official seal.


                                        ----------------------------------------
                                                  Notary Public

(SEAL)

                    9.5 REIMBURSEMENT OF CITY. Any amount paid by City for any of the expenses described in Section 9.4 above, and all reasonable legal and other expenses of City, including reasonable counsel fees, and costs of suit, in defending any such action or in connection with procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate provided by law from the date of payment, shall be repaid by Developer to City on demand.

          10.  CONDEMNATION:

                    10.1 DEFINITION OF TERMS. The following definitions shall govern interpretation of this Section.

                    10.1.1 TOTAL TAKING. The term "total taking" as used in this Section 10 means the taking of the entire Premises under the power of eminent domain or the taking of so much thereof as will in Developer's judgment prevent or substantially impair the use of the Premises for the uses and purposes then being made or proposed to be made by Developer of the Premises.

                    10.1.2 PARTIAL TAKING. The term "partial taking" means the taking of a portion only of the Premises which does not constitute a total taking as defined above.

                    10.1.3 TAKING. The term "taking" shall include a voluntary conveyance by City to an agency, authority or public utility under threat of a taking under the power of eminent domain in lieu of formal proceedings.

                    10.1.4 DATE OF TAKING. The term "date of taking" shall be the date title to the Premises or portion thereof passes and vests in the condemnor or the date of entry of an order for immediate possession by a court of competent jurisdiction in connection with any judicial proceedings in eminent domain or the date physical possession of the Premises is taken or interfered with, whichever first occurs.

                    10.1.5 LEASED LAND. The term "leased land" means the real property demised hereby, but exclusive of any and all improvements situated upon the Premises at the commencement of the lease term and also exclusive of all improvements constructed or placed thereon by or under Developer and exclusive of any grading and other site work performed by or under Developer. This definition shall also apply to Section 8.1.3.

                    10.2 EFFECT OF TAKING. If during the term hereof there shall be a total or partial taking under the power of eminent domain, then the leasehold estate of Developer in and to the Premises, in the event of a total taking, or the portion thereof taken, in the event of a partial taking, shall cease and terminate, as of the date of taking thereof. If this Lease is so terminated in whole or in part, all rentals and other charges payable by Developer to City hereunder and attributable to the Premises, or portion thereof taken, shall be paid by Developer up to and prorated through the date of taking by the condemnor.
Any portion of the security deposit provided for in Section 17.1 fairly attributable to the terminated portion of the leasehold estate shall be repaid by Developer and the parties shall thereupon be released from all further liability in relation thereto.

                    10.3 ALLOCATION OF AWARD. All compensation and damages awarded in connection with a total or partial taking of the Premises, including all improvements thereon, shall be allocated as follows:

                    10.3.1 CITY'S SHARE. City shall be entitled to that portion of the award attributable to the fair market value of the leased land, or the portion taken, valued at the date of the taking and for the use then being made of the leased land by Developer. In determining such fair market value the provisions of this Lease, including, without limitation, the rent payable hereunder over the remaining term of this Lease, shall be taken into account.

                    10.3.2 DEVELOPER'S SHARE. Developer shall be entitled to the amount remaining of the total award after deducting therefrom the sums to be paid to City pursuant to the preceding Paragraph 10.3.1.

                    10.4 REDUCTION OF RENT ON PARTIAL TAKING. In the event of a partial taking, rent payable by the Developer shall be adjusted from the date of taking to the date of expiration of the term of this Lease. Such rental adjustment will be made by reducing the rental payable by Developer based on the ratio between the fair market value of the leased land at the date of taking and the fair market value of the leased land remaining immediately thereafter, valued for the use being made of the leased land by Developer prior to such taking.

                    10.5 TEMPORARY TAKING. If all or any portion of the Premises shall be taken by any competent authority for temporary use or occupancy, this Lease, at the option of Developer, shall continue in full force and effect without reduction or abatement of rent, notwithstanding any other provision of this Lease, statute or rule of law to the contrary, and Developer shall, in such event, be entitled to the entire award for such taking to the extent that the same shall be applicable to the period of such temporary use or occupancy included in the term of this Lease and City shall be entitled to the remainder thereof.

     11.  ALTERATIONS BY DEVELOPER:

          Developer shall have the right at any time and from time to time during the lease term to make, at its sole cost and expense, such changes and alterations, structural or otherwise, in or to the improvements constructed upon the Premises as Developer shall deem necessary or desirable, including, without limitation, the right to remove and/or demolish buildings and other improvements whether or not other buildings or improvements are constructed in their place. The rights granted by this paragraph shall be limited to and their exercise shall comply with the terms of Paragraph 7 hereof.

     12.  TAXES AND ASSESSMENTS:

          12.1 PAYMENT BY DEVELOPER. Developer shall pay prior to delinquency all real estate taxes and assessments on the Premises and/or Developer's possessory interests therein levied during the term of this Lease. Developer shall not place or allow to be placed on the Premises, or any part thereof, any mortgage, trust deed, encumbrance or lien unauthorized by this Lease. Developer shall remove or have removed any levy or attachment made on any of the Premises, or any part thereof, or assure the satisfaction thereof within a reasonable time, but in any event prior to a sale thereof. Nothing herein contained shall be deemed to prohibit Developer from contesting the validity or amounts of any tax, assessment, encumbrance or lien, nor to limit the remedies available to Developer in respect thereto.

          12.2 INSTALLMENT PAYMENTS. If any real estate, special tax or assessments are at any time during the term of this Lease, levied or assessed against the Premises or Developer's leasehold estate hereunder, which, upon exercise of any option permitted by the assessing authority, may be paid in installments or converted to an installment payment basis (irrespective of whether interest shall accrue on unpaid installments), Developer may elect to pay such taxes or assessments in installments with accrued interest thereon. In the event of such election, Developer shall be liable only for those installments on such tax or assessment which become payable during the term of this Lease, and Developer shall not be required to pay any such installment which becomes due and payable after the expiration of the term of this Lease. City shall execute whatever documents may be necessary to convert any such taxes or assessments to such an installment payment basis if requested so to do by Developer and if such action is authorized by law then in effect.

          12.3 PRORATION. Any real estate taxes and assessments which are payable by Developer hereunder shall be prorated between City and Developer at the expiration or earlier termination of the term of this Lease if such real estate taxes and assessments relate to a fiscal period of the levying authority which extends beyond the expiration or earlier termination of the term hereof.

          12.4 RIGHT TO CONTEST. Developer and any subtenant, with Developer's consent, shall have the right to contest the amount or validity of any real estate taxes and assessments, in whole or in part, by appropriate administrative and legal proceedings, without any cost or expense to City, and Developer may postpone payment of any such contested real estate taxes and assessments pending the prosecution of such proceedings and any appeals so long as such proceedings shall operate to prevent the collection of such real estate taxes and the sale of the Premises to satisfy any lien arising out of the non-payment of the same, provided, however, that if at any time payment of the whole or any part thereof shall become necessary in order to prevent the termination of the right of redemption of any property affected thereby, or if there is to be an eviction of Developer because of non-payment thereof, Developer shall pay the same in order to prevent such termination of the right of redemption or such eviction. City shall execute and deliver to Developer whatever documents may be within its legal authority necessary or proper to permit Developer or any subtenant, with Developer's consent, to so contest any real estate taxes or which may be necessary to secure payment of any refund which may result from any such proceedings. Any such contest shall be at no cost or expense to City. Each refund of any tax or assessment so contested shall be paid to Developer.

     13.  CERTIFICATES BY DEVELOPER AND CITY:

          13.1 DEVELOPER TO PROVIDE. Developer agrees upon not less than twenty (20) days notice to City to execute, acknowledge and deliver to City a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications); (ii) whether of not to the best knowledge of Developer there are then existing any offsets or defenses against the enforcement of any of the terms, covenants, or conditions hereof upon the part of Developer to be performed and, if so, specifying same; and (iii) the dates to which the rent and other charges have been paid, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee of the real property comprising the Premises.

          13.2 CITY TO PROVIDE. City agrees upon not less than twenty (20) days' prior notice by Developer, to execute, acknowledge and deliver to Developer a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) the dates to which the rent and other charges have been paid; (iii) stating whether or not, to the best knowledge of City, Developer is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which City may have knowledge; (iv) whether or not there are, to City's best knowledge, any offsets or defenses claimed by and/or available to Developer to the payment of rental; and (v) that all improvements then existing on the Premises have been completed to the satisfaction of the City, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or subtenant of the whole or any portion of the Premises, or by any lender extending credit on the security of Developer's leasehold estate.

     14.  QUIET ENJOYMENT - TITLE INSURANCE - ACCESS:

          14.1 QUIET ENJOYMENT. City covenants that Developer, upon the performance of the covenants and agreements herein contained on Developer's part to be performed, shall and may at all times, for itself and its subtenants peaceably and quietly have, hold and enjoy the Premises during the term of this Lease.

          4.2 TITLE POLICY. Upon the commencement of the lease term, City shall cause Transamerica Title Insurance Company, or another reputable title company selected by Developer, to issue a standard form CLTA leasehold policy of title insurance, with a liability of SIX MILLION SIX HUNDRED NINETY-THREE THOUSAND TWO HUNDRED DOLLARS ($6,693,200.00), insuring marketable title to the leasehold estate to the business park portion of the Project vested in Developer free and clear of monetary liens and/or encumbrances and subject only to the easements and other matters shown as exceptions on Transamerica Title Insurance Company's Preliminary Title Report No. 14-51 510239 dated as of August 12, 1980. This Section shall not be construed to constitute Developer's approval of said exceptions.

     15.  TERMINATION AND FURTHER LEASING:

          15.1 TERMINATION. Subject to Section 4.7, this Lease may be termination at any time by mutual agreement of the parties.

          15.2 TERMINATION BY CITY. City may terminate this Lease pursuant to Section 17.6 below, but subject to Section 4 above, under the following circumstances:

               (a)  Developer assigns this Lease in violation of Section 5.1.

               (b) Failure of Developer to construct Improvements permitted by the PD-2 Zone Ordinance, and required by the Schedule attached as Exhibit "F".

               (c) Failure of Developer to provide the good faith deposit required by this Lease.

               (d)  Bankruptcy of Developer.

Provided, however, that in all cases, City shall give Developer the sixty
(60) days' notice required by Section 17.6.1 and Developer shall have an opportunity to cure the defect during the time provided by Section 17.6.1 before such circumstance constitutes a default for the purposes of this Lease. The bankruptcy of Developer shall be deemed to have occurred only when the adjudication of Developer as a bankrupt becomes final or upon Developer's filing of a voluntary petition in bankruptcy.

     16.  EXPIRATION OF LEASE AND SUBSEQUENT LEASES:

          16.1 CONTINUATION OF USE. Prior to the expiration of this Lease, City shall determine whether the then existing uses of the Premises shall be retained.

          16.2 VALUATION. If the City determines that the uses existing on the Premises at the time of completion of the Lease should be continued, and that it wishes to continue to lease the property, it shall determine the fair lease value of the land and improvements thereon.

          16.3  DEVELOPER'S RIGHTS.

               6.3.1 NEW LEASE. Upon determination of the fair lease value of the property, City shall offer Developer the right, prior to making any offer to any other party, to enter into a new lease at the value established by the City. If Developer does not agree to enter into a new lease with City, within thirty (30) days from the date of notification by City of its right to do so, all rights of Developer to enter into a new lease pursuant to this Section shall terminate and the property shall revert to City after expiration of the lease. The terms of this clause shall not take effect unless City determines to continue to lease the Premises and terminate with the end of this Lease.

               16.3.2 SALVAGE OF IMPROVEMENTS. If Developer does not agree to enter into a new lease with City pursuant to the terms of this Section, Developer may salvage any or all of the improvements pursuant to Section
17.12 below.  All
remaining improvements shall become the property of City which may use or demolish same at its sole discretion, provided, however, that any structure left by Developer shall be left in good condition and repair, reasonable wear and tear excepted, and provided further that in the event Developer removes any portion or appurtenances to any building or other structure, Developer shall not leave such building or structure in a damaged, unsafe or economically unusable condition by reason of such removal.

     17.  GENERAL PROVISIONS:

          17.1  GOOD FAITH DEPOSIT.

                17.1.1 RECEIPT BY CITY. Developer has, prior to the execution and delivery of this Lease, the Mini-Master Ground Lease, and the other ground leases into which the Master Ground Lease has been segregated to date, delivered to City a good faith deposit in the form of a bond in the amount of SIX HUNDRED SIXTY-NINE THOUSAND THREE HUNDRED TWENTY DOLLARS ($669,320.00) as security for the performance of the obligations of Developer to be performed following the commencement of the term and prior to the return of the deposit to Developer, or its retention by City in accordance with the provisions of this Lease, the Mini-Master Ground Lease and all other ground leases into which the Master Ground Lease has been segregated to date.

                       (a) The good faith deposit, at the option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or
(iii) negotiable certificates of deposit, or a non-negotiable certificate of deposit if City is the named depositor thereon, issued by a federal or state bank or savings and loan association; or (iv) an irrevocable letter of credit in favor of City issued by an established lending institution approved by City; or (v) a bond in a form and with a surety reasonably satisfactory to City providing for payment to City amounts that may from time to time become payable to City under this Lease from this good faith deposit. Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, in case of certified or cashier's check, shall be deposited in an interest-bearing account of City in a bank, savings and loan association or trust company selected by Developer and approved by City, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are from time to time to be deposited.

                       (b) City shall be under no obligation to pay or earn interest on the deposit, but if interest shall accrue or be payable thereon such interest, when received by City, shall be promptly paid to Developer. City agrees, but not more often than quarterly, upon receipt of request from Developer, to cause any such interest so accrued on such deposit to be paid to City by the bank, savings and loan association or trust company with which said sums have been deposited.

                       (c)  If a bond is posted to satisfy the requirements in
(a) above with a fixed term and if such bond expires prior to the date Developer is entitled to have the security deposit returned, Developer shall provide City with either (i) evidence of the renewal of such bond for an additional period, or (ii) a new security deposit satisfying the requirements of this Section 17.1.1 in one of the forms authorized by (a) above, including, without limitation, a new bond, not less than twenty (20) days prior to the expiration of the bond posted to satisfy the requirement in (a) above, or City may require that Developer provide such, security deposit by a cash payment to City upon demand.

               17.1.2 RETURN OF DEPOSIT. Promptly upon Developer's completion of the construction of any building improvements upon the Premises and the issuance of a Certificate of Occupancy for such improvements, City shall release and return to Developer a portion of the deposit described in
Section 17.1.1 based upon the ratio between the number of square feet of building floor area (as measured from the exterior of exterior building walls) within such completed building improvements to 488,500 square feet of building area, and the balance of such deposit, if any, with accrued interest shall be returned to Developer upon the occurrence of the Completion Date, which term, for the purposes of this Section 17.1.2, shall mean the date that Developer completes its proposed construction of building improvements on the business park portion of the Project and certificates of occupancy with respect to such building improvements have been obtained. Developer shall be deemed to have completed its proposed construction of building improvements if ninety percent (90%) of the building square footage required to be constructed upon the business park portion of the Project has been completed on the business park portion of the Project and no unimproved building pads remain to be completed upon the business park portion of the Project.

               17.1.3 RETENTION OF DEPOSIT BY CITY. In the event that this Lease is terminated by Developer, in whole or in part, under Section 17.7.1 below, or in the event that Developer elects not to permit City to terminate this Lease by reason of Developer's failure to commence and complete the construction of building improvements upon the business park portion of the Project as required by this Lease, said deposit, less interest accrued thereon through the date of such termination and also less any portion of such deposit to be returned to Developer under Section 17.1.2 above, shall be retained by City as provided in Section 17.7 below.

          17.2 NOTICES, DEMANDS AND COMMUNICATIONS BETWEEN THE PARTIES. Written notices, demands, and communications between the City and Developer shall be sufficiently given if personally served or if dispatched by registered or certified mail, postage prepaid, return receipt requested, to the principal offices of City or Developer, as set forth in Section 1.5 of this Lease. Any such notice, demand or communication so given by mailing to City shall be mailed attention of the City Manager. Copies of any such notice, demand or communication to be given to Developer pursuant to this Lease shall be given to CB&C and to SDC concurrently with the giving of such notice or document to Developer by personal service or by mailing the same, as required by this Section, to such party, at the address for such party set forth in Section 1.5 above. Any such notice, demand or communication so given by mailing to Developer shall be mailed Attention: Roland Wedemeyer. Either City or Developer may from time to time by written notice to the other designate a different address or addresses or party or parties to whom copies of notices, demands and communications are to be delivered or to whose attention notices, demands and communications are to be addressed which shall be substituted for the addresses and/or names above specified. If any notice, demand or communication is sent by registered or certified mail, as aforesaid, the same shall be deemed to have been sufficiently given forty-eight (48) hours after the mailing thereof as above provided.

          17.3 CONFLICT OF INTEREST. No member, official or employee of City shall have any personal interest, direct or indirect, in this Lease, nor shall any such member, official or employee participate in any decision relating to this Lease which affects his personal interests or the interests of any corporation, partnership or association in which he is, directly or indirectly, interested. No member, official or employee of City shall be personally liable to Developer, or any successor in interest, in the event of any default or breach by City or for any amount which may become due to Developer or successor on any obligations under the terms of this Lease.

           17.4 ENFORCED DELAY: EXTENSION OF TIME OF PERFORMANCE. In addition to specific provisions of this Lease, performance by either party hereunder shall not be deemed to be in default where delays or defaults are due to war; insurrection; strikes, lock-outs; riots, floods; inclement weather; earthquakes; fires; casualties; Acts of God; acts of the public enemy; epidemics; quarantine restrictions; freight embargoes; lack of transportation; governmental restrictions or priority; litigation including eminent domain proceedings or related legal proceedings; inability to secure necessary labor, materials or tools; delays of any contractor, subcontractor or supplier; acts or failure to act of the other party; acts or failure to act of any public or governmental agency or entity; or any other cause beyond the reasonable control of the party charged with such performance, and the time for such performance shall be extended for a period equal to the time of the delay resulting from any such cause.

          17.5 AUDIT. The City Auditor and City Manager, or their designated representatives, shall be permitted with or without prior notification to examine and review Developer's records at all reasonable times during Developer's regular business hours in a manner causing as little inconvenience as possible to Developer, for the purpose of determining compliance with this Lease.

          17.6  DEFAULTS AND REMEDIES.

                17.6.1 DEFAULTS - GENERAL. Subject to the extensions of time set forth in Section 17.4. above, failure by either party to perform any term or provision of this Lease constitutes a default under this Lease, if not cured within sixty (60) days of the receipt of a written notice from the other party specifying the default claimed; provided that, if such default cannot reasonably be cured within such sixty (60) day period, the party receiving such notice of default shall not be in default under this Lease if such party commences the cure of such default within such sixty (60) day period and thereafter diligently prosecutes the curing of such default to completion. Any default by the lessee under any other lease for the business park portion of the Project (except for a default under the lease for Parcel
3 of Parcel Map No. 15307) shall constitute a default hereunder, if, but only if, the party or parties acting as the "Developer" hereunder are the same party or parties acting as the "Developer" under such other lease, which default hereunder shall constitute a default not susceptible of being cured by a lender on the security of the leasehold estate for the purposes of Sections 4.2 and 4.6 of this Lease. Subject to Section on 17.6.2 below, any default by the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, shall constitute a default under this Lease, if, but only if, the party or parties acting as the "Tenant" under the Adjacent Parcel Lease or any such new lease are the same party or parties acting as the "Developer" under this Lease, which default under such Adjacent Parcel Lease or any such new lease shall constitute a default not susceptible of being cured by a lender on the security of the leasehold estate for the purposes of Section 4.2 and 4.6 of this Lease.

                17.6.2 ADJACENT PARCEL LEASE EXCEPTIONS. Subject to the termination of the effectiveness of this paragraph as provided hereinbelow, notwithstanding the provisions of Section 17.6.1 above to the contrary, a default by the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to

Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, in the performance of its obligations under Paragraph 1 of the Construction Addendum attached to the Adjacent Parcel Lease shall constitute a default under this Lease whether or not the party or parties acting as the "Tenant" under the Adjacent Parcel Lease, or any such new lease, are the same party or parties acting as the "Developer" under this Lease, but, City's sole remedy for such a default, if said parties are not the same, shall be to terminate this Lease and to recover rent and other charges payable hereunder through the date of such termination. The provisions of this paragraph shall become null and void and of no further force or effect upon the first to occur of (a) the occurrence of each of the following events: (i) the issuance of a building permit or permits required for the construction required by Paragraph 1 of the Construction Addendum attached to the Adjacent Parcel Lease (the "FBO Phase I Improvements"), (ii) the lessee under the Adjacent Parcel Lease delivers to City a fully executed construction contract between it and a licensed general contractor for the construction of the FBO Phase I Improvements, which contract requires that such work be commenced within thirty (30) days, subject to force majeure, (iii) City receives the performance, labor and material bond for the FBO Phase I Improvements as required by Section 4 of the Adjacent Parcel Lease, and (iv) City receives reasonable evidence of the financial ability of the lessee under the Adjacent Parcel Lease to pay for the costs of the construction of the FBO Phase I Improvements (a construction loan commitment in the usual form from a bank, savings and loan association or other institutional lender shall constitute reasonably satisfactory evidence of such financial ability), or (b) the FBO Phase I Improvements have been substantially completed.

     City agrees to promptly execute and deliver to Developer written confirmation that the provisions in the first paragraph of this Section
17.6.2 have terminated and are of no further force or effect upon the first to occur of the said two events, which written confirmation may be relied upon by Developer and/or any party acquiring any interest in and to this Lease and/or the premises demised hereby, through or under Developer and/or any party extending credit to Developer.

     Subject to the termination of the effectiveness of this paragraph as provided hereinbelow, notwithstanding the provisions of Section 17.6.1 above to the contrary, a default by the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided pursuant to Paragraph 13 of the Miscellaneous Addendum attached to the Adjacent Parcel Lease, in the performance of its obligations under Paragraph 2 of the Construction Addendum attached to the Adjacent Parcel Lease shall constitute a default under this Lease whether or not the party or parties acting as the "Tenant" under the Adjacent Parcel Lease, or any such new lease, are the same party or parties acting as the "Developer" under this Lease, but, City's sole remedy for such a default, if said parties are not the same, shall be to terminate this Lease and to recover rent and other charges payable hereunder through the date of such termination. The provisions of this paragraph shall become null and void and of no further force or effect upon the first to occur of (a) the commencement of the construction of building improvements upon the Premises (but shall be effective as to any new lease entered into pursuant to the attached Exhibit "D" demising any portion of the Premises for which such construction condition has not been satisfied, other than a new lease of a common area lot or parcel within a planned unit development or condominium project upon which development or project the construction of building improvements has been commenced), or (b) the completion of the construction required by Paragraph 2 of the Construction Addendum attached to the Adjacent Parcel Lease.

      City agrees to promptly execute and deliver to Developer written confirmation that the provisions in the first paragraph of this Section
17.6.2 have terminated and are of no further force or effect upon the first to occur of the said two events, which written confirmation may be relied upon by Developer and/or any party acquiring any interest in and to this Lease and/or the premises demised hereby, through or under Developer and/or any party extending credit to Developer.

     The provisions of Sections 17.7.2 of this Lease shall be applicable to defaults hereunder resulting from defaults under the Construction Addendum attached to the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided, and any sum paid or released to the lessor under the Adjacent Parcel Lease, or any new lease, under Paragraph 5.2 of the Default-Termination Addendum attached thereto by reason of any such default, shall apply as a credit against the sum payable under Section 17.7.2 below to prevent the termination of this Lease by reason of such default.

               17.6.3 INSTITUTION OF LEGAL ACTIONS. In addition to any other rights or remedies, either party may institute legal action to cure, correct, or remedy any default, to recover damages for any default, or to obtain any other remedy consistent with the purpose of this Agreement. Such legal actions must be instituted in the South Branch of the Superior Court of the County of Los Angeles, State of California, in an appropriate municipal court in the County, or in the Federal District in the Central District of California.

               17.6.4 APPLICABLE LAW. The laws of the State of California shall govern the interpretation and enforcement of this Lease.

                              17.6.5  Service of Process.  In the event any
legal action is commenced by Developer against City, service of process of City shall be made by personal service upon the City Manager of City, or in such other manner as may be provided by law.

                    In the event that any legal action is commenced by City against Developer, service of process on Developer shall be made as provided by law and shall be valid whether made within or without the State of California, or in such manner as may be provided by law.

                              17.6.6  RIGHTS AND REMEDIES ARE CUMULATIVE.
Except as otherwise expressly stated in this Lease, the rights and remedies of the parties are cumulative, and the exercise by either party of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default by the other party.

                              17.6.7  INACTION NOT A WAIVER OF DEFAULT.  Any
failures or delays by either party in asserting any of its rights and remedies as to any default shall not operate as a waiver of any default or of any such rights or remedies or deprive either such party of its right to institute and maintain any actions or proceedings which it may deem necessary to protect, assert or enforce any such rights or remedies.

                              17.6.8  REMEDIES.  In the event of a default
during the lease term by Developer, City, without further notice to Developer, may declare this Lease and/or Developer's right of possession at an end and may re-enter the Premises by process of law, in which event, City shall have the right to recover from Developer:

                                      (a)  The worth at the time of award of
the unpaid rent which has been earned at the time of termination, plus interest;

                                      (b)  The worth at the time of award of
the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Developer proves could nave been reasonably avoided, plus interest; and

                                      (c)  The worth at the time of award of
the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Developer proves could be reasonably avoided, plus interest thereon.

The remedies of City as hereinabove provided are subject to the other provisions of this Lease, including Article 4 hereof.

                              17.6.9  ARBITRATION - DECLARATORY RELIEF.  In
the event that Developer, in good faith, disputes the existence of any claimed default of which Developer receives written notice from City, other than a default in the payment of Basic Minimum Rent, Developer may contest the existence thereof by arbitration by referring the dispute to the American Arbitration Association in California or by instituting an action for declaratory relief within sixty (60) days after receipt by Developer of said written notice from City and, in such event, no such default shall be deemed to exist if either (i) within sixty (60) days after a final determination that such default does in fact exist, Developer commences the cure of such default and thereafter diligently prosecutes such cure to completion, or (ii) Developer receives a final determination that no such default exists. This provision shall not apply to disputes relating to rent and rent adjustments.

                    17.7 DEVELOPER'S INABILITY TO COMMENCE OR COMPLETE CONSTRUCTION.

                              17.7.1  DEVELOPER'S RIGHT TO TERMINATE.
Developer shall have the right, at its option, with the prior written approval of any lender on the security of the leasehold estate, to cancel and terminate this Lease by giving written notice of such termination to City, at any time prior to the construction of building improvements upon the Premises demised hereby by or under Developer. Upon any such termination of this Lease, the rents and other sums payable hereunder shall be prorated and paid or reimbursed to the date of such termination, Developer and City shall execute and record a quitclaim deed sufficient to remove the cloud of this Lease and the short form of this Lease from record title to the Premises and Landlord shall be entitled to retain the deposit described in Section 17.1 above, less any interest accrued on such deposit and also less any portion of such deposit payable to Developer under Section 17.1.2 above, which sums shall be paid to Developer by City.

                              17.7.2  CITY'S EXERCISE OF REMEDIES. In the
event of a default by Developer in the performance of any of its obligations to commence and complete the construction of building and other improvements within the times required by Article 7 of this lease and in the further event that City elects to exercise its remedy to terminate this Lease by reason of such default by Developer, Developer may, for a period of thirty (30) days following its receipt of written notice from City of City's election to terminate this Lease by reason of such default, elect to prevent such termination from becoming effective by releasing and paying to City a portion of the good faith deposit held by City under Section 17.1, which portion shall be equal to the lesser of (i) the amount of such deposit so held by City; or (ii) an amount equal to the product on ONE DOLLAR AND SIXTY CENTS ($1.60) per square foot times the number of square feet of building area the failure to commence or complete the construction of which has caused the subject default.

                              17.7.3  PAYMENT TO DEVELOPER.  In the  event
that this Lease is terminated under Section 17.7.1 or Section 17.7.2 above, or under Section 3.3(b) above and in the further event that Developer has constructed streets, utilities and/or other off-site improvements or grading improvements upon the Project prior to such termination of this Lease, City shall, pursuant to its responsibilities under state law, use its best efforts to resell or relet the Premises, or any portion thereof, as soon and in such manner as City shall find feasible and consistent with the objectives of such law to a qualified and responsible party or parties (as determined by City) who will assume the obligation of making or completing the improvements required of Developer under this Lease or such other improvements in their stead as shall be satisfactory to City and in accordance with the uses specified for the Premises in this Lease. Upon such resale or reletting of the Premises, or any portion thereof, the proceeds thereof shall be applied:

                                      (a)  First, to reimburse City for all
costs and expenses incurred, including, but not limited to, salaries to personnel, in connection with the recapture, management, and resale or reletting of the Premises, or part thereof (but less any income derived by City from the Premises, or part thereof, in connection with such management); all taxes, assessments, and water and sewer charges with respect to the Premises, or part thereof (or, in the event that the Premises are exempt from taxation or assessment or such charges during the period of ownership thereby by City, an amount, if paid, equal to such taxes, assessments, or charges [as determined by the appropriate assessing official] as would have been payable if the Premises were not so exempt); any payments made or necessary to be made to discharge any encumbrances or liens existing on the Premises, or part thereof, at the time of revesting of title thereto in City or to discharge or prevent from attaching or being made any subsequent encumbrances or liens due to obligations, defaults, or acts of Developer, its successors or transferees; any expenditures made or obligations incurred with respect to the making or completion of the improvements or any part thereof on the Premises, or part thereof and any amounts otherwise owing City by Developer and its successors or transferee;

                                      (b)  Second, in the case of a
reletting, to pay City an amount equal to the rentals and other payments payable to City hereunder that City would have received if this Lease had not been terminated; or, if the

Premises are resold, to reimburse City an amount equal to FOUR DOLLARS ($4.00) per square foot times the number of square feet within the Premises;

                                      (c)  Third, to reimburse Developer, its
successors or transferees, a sum up to the amount equal to the sum of (i) the costs incurred for the development of the Project, prorated to the Premises, if the Premises are less than all of the Project, on a square foot basis, and for the improvements existing on the Premises at the time of the re-entry and repossession by City, less (ii) any gains or income withdrawn or made by Developer from the Premises or the improvements thereon; and

                                      (d)  Any balance remaining after such
reimbursement shall be retained by City as its property. In the event that such street, utility and/or other offsite improvements have been constructed by or the costs of such construction paid or reimbursed by an improvement or special assessments district, the provisions of this Section shall be applicable to the costs for such improvements if payment of the bonds issued by such district have been guaranteed by Developer or by security, in addition to the leasehold estate created hereby, or paid by Developer, but only to the extent of such payment by Developer or of payment from the proceeds of such guarantee.

                              17.7.4  DELIVERY OF PLANS.  In the event that
this Lease is terminated for any reason whatsoever, Developer shall deliver to City one set of all plans and data in its possession concerning the Premises.

                       17.8 RIGHT TO CONTEST LAWS. Developer shall have the right, after notice to City, to contest or to permit its subtenants to contest by appropriate legal proceedings, without cost or expense to City, the validity of any law, ordinance, order, rule, regulation or requirement to be complied with by Developer under this Lease and to postpone compliance with the same; provided such contest shall be promptly and diligently prosecuted at no expense to City and so long as City shall not thereby suffer any civil or be subjected to any criminal penalties or sanctions, and Developer shall protect and save harmless City against any liability and claims for any such noncompliance or postponement of compliance.

                       17.9 TRADE FIXTURES. All trade fixtures, furnishings, equipment and signs installed by or under Developer or subtenants shall be and remain the property of the person, firm or corporation installing the same and shall be removable at any time during the term of this Lease. The removal of any such trade fixtures, furnishings, equipment and signs shall be at the expense of the person, firm or corporation removing the same, who shall repair any damage or injury to the Premises and all improvements thereto occasioned by the removal thereof. In the event that any subtenant acquires any furniture, trade fixtures, signs and/or equipment to be used in connection with its subleased premises from an equipment lessor or from an equipment seller under a security agreement, City agrees to execute such documents as may reasonably be required by the equipment lessor or creditor in order to assure such party of its prior rights in and to any such equipment, furniture, signs and/or trade fixtures and of its right to remove any such equipment, furniture, signs and/or trade fixtures from the subleased premises for a period of not to exceed forty-five (45) days from and after notice to such party of the termination or expiration of the sublease of the subject subtenant-lessee or subtenant-debtor.

                    17.10 CONTINUED POSSESSION OF TENANT. If Developer shall hold over the Premises after the expiration of the term hereof with the consent of City, either express or implied, such holding over shall be construed to be a tenancy from month-to-month, subject to all the covenants, rental conditions and obligations hereof and terminable by either party as provided by law.

                    17.11 UTILITIES. Developer shall pay or cause to be paid all charges for gas, electricity, water and other utilities furnished to the Premises during the term of this Lease and all sewer use charges or similar charges or assessments for utilities levied against the Premises for any period included within the term of this lease.

                    17.12 SURRENDER. Upon the expiration of the term of this Lease, as provided herein, or sooner termination of this Lease, Developer, subject to Section 17.9, shall surrender to City all and singular the Premises, including any buildings and all improvements constructed by or under Developer then situated upon the Premises, and Developer shall execute, acknowledge and deliver to City within ten (10) days after written request from City to Developer, any Quitclaim Deed or other document required by any reputable title company to remove the cloud of this Lease from the Premises. Notwithstanding the foregoing provisions of this Section to the contrary, Developer shall have the right, at any time prior to the expiration of the term of this Lease and for a period of sixty (60) days following the expiration of the term, to remove all or any portion of the buildings and other improvements constructed by or under Developer upon the Premises.

                    17.13 PARTIAL INVALIDITY. If any term or provision of this Lease or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision, to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                    17.14 SECTION HEADINGS. The Section and Article headings of this Lease are inserted as a matter of convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect the terms and provisions hereof.

                    17.15 SHORT FORM LEASE. Concurrently with the delivery of this Lease, City and Developer have executed, acknowledged and caused to be recorded a short form of this Lease in the form attached hereto as Exhibit "J".

                    17.16 ENTIRE AGREEMENT, WAIVERS AND AMENDMENTS. This Lease is executed in two (2) duplicate originals, each of which is deemed to be an original. This Lease includes fifty-four (54) pages and ten (10) attachments marked Exhibits "A" through "J" which constitutes the entire understanding and agreement of the parties. This Lease integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all negotiations or previous agreements between the parties with respect to all or any part of the subject matter hereof.

                    17.17 WAIVERS. All waivers of the provisions of this Lease must be in writing by the appropriate authorities of City or Developer, and all amendments hereto must be in writing by the appropriate authorities of City and Developer.

                    17.18 APPROVALS. In all circumstances where under this Lease either party is required to approve or disapprove any matter, approval shall not be unreasonably withheld.

                    17.19 SUCCESSORS IN INTEREST. The provisions of this Lease shall be binding upon and shall inure to the benefit of the heirs, executors, assigns and successors in interest of the parties hereto.

                    17.20 LITIGATION AND ATTORNEYS' FEES. In the event of any dispute between the parties hereto involving the covenants and provisions herein contained or arising out of the subject matter of this Lease, the parties reserve, each to themselves, the right to litigate such dispute. The prevailing party in any action commenced pursuant to this Lease shall be entitled to recover reasonable expenses, attorneys' fees and costs.

                    17.21 RIGHT OF FIRST REFUSAL TO PURCHASE. If City shall determine during the term of this Lease that it is lawful and in the public interest to sell the Premises, or any portion thereof, City shall, prior to making the property available for sale to any other party, provide Developer the opportunity to purchase said property at its fair market value, as determined by an appraisal obtained by City. If Developer has not entered into an agreement to purchase said property within ninety (90) days of the date it is first offered for sale to Developer at the price theretofore determined by City to be the fair market value, all rights of Developer created by this Section 17.21 shall cease and be of no further force and effect. The determination whether such property shall be made available for sale is and shall be within the sole and exclusive discretion of City. City shall determine the legality of such action prior to making a determination to sell on the basis of the law then in effect.

                    17.22 SUBJECT TO DECLARATIONS. This Lease is and shall be subject and subordinate to the terms and provisions of that certain Maintenance Declaration dated January 31, 1983 and recorded on March 8, 1983, as Instrument No. 83-256290 of the Official Records of the Los Angeles County, California Recorder and to the terms and provisions of that certain Declaration of Covenants, Conditions, and Restrictions dated January 31, 1983 and recorded on March 9, 1983, as Instrument No. 83-262462 of the Official Records of the Los Angeles County, California Recorder (collectively the "Declarations"); provided, however, that the Developer's obligation to pay rent hereunder shall not be affected in any way because of such subordinations. The terms and provisions of the Declarations include certain granted and reserved easements. This Lease is and shall be further subject and subordinate to any instrument recorded against the Premises to establish a condominium or planned unit development regime.

         IN WITNESS WHEREOF, City and Developer have signed this Lease as of the date first written above.

                                       CITY OF LONG BEACH,
                                       a municipal corporation

                                       By:
                                          -------------------------------------
                                          John E. Dever, City Manager

                                                      "City"

                                       LONG BEACH AIRPORT BUSINESS PARK,
                                       a California general partnership


                                       By: SIGNAL DEVELOPMENT CORPORATION,
                                           a California corporation,
                                           a general partner


                                       By: /s/
                                          -------------------------------------
                                                                      President
                                                                       (Title)

                                       By: /s/ Barbara Steck
                                          -------------------------------------
                                                            Assistant Secretary
                                                                   (Title)

                                       By:  CARLTON BROWNE AND COMPANY,
                                            INCORPORATED,
                                            a California corporation,
                                            a  general partner

                                       By: /s/
                                          -------------------------------------
                                                          Chairman of the Board
                                                                  (Title)

                                       By:
                                          -------------------------------------
                                                                      President
                                                                        (Title)
                                                      "Developer"


   This Lease Agreement is approved as to form this _______________ day of ____________________, 1986.


                                       John R. Calhoun, City Attorney

                                       By:
                                          -------------------------------------
                                          Roger P. Freeman, Deputy

STATE OF CALIFORNIA          )
                             )   ss.
COUNTY OF LOS ANGELES        )

     On _________________, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN E. DEVER, personally known to me to be the person who executed this instrument as CITY MANAGER of the City of Long Beach, a municipal corporation and acknowledged to me that the municipal corporation executed it.

     WITNESS my hand and official seal.

     SIGNATURE:
               -------------------------

(SEAL)


STATE OF CALIFORNIA          )
                             )   ss.
COUNTY OF ORANGE             )

     On January 20, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared R. C. WEDEMEYER, and BARBARA STECK personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as PRESIDENT and ASSISTANT SECRETARY, respectively, of SIGNAL DEVELOPMENT CORPORATION, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership executed the same.

     WITNESS my hand and official seal.

                             /s/ Wanda Silver
                             ------------------------------
                                    Notary Public

(Seal)

STATE OF CALIFORNIA          )
                             )   ss.
COUNTY OF LOS ANGELES        )


     On January 28, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Lee Harris II, and R. C. Browne personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as PRESIDENT and CHAIRMAN OF THE BOARD respectively, of CARLTON BROWNE & COMPANY, INCORPORATED, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

     WITNESS my hand and official seal.

                                  /s/ Dorothy F. Cook
                             ------------------------------
                                     Notary Public

(SEAL)

                                  EXHIBIT "A"
                          DESCRIPTION OF THE PREMISES

     Parcel 5 of Parcel Map No. 17454, in the City of Long Beach, County of Los Angeles, State of California, as filed in Book ___, pages ___ through ___, inclusive, of Parcel Maps of Los Angeles County, also being portions of Parcel Map No. 15307 as filed in Book 159, pages 50 through 53, inclusive, of Parcel Maps of Los Angeles County and of Parcel Map No. 14943 as filed in Book 154, pages 68-71, inclusive, of Parcel Maps of Los Angeles County.

     EXCEPT THEREFROM, ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT TO USE THE SURFACE, OR SUBSURFACE OF SAID LAND ABOVE A DEPTH OF 100 FEET, AS RESERVED BY BIXBY LAND COMPANY, A CORPORATION, IN DEEDS RECORDED IN BOOK 18884 PAGE 347, IN BOOK 24554 PAGE 211, IN BOOK 28612 PAGE 328, IN BOOK 38790 PAGE 367, IN BOOK 46180 PAGE 52, IN BOOK 49399 PAGE 406, IN BOOK D-721 PAGE 156 AND IN BOOK 37202 PAGE 308 ALL OF OFFICIAL RECORDS, AND AS RESERVED BY WHEELER F. CHASE IN DEED RECORDED IN BOOK 41754 PAGE 423 OFFICIAL RECORDS OF SAID COUNTY.

     EXCEPTING AND RESERVING therefrom to the extent applicable a non-exclusive underground utility easement appurtenant to the real property legally described in the attached Exhibit "C" beneath the strip of land legally described in Exhibit "A-1", Developer shall have the right to improve the surface of said servient tenement with driveway and parking lot improvements, including, without limitation, sidewalks and landscaping. Any damage to improvements upon the servient tenement resulting from the improvement, maintenance and/or use of said easement shall be the responsibility of City, provided that to the extent that City has obtained the agreement of the lessee under the Adjacent Parcel Lease, or any new lease into which the Adjacent Parcel Lease may be divided, for the benefit of Developer, to be responsible for such damage, City shall not be responsible for any such damage while such Lease or new lease is in effect.

     ALSO EXCEPTING AND RESERVING therefrom to the extent applicable a non-exclusive easement for the ingress and egress of pedestrian and motor vehicles appurtenant to the real property legally described in the attached Exhibit "C" over and across the strip of land legally described in the attached Exhibit "A-2", Developer shall have the right to improve the surface of the servient tenement with driveways and traffic lanes, including, without limitation, the right to modify and/or alter any

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

The strip of land subject to the utility easement will be a strip of land ten feet (10') wide commencing at the Northeasterly or Southeasterly boundary of that portion of the real property described in the attached Exhibit "C" described therein as Parcel 2 of Parcel Map No. 14943 and extending in a Southeasterly and/or Northeasterly direction to intersect with utility company and/or public utility easements within the dominant tenement. The location of such easement shall be specifically located by Developer (or by City if this Lease is terminated prior to Developer's location of said easement); provided that if Developer (or City) has not specifically located said easement by recording a specific legal description for said easement in the Office of the County Recorder, Los Angeles County, California, by July 1, 1983, said easement may be specifically located by the lessee under the Adjacent Parcel Lease (or by the fee owner of the property demised thereby if such lessee fails to locate said easement prior to the termination of the Adjacent Parcel Lease) by recording a precise legal description of the location of such easement in the Office of the County Recorder, Los Angeles County, California.


                               EXHIBIT "A-1"
improvements constructed upon the servient tenement by the holders of this easement. Once Developer constructs any such improvements, such improvements shall not be altered or modified by the holders of the easement, except to the extent reasonably necessary for use of the easement for such ingress and egress. It shall be a condition to the use of such easement that the holder of such easement construct and maintain a lock gate across the access point to such easement from its premises satisfying the airport security requirements of the Federal Aviation Administration and the Long Beach Municipal Airport.

City will cooperate reasonably with Developer in relocating the above easements, if Developer obtains the approval of the lessee under the Adjacent Parcel Lease, or any such new lease subject to relocation.

                               LEGAL DESCRIPTION

The strip of land subject to the ingress and egress easement will be a strip of land twenty feet (20') in width commencing at the Northeasterly boundary of that portion of the real property described in the attached Exhibit "C" described therein as Parcel 2 of Parcel Map No. 14943 and extending in a Northeasterly and/or Southeasterly direction to intersect with Spring Street and/or Clark Avenue. The location of such easement shall be specifically located by Developer (or by City if this Lease is terminated prior to Developer's location of said easement); provided that if Developer (or City) has not specifically located said easement by recording a specific legal description for said easement in the Office of the County Recorder, Los Angeles County, California, by July 1, 1983, said easement may be specifically located by the lessee under the Adjacent Parcel Lease (or by the fee owner of the property demised thereby if such lessee fails to locate said easement prior to the termination of the Adjacent Parcel Lease) by recording a precise legal description of the location of such easement in the Office of the County Recorder, Los Angeles County, California.


                               EXHIBIT "A-2"

                        [Long Beach Business Park Map]

                                EXHIBIT "C"
                    LEGAL DESCRIPTION OF THE PROPERTY
                   DEMISED BY THE ADJACENT PARCEL LEASE

     Parcels 2 and 3 of Parcel Map No. 14943, in the City of Long Beach, County of Los Angeles, State of California, as filed in Parcel Map Book 154, pages 68-71, records of Los Angeles County.

EXCEPT THEREFROM, ALL OIL, GAS AND OTHER HYDROCARBONS IN AND UNDER SAID LAND, BUT WITHOUT THE RIGHT TO USE THE SURFACE, OR SUBSURFACE OF SAID LAND ABOVE A DEPTH OF 100 FEET, AS RESERVED BY BIXBY LAND COMPANY, A CORPORATION, IN DEEDS RECORDED IN BOOK 18884 PAGE 347, IN B00K 24554 PAGE 211, IN BOOK 28612 PAGE 328, IN BOOK 38790 PAGE 367, IN BOOK 46180 PAGE 52, IN BOOK 49399 PAGE 406, IN BOOK D-721 PAGE 156 AND IN BOOK 37202 PAGE 308 ALL OF OFFICIAL RECORDS, AND AS RESERVED BY WHEELER F. CHASE IN DEED RECORDED IN BOOK 41754 PAGE 423 OFFICIAL RECORDS OF SAID COUNTY.

A non-exclusive easement for underground utility purposes appurtenant to Parcel 2 and Parcel 3 above beneath that certain strip of land legally described in the attached Exhibit "C-1". There is excepted from said easement the right for Developer, as City's lessee to construct parking lot improvements upon the easement area, including, without limitation, sidewalks and landscaping.

A non-exclusive easement for the ingress and egress of pedestrians and motor vehicles appurtenant to Parcel 2 and Parcel 3 above over and across that certain strip of land legally described in the attached Exhibit "C-2". There is excepted from said easement the right for Developer, as City's lessee, to construct driveway and traffic isle improvements within the easement area and to modify and/or alter any such improvements constructed within the easement area by the lessee under the Adjacent Parcel Lease. The lessee under the Adjacent Parcel Lease shall not have the right to modify and/or alter any such improvements so constructed upon the easement area by Developer, except to the extent such alterations and/or modifications may reasonably be required for such lessee's use of said easement for such ingress and egress. As a condition to such lessee's use of such easement, such lessee shall construct and maintain a lock gate across the access point to such easement from its premises satisfying the airport security requirements of the Federal Aviation Administration and the Long Beach Municipal Airport.


                               EXHIBIT "C"

                               LEGAL DESCRIPTION

The precise location of the strip of land subject to the utility easement shall be determined in the manner set forth in the attached Exhibit "A-1".


                               EXHIBIT "C-1"

                               LEGAL DESCRIPTION

The precise location of the strip of land subject to the ingress and egress easement shall be determined in the manner provided in the attached
Exhibit "A-2".


                               EXHIBIT "C-2"

                       AGREEMENT OF NON-DISTURBANCE
          (Parcel 5 of Parcel Map No. 17454 of Business Park)
              (Portion of Parcel 8 of Parcel Map No. 15307)

THIS AGREEMENT OF NON-DISTURBANCE (Parcel 5 of Parcel Map No. 17454 of Business Park) (Portion of Parcel 8 of Parcel Map No. 15307) is made as of the ________ day of ______, 198__, by and among ______________, hereinafter called "Ground Lessor"; ____________________, hereinafter called "Tenant"; and __________ hereinafter called "Subtenant".

                               PRELIMINARY

     A. Ground Lessor and Tenant have entered into a Lease Agreement (Parcel 5 of Parcel Map No. 17454 of Business Park) (Portion of Parcel 8 of Parcel Map No. 15307) dated __________, 198__, hereinafter referred to as the "Ground Lease") pursuant to which Ground Lessor has demised and leased to Tenant certain real property located in the City of Long Beach, County of Los Angeles, State of California, (INCLUDING THE REAL PROPERTY) described in Exhibit "A" attached hereto and incorporated herein. A short form of the Ground Lease was recorded ___, 198__ (IS BEING RECORDED CONCURRENTLY HEREWITH) in the Official Records of said County.

     B. Tenant, as sublessor, and Subtenant, as sublessee, have entered into a Sublease dated ______ , 198__, (hereinafter referred to as the "Sublease") which demises

                                EXHIBIT "D"
Building G
to Subtenant (A PORTION OR ALL) of the premises demised by the Ground Lease (AND GRANTS TO SUBTENANT CERTAIN RIGHTS WITH RESPECT TO OTHER PORTIONS OF THE PREMISES DEMISED BY THE GROUND LEASE). A short form of the Sublease is being recorded concurrently herewith in the Official Records of said County, which short form of Sublease describes the premises demised thereby (AND THE RIGHTS OF SUBTENANT WITH RESPECT TO THE REAL PROOERTY DESCRIBED IN THE ATTACHED EXHIBIT "A").

     C. The parties hereto now desire to enter into this Agreement so as to clarify their rights, duties and obligations under the Ground Lease and the Sublease and to further provide for various contingencies as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, the parties hereto agree as allows:

     1. In the event Tenant shall default in the payment of any sum or performance of any covenant or condition of the Ground Lease, all as provided therein, or in the event of any termination or expiration of the Ground Lease for any reason whatsoever prior to the expiration of the term of the Sublease as provided in the Sublease, (OTHER THAN A TERMINATION OF THE GROUND LEASE ONLY AS TO PORTIONS OF THE PREMISES DEMISED THEREBY NOT DESCRIBED IN THE ATTACHED EXIBIT "A" then Ground Lessor, Tenant and Subtenant do hereby agree that the Sublease, and all terms, provisions, covenants and agreements thereof shall survive any such default or defaults in, or termination or expiration of the Ground Lease, whether such termination occurs as a result of, or arising out of, any such default or defaults, or otherwise, and the Sublease (subject to the right of any "lender on the security of the leasehold estate" as defined in the Ground Lease to enter into a replacement lease with Ground Lessor upon the same terms and conditions and having the same priority as the Ground Lease, pursuant to
Section 4.6 of the Ground Lease) shall continue in force and effect, in accordance with and subject to all of its terms, provisions, agreements and covenants as a direct lease with Ground Lessor, as lessor, and Subtenant, as lessee. Subtenant agrees, in such event, to attorn to Ground Lessor and to recognize Ground Lessor as the lessor under the Sublease. Ground Lessor shall, in such event, exercise and undertake all of the rights, obligations and duties of Tenant in and under said Sublease and thereafter shall be entitled to collect all rents and payments due and payable under said Sublease, including the right to collect any sums being due and payable thereunder prior to the termination or expiration of the Ground lease which are accrued and unpaid by Subtenant on the date of termination of the Ground Lease. Subtenant agrees, not to prepay rentals under the Sublease without the prior written consent of Ground Lessor.

     2. Ground Lessor agrees that, prior to terminating the Ground Lease or taking any proceedings to enforce any such termination thereof for any reason other than the expiration of the term of the Ground Lease as provided therein, Ground Lessor shall give Subtenant thirty (30) days' notice in writing prior to the effective date of such termination, specifying the reason for such termination. Such notice shall be given to Subtenant at
____________ .

     3. Ground Lessor hereby approves of the Sublease and of the rights and privileges granted to Subtenant thereunder and agrees that, for and during the term of the Sublease and any extensions thereof, Ground Lessor shall not take any action, directly or indirectly, to disturb or otherwise affect Sub-tenant's occupancy of and/or rights and privileges with respect to the premises demised by the Ground Lease and described on the attached Exhibit "A" so long as Subtenant is not in default under the Sublease, nor shall Subtenant's exercise of any such rights or privileges constitute a default under the Ground Lease, notwithstanding any provisions to the contrary contained in the Ground Lease.

     4. No provision contained herein shall be deemed an amendment or modification of any provisions contained in the Sublease, including, without limiting the generality of the foregoing, any rights given thereunder to Tenant to terminate the Sublease.

     5. In the event that the Ground Lease is divided, in accordance with its terms, into two (2) or more new leases, the term "Ground Lease", as used herein, shall be deemed to refer to the said new lease leasing and demising the subleased premises.

     6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors, transferees and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove set forth.


                                       ---------------------------------------

                                       ---------------------------------------
                                                               "Ground Lessor"


                                       ---------------------------------------

                                       ---------------------------------------
                                                                      "Tenant"


                                       ---------------------------------------

                                       ---------------------------------------
                                                                   "Subtenant"

     This Agreement is hereby approved as to form this ____ day of ______, 198_.



                                       John R. Calhoun, City Attorney


                                       By
                                         -------------------------------------

                       INCREMENTAL DEVELOPMENT RIDER

     1.  DECLARATION:

         City acknowledges that Developer may record an instrument or instruments establishing reciprocal easements for ingress, egress and parking and imposing certain restrictions and covenants relating to the improvement, use and operation of the Project, or portions thereof, consistent with a first class commercial development, which instrument may contain provisions concerning the following types of matters: (1) the designation of portions of the business park portion of the Project as building sites and other portions as common areas for ingress, egress and parking; (ii) the restriction of the use of the property subject thereto to commercial purposes; (iii) the restriction of the use of certain building sites against the sale of specific goods or the conduct of specific types of businesses;
(iv) the limitation of building heights and floor area, and/or architectural styles, and/or the imposition of architectural review standards; (v) the restriction of the use of common areas to parking, ingress, egress and incidental purposes including drive-through and/or loading and unloading docks adjacent to building sites; (vi) the designation of employee parking areas; (vii) the appointment of an Operator to operate, maintain and repair the common and parking areas, together with the imposition of an obligation upon owners of leasehold interests in and to the property subject thereto (or the fee owner or owners of portions of such property no longer demised by this Lease or any new lease of the business park portion of the Project entered into pursuant to Paragraph 2 below) to reimburse the Operator a pro rata share of the costs and expenses of such operation and maintenance, based upon the buildable area within each owner's portion of such property, which costs and expenses to be reimbursed shall include public liability and property damage insurance premiums and a management fee based upon a percentage of such other costs and expenses of operation and maintenance;
(viii) provisions relating to the maintenance and repair of building structures and the restoration or removal of casualty damage; (iv) restrictions on signs and the establishment of sign criteria; and (x) such other matters as may be necessary to conform to the requirements in subleases or deemed appropriate by Developer. Any such instrument is herein after referred to as the "Declaration". City agrees upon request to execute a consent or consents to any such Declaration and/or to subordinate its interest in and to the Premises to such Declaration, provided that City approves of the terms and provisions of the proposed Declaration. City hereby agrees that the decision to approve any such Declaration shall be based upon consideration of whether the terms and provisions thereof are commercially reasonable and substantially similar to


                                     -1-
                                EXHIBIT "E"
the terms and provisions in similar instruments used in comparable first class commercial developments in the State of California. City shall either approve or disapprove of any proposed Declaration by giving written notice to Developer within thirty (30) days of City's receipt of the proposed Declaration, which notice shall specify the modifications required for approval, if the proposed Declaration is disapproved. City's failure to expressly so disapprove of any such proposed Declaration within said thirty
(30) day period shall constitute City's approval of the proposed Declaration.

     In the event of a dispute between City and Developer arising out of the provisions of this paragraph, either party may have the dispute settled by submitting the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitrators in any such proceedings shall be individuals familiar with the requirements of commercial lenders and commercial development reciprocal easement agreements.

     2.  SEGREGATION:

          2.1  SEPARATE INDIVIDUAL LEASES.  Subject to the provisions of this
Section 2.1, Developer shall have the right, at any time and from time to time during the term of this Lease, to require that City enter into two (2) or more new leases, which new leases collectively shall supplant this Lease and cover the Premises. City's obligations pursuant to this Section 2.1 shall be subject to each of the following:

               (a) Developer's satisfying the requirements of the California Subdivision Map Act and any local ordinances applicable to each such a division of this lease.

               (b) Each new lease shall have the same parties as the parties to the Lease being supplanted by the new lease.

               (c) The real property to be leased and demised by each of the new leases shall be subject and subordinate to the Declaration in a form approved by City pursuant to Paragraph 1 above.

               (d) Each new lease shall contain the same terms, covenants, provisions, conditions and agreements as those contained in this Lease, including the right to further divide the new leases under this Section 2.1, except that:

                    (i) The definition of Developer in Section 1.5.2 of this Lease shall be modified as may be appropriate and references to SDC and CB&C shall be modified as may be appropriate. Section 1.1 shall be modified to clarify that the premises demised by the new lease are a portion only of the Project.

                    (ii) Each new lease shall provide by its terms that it shall serve to release from this Lease, or any other lease being supplanted by said new lease, the portion of the Premises covered by such new lease.

                    (iii) Each new lease shall provide in Section 2 that its term commenced on the date the term of this Tease commenced and set forth the expiration date of the term of such new lease.

                    (iv) The total Minimum Base Rent payable for use of the Premises shall be allocated to any such new lease as the parties may agree, provided that if the parties are unable to reach agreement upon such allocation within thirty (30) days of the date that Developer submits to City a proposed allocation for such rental, such allocation shall be determined through appraisal pursuant to Section 3 below. City shall be deemed to have approved of any such proposed rental allocation proposed by Developer, unless City notifies Developer in writing within twenty (20) days of its receipt of such proposal of its disapproval thereof and of the rental allocation proposed by City. Any such proposed allocation made by Developer shall include the legal descriptions of the property to be demised by each such new lease, together with a copy of the Declaration or proposed Declaration. Said appraisal shall determine the respective fair market values of the property to be subject to each new lease, appraised for the use then being made of such property by Developer, and/or to the extent no such use is then being made, for the uses permitted by each such new lease and the Declaration.
Such appraisal shall take into account the effect of the Declaration. In the event that either City or Developer elect to submit any dispute concerning the terms and provisions of the Declaration to arbitration, pursuant to Paragraph 1 above, the appraisal contemplated by this subparagraph (but not the appointment of the arbitrators) shall be postponed until any such dispute has been settled. Upon the determination of the respective fair market values of the said property to be subject to each such new lease, the Minimum Base Rent shall be allocated in proportion to the ratios between said respective fair market values. An appropriate modification shall be made to the dollar amounts used as examples in Section 3.2. Nothing herein shall be deemed to alter the total amount of Minimum Base Rent to be paid to City for use of the Premises.

                    (v) Each such new lease shall recite that it is subject and subordinate to the Declaration, as well as to any instrument recorded on the property subject to the new lease to establish a condominium or planned unit development regime with City's approval pursuant to this Lease, and grant and lease to Developer and reserve to City any reciprocal easements established in the Declaration or any such instrument, for the benefit of or burdening the real property demised by such new lease. To the extent reasonably required, such Declaration and/or other instrument shall establish easements for ingress and egress, utilities and reciprocal parking required for the property demised by each new lease.

                    (vi)  The amount of the deposit described in Section
17.1.1 shall be allocated between the new leases in the same proportions as Minimum Base Rent is allocated.

                    (vii) The scope of Development described in Section 7.1 and the construction schedule attached to this Lease as Exhibit "F" shall be modified to indicate only those portions of the required construction that Developer elects to include in each such new lease, provided that the description of the Scope of the Development and of the construction required in Exhibit "F", in each new lease, when aggregated, shall include all of the work described in Section 7.1 of this Lease and in Exhibit "F" to this Lease and the times within which such work is to be commenced and completed shall not be extended.

                    (viii) The option to lease provisions shall be deleted, including Exhibit "C", Sections 2.2 and 2.3 and other references to such option, as may be appropriate.

                    (ix) The square footage amount in Section 17.1.2 shall be allocated as the parties may agree, but in the absence of such an agreement in the same proportions as Minimum Base Rent is allocated. The parties agree to cooperate reasonably in allocating such square footage amount in a manner consistent with the anticipated building areas on the real property to be subject to each new lease.

                    (x) The real property to be subject to each new lease shall include a buildable area for not less than one (1) freestanding building or not less than one (1) legal lot, parcel or condominium unit. Condominium units and/or lots in, a planned unit development improved in a single phase shall be leased and demised under a single new '.ease, unless creation of separate new leases for each such unit or lot is necessary to D event the reassessment of the possessory inter in all such units or 1ots upon the sublease of a single such unit.

or lot under Article XIII A of the California Constitution and/or statutes, rules and regulations adopted to implement such Article. All such new leases, including leases into which any such new lease may be divided, shall contain provisions sufficient to prohibit the creation of greater than the number of total new leases permitted by this Paragraph (x).

                    (xi) Each such new lease shall provide that City may withhold its consent to any assignment under Section 5.1.1 unless the assignor's interest in all new leases, then in effect, is similarly assigned or transferred to the same assignee.

                    (xii) Each such new lease shall provide that any default by the lessee under any such other new lease shall constitute a default under such new lease, if, but only if, the party or parties acting as the "Developer" under such new lease are the same party or parties acting as the "Developer" under such other new lease, which default under such new lease shall constitute a default not susceptible of being cured by a lender on the security of the leasehold estate for the purposes of Sections 4.2 and 4.6 of this Lease. Section 4.2(g) in any new lease shall not permit City to recover costs from the Developer under such new lease incurred to cure defaults under any other new lease.

                    (xiii) Any such new lease for an industrial/commercial planned unit development or condominium development shall provide, with respect to any Ground Sublease with an owners' association of lots or parcels restricted to common area usages, that City's obligation to execute a non-disturbance agreement shall not be affected by reason of such Ground Sublease providing for the payment of a nominal fixed rental payable hereunder shall be allocated to any such new lease leasing and demising such common area lots and/or parcels, only, to be sublet to such an owners' association.

               (e)  Developer shall not then be in default hereunder.

               (f) The segregation of this Lease into two (2) or more separate new leases shall constitute the substitution of said new leases for this Lease and each new lease and the easements provided for therein, if any, shall have the same priority of title as this Lease and any and all subleases entered into by Developer shall automatically be subject and subordinate to each such new lease, to the extent affected thereby.

          2.2 SHORT FORM NEW LEASE. Concurrently with the execution and delivery of any new lease pursuant to Paragraph 2.1 above, the parties shall execute and record two or more short form leases, each evidencing one such lease, which short form leases shall contain the following recitals:

               (a) That the short form lease is subject to the terms, covenants and provisions of the lease evidenced thereby.

               (b) That the short form lease and the lease evidenced thereby are subject and subordinate to the Declaration.

               (c) That the short form lease and the lease evidenced thereby have been executed and delivered pursuant to this Exhibit "E" in order to substitute the terms, covenants and provisions of the lease evidenced thereby for those of this lease, as required by and in accordance with the terms of this Lease, and that the said lease evidenced thereby shall have the same priority of title as though executed and delivered at the time of execution and delivery of this Lease on the date first written above and as though such short form lease was recorded concurrently with the short form of this Lease.

     3.  APPRAISAL.

          Any value to be determined by appraisal shall be determined by appraisal as follows:

           Each party hereto shall appoint a qualified and experienced MAI or equivalent appraiser to complete an appraisal within sixty (60) days. If the appraisers, so appointed by the parties, agree upon the value of the property, the appraisal figure agreed upon shall be the value of said property. If the appraisals differ, but not by more than five percent (5%), hey shall be deemed to be in agreement, and the appraisals shall be averaged to determine the fair market value of the property. If the appraisers selected by the parties, whose appraisals are used for the purpose herein stated, are unable to agree upon the value of the property within said sixty (60) days, said appraisers shall immediately appoint a third qualified and experienced
MAI or equivalent real estate appraiser to complete an appraisal within thirty (30) days. The parties agree for he purpose of calculating the value to be determined by appraisal, the appraised value shall be deemed to be that amount which is determined by taking the average of the two (2) appraisal figures which are closest to each other. The parties agree to share equally in the cost of the third appraisal.

                            CONSTRUCTION REQUIREMENTS

     1. Subject to force majeure as defined in Section 17.4 and to Section 7.4.3, Developer agrees to commence the construction of 150,000 square feet of building improvements, upon the business park portion of the Project within one (1) year of the commencement date of the lease term and to thereafter diligently prosecute such construction to completion.

     2. Subject to force majeure as defined in Section 17.4 and to Section 7.4.3, Developer agrees to commence the construction of the balance of the building improvements required to be constructed upon the business park portion of the Project either prior to or as soon as is reasonably possible following the completion of the construction and marketing of the phase one construction described in Paragraph 1 above, taking into consideration financing constraints and the economic feasibility of development, provided that subject only to such force majeure and to Section 7.4.3, such construction shall be commenced on or before the expiration of the tenth lease year.

     3. The building improvements that Developer is required to construct upon the business park portion of the Project will be the lesser of (i) 488,500 square feet of building improvements, or (ii) eighty percent (80%) of the building improvements permitted to be constructed upon the business park portion of the Project under the applicable PD-2 Ordinance.


                               EXHIBIT "F"

                    9.5 REIMBURSEMENT OF CITY. Any amount paid by City for any of the expenses described in Section 9.4 above, and all reasonable legal and other expenses of City, including reasonable counsel fees, and costs of suit, in defending any such action or in connection with procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate provided by law from the date of payment, shall be repaid by Developer to City on demand.

                10. CONDEMNATION:

                    10.1 DEFINITION OF TERMS. The following definitions shall govern interpretation of this Section.

                           10.1.1  TOTAL TAKING.  The term "total taking"
as used in this Section 10 means the taking of the entire Premises under the power of eminent domain or the taking of so much thereof as will in Developer's judgment prevent or substantially impair the use of the Premises for the uses and purposes then being made or proposed to be made by Developer of the Premises.

                           10.1.2  PARTIAL TAKING.  The term "partial
taking" means the taking of a portion only of the Premises which does not constitute a total taking as defined above.

                           10.1.3  TAKING. The term "taking" shall include
a voluntary conveyance by City to an agency, authority or public utility under threat of a taking under the power of eminent domain in lieu of formal proceedings.

                           10.1.4  DATE OF TAKING.  The term "date of
taking" shall be the date title to the Premises or portion thereof passes and vests in the condemnor or the date of entry of an order for immediate possession by a court of competent jurisdiction in connection with any judicial proceedings in eminent domain or the date physical possession of the premises is taken or interfered with, whichever first occurs.

                           10.1.5  LEASED LAND.  The term "leased land"
means the real property demised hereby, but exclusive of any and all improvements situated upon the Premises at the commencement of the lease term and also exclusive of all improvements constructed or placed hereon by or under Developer and exclusive of any grading and other site work performed by or under Developer. This definition shall also apply to Section 8.1.3.

                    10.2 EFFECT OF TAKING. If during the term thereof there shall be a total or partial taking under the power of eminent domain, then the leasehold estate of Developer in and to the Premises, in the event of a total taking, or the portion thereof taken, in the event of a partial taking, shall cease and terminate, as of the date of taking thereof. If this Lease is so terminated in whole or in part, all rentals and other charges payable by Developer to City hereunder and attributable to the Premises, or portion thereof taken, shall be paid by Developer up to and prorated through the date of taking by the condemnor.
Any portion of the security deposit provided for in Section 17.1 fairly attributable to the terminated portion of the leasehold estate shall be repaid by Developer and the parties shall thereupon be released from all further liability in relation thereto.

                    10.3 ALLOCATION OF AWARD. All compensation and damages awarded in connection with a total or partial taking of the Premises, including all improvements thereon, shall be allocated as follows:

                           10.3.1  CITY'S SHARE.  City shall be entitled
to that portion of the award attributable to the fair market value of the leased land, or the portion taken, valued at the date of the taking and for the use then being made of the leased land by Developer. In determining such fair market value the provisions of this Lease, including, without limitation, the rent payable hereunder over the remaining term of this Lease, shall be taken into account.

                           10.3.2  DEVELOPER'S SHARE.  Developer shall be
entitled to the amount remaining of the total award after deducting therefrom the sums to be paid to City pursuant to the preceding Paragraph 10.3.1.

                    10.4 REDUCTION OF RENT ON PARTIAL TAKING. In the event of a partial taking, the rent payable by Developer shall be adjusted from the date of taking to the date of expiration of the term of this Lease. Such rental adjustment will be made by reducing the rental payable by Developer based on the ratio between the fair market value of the leased land at the date of taking and the fair market value of the leased land remaining immediately thereafter, valued for the use being made of the leased land by Developer prior to such taking.

                    10.5 TEMPORARY TAKING. If all or any portion of the Premises shall be taken by any competent authority for temporary use or occupancy, this Lease, at the option of Developer, shall continue in full force and effect without reduction or abatement of rent, notwithstanding any other provision of this Lease, statute or rule of law to the contrary, and Developer shall, in such event, be entitled to the entire award for such taking to the extent that the same shall be applicable to the period of such temporary use of occupancy included in the

                                   EXHIBIT "G"


                 Exhibit "G" has intentionally been left blank.

















                                   EXHIBIT "G"

                          FAA REQUIRED LEASE PROVISIONS

     1. Lessee agrees to comply with the notification and review requirements covered in Part 77 of the Federal Aviation Regulations in the event that future construction of a building is planned for the leased premises, or in the event of any plan modification or alteration of any present or future building or structure situated on the leased premises.




















                                   EXHIBIT "H"

                                   EXHIBIT "I"


                 Exhibit "I" has intentionally been left blank.



















                                   EXHIBIT "I"

                             SHORT FORM GROUND LEASE
              (Parcel 5 of Parcel Map No. 17454 of Business Park)
                 (Portion of Parcel 8 of Parcel Map No. 15307)

     THIS SHORT FORM GROUND LEASE (Parcel 5 of Parcel Map No. 17454 of Business Park) (Portion of Parcel 8 of Parcel Map No. 15307) ("Short Form Ground Lease") is made and entered into as of this __________ day of ____________, 19___ (but shall be deemed at all times mentioned herein and for all purposes mentioned herein to relate back to August 6, 1982, the date of recordation (as Instrument No. 82-795499) in the Official Records of the Los Angeles County Recorder of that certain Short Form Ground Lease referred to below (the "Master Short Form")), by and between City of Long Beach, a municipal corporation ("City") and Long Beach Airport Business Park, a California general partnership ("Developer"). This Short Form Ground Lease and the Lease Agreement (Parcel 5 of Parcel Map No. 17454 of the Business
Park) (Portion of Parcel 8 of Parcel Map No. 15307) dated ____________, 19 __ (the "Ground Lease") evidenced by this Short Form Ground Lease have been executed and delivered pursuant to Exhibit "E" to that certain Lease
Agreement dated April 23, 1981 between City and Developer (the "Master Ground Lease") and pursuant to Exhibit "E" to that certain Lease Agreement between City and Developer dated March 10, 1983 a short form of which was recorded on May 13, 1983 as Instrument No. 83-539457 of the Official Records of the Los Angeles County Recorder's Office (the "Mini-Master Ground Lease") in order to substitute the terms, covenants, and provisions of the Ground Lease for those of the Master Ground Lease and the Mini-Master Ground Lease, as required by and in accordance with the Master Ground Lease and the Mini-Master Ground Lease. The Ground Lease shall have the same priority of title as though executed and delivered at the time of execution and delivery of the Master Ground Lease on April 23, 1981 and as though this Short Form Ground Lease was recorded concurrently with the Master Short Form.

                                 R E C I T A L S


     City does hereby lease and demise to Developer that certain real property in the City of Long Beach, County of Los Angeles, State of California, more particularly described in Exhibit "A" attached hereto and all rights, privileges and easements appurtenant thereto ("Premises" herein) pursuant to and upon all of the terms, covenants and provisions set forth in the unrecorded Ground Lease, the terms, covenants and provisions of which are hereby incorporated herein and made a part hereof by reference.

                                  EXHIBIT "J"
Building C

     NOW, THEREFORE, the parties hereby agree as follows:

          1.   The commencement date of the lease term is July 8, 1982.

          2. The term of the Ground Lease shall continue for fifty (50) years, subject to earlier termination as provided in the Ground Lease.

          3. The Ground Lease grants to Developer the right to subdivide the Premises and to divide the Ground Lease into two (2) or more leases, each of which shall supplant the Ground Lease provided that any such new lease (hereinafter "new lease") shall have the same priority of title as this Short Form Ground Lease and all subleases entered into by Developer, as a sublessor, shall be subject and subordinate thereto, to the extent affected thereby. Any such division shall be effectuated by recordation of a new short form ground lease as to each such new lease, which new short form ground lease shall relate back to August 6, 1982 (the date on which the Master Short Form was originally recorded) and recite that it has been executed and recorded in order to substitute the terms, covenants and provisions of the Master Ground Lease, the Mini-Master Ground Lease and the Ground Lease, insofar as such new lease affects the real property demised by the Ground Lease and to release and cancel the Ground Lease insofar as the Ground Lease affects the real property demised by the said new lease, evidenced by such new short form ground lease, all as provided for in accordance with the terms and provisions of the Ground Lease.

          4. This Short Form Ground Lease and the Ground Lease are and shall be subject and subordinate to (1) that certain Maintenance Declaration (Long Beach Airport Business Park) dated January 31, 1983 and recorded on March 8, 1983 as Instrument No. 83-256290 in the Official Records of the Los Angeles County, California Recorder and to (2) that certain Declaration of Covenants, Conditions, and Restrictions dated January 31, 1983 and recorded on March 9, 1983 as Instrument No. 83-262462 in the Official Records of the Los Angeles County, California Recorder; provided, however, that Developer's obligation to pay rent under the Ground Lease shall not be affected in any way because of such subordinations.

          5. City shall have the right to encumber its reversionary interest in and to the real property demised by the Ground Lease and/or the rentals and profits accruing under the Ground Lease provided that any such encumbrance shall be subject and subordinate to any replacement ground lease delivered to a "lender on the security of the leasehold estate" as defined in and pursuant to Section 4.6 of the Ground Lease upon a termination or cancellation of the Ground Lease, and to any new lease resulting from any division of the Ground Lease described in Paragraph 3 above and provided further that any such encumbrance requires, by its terms, that the holder or beneficiary thereof agree to execute any instrument reasonably required in order to subordinate the lien or charge thereof to any such replacement lease or new leases or to any restriction, encumbrance, dedication, Declaration, conveyance, lot split or other matter executed or consented to by Landlord pursuant to Section 7.4.9 and/or Paragraph 1 of Exhibit "E" of the Ground Lease and to execute any agreement required by Section 5.2 of the Ground Lease by such holder or beneficiary.

          6. Developer shall pay the real property taxes and assessments against the Premises during the term hereof, as more specifically provided in the Ground Lease.

          7. Notwithstanding that the ownership of City's and Developer's estates in and to the Premises may become vested in the same party for any reason, no merger of Developer's leasehold estate into City's fee title shall result or be deemed to result thereby, as provided in Section 4.8 of the Ground Lease, provided that this provision shall not be deemed applicable to a termination of Developer's leasehold estate by reason of Developer's default or a taking under the power of eminent domain pursuant to the Ground Lease, or otherwise pursuant to the terms of the Ground Lease.

          8. The Ground Lease grants to Developer the right to enter upon the Premises demised thereby for a period of sixty (60) days following the expiration of the term of the Ground Lease in order to remove any or all of the buildings and other improvements constructed upon said Premises by or under Developer.

          9. The Ground Lease grants to Developer the right to sell any buildings from time to time constructed upon the premises, provided that such buildings shall be and remain subject to the terms and conditions of the Ground Lease and shall be used and developed only in accordance with the Ground Lease.

          IN WITNESS WHEREOF, the parties have executed this Short Form Ground Lease as of the day and year first above written.

                                       CITY OF LONG BEACH,
                                       a municipal corporation


                                       By:
                                          -------------------------------------
                                          John E. Dever, City Manager

                                                      "City"

                                       LONG BEACH AIRPORT BUSINESS PARK,
                                       a California general partnership

                                       By: SIGNAL DEVELOPMENT CORPORATION,
                                           a California corporation
                                           (General Partner)

                                           By:
                                              ---------------------------------
                                                                        (Title)

                                           By:
                                              ---------------------------------
                                                                        (Title)

                                       By: CARLTON BROWNE AND COMPANY,
                                           INCORPORATED,
                                           a California corporation,
                                           (General Partner)

                                           By:
                                              ---------------------------------
                                                                        (Title)

                                           By:
                                              ---------------------------------
                                                                        (Title)
                                                          "Developer"


     This Short Form Ground Lease is herby approved as to form this ________ day of ______________, 198___.


                                           John R. Calhoun, City Attorney

                                           By:
                                              ---------------------------------
                                              Roger P. Freeman, Deputy

STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF LOS ANGELES        )

     On ________________, 198___, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN E. DEVER, personally known to me to be the person who executed this instrument as CITY MANAGER of the City of Long Beach, a municipal corporation and acknowledged to me that the municipal corporation executed it.

     WITNESS my hand and official seal.

     SIGNATURE:
               ---------------------------

     (SEAL)


STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF ORANGE             )

     On _________________, 198___, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________, and _________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as ___________ and _____________, respectively, of SIGNAL DEVELOPMENT CORPORATION, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

     WITNESS my hand and official seal.

                                       ------------------------------
                                               Notary Public

(SEAL)

STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF ORANGE             )

     On ____________, 198___, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________, and ______________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as _____________ and ____________, respectively, of CARLTON BROWNE & COMPANY, INCORPORATED, the corporation that executed the within instrument, said persons being known to me to be the persons who executed the within instrument on behalf of said corporation, said corporation being known to me to be one of the general partners of LONG BEACH AIRPORT BUSINESS PARK, the general partnership that executed the within instrument and acknowledged to me that such corporation executed the same both individually and as a general partner of said general partnership and that such general partnership also executed the same.

     WITNESS my hand and official seal.


                                       ------------------------------
                                               Notary Public

(SEAL)